ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement Dated May 1, 2018

To the following Prospectuses, as supplemented

ALLSTATE PROVIDER PROSPECTUS DATED MAY 1, 2002

SELECT DIRECTIONS PROSPECTUS DATED APRIL 30, 2005

AIM LIFETIME PLUS PROSPECTUS DATED APRIL 30, 2005

AIM LIFETIME PLUS II PROSPECTUS DATED APRIL 30, 2005

CUSTOM PORTFOLIO PROSPECTUS DATED APRIL 30, 2005

The following information supplements the prospectus for your variable annuity contract issued by Allstate Life Insurance Company of New York.

Item 3(c). Risk Factors

Forward-Looking Statements

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments. In addition, forward-looking statements are subject to certain risks or uncertainties that could cause actual results to differ materially from those communicated in these forward-looking statements. These risks and uncertainties include, but are not limited to, those described in the Risk Factors below and elsewhere in this document and those described from time to time in our other documents filed with the Securities and Exchange Commission (“SEC”).

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other products and financial services. Our risks have been categorized as follows: insurance industry, financial, investment, operational, regulatory and legal, and strategic risks. These cautionary statements should be considered carefully together with other factors discussed elsewhere in this document, in our filings with the SEC or in materials incorporated therein by reference.

Insurance Industry Risks

Reinsurance may be unavailable at current levels and prices, which may limit our ability to write new business

Market conditions beyond our control impact the availability and cost of the reinsurance we purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to maintain our current level of reinsurance or purchase new reinsurance protection in amounts that we consider sufficient at acceptable prices, we would have to either accept an increase in our risk exposure, reduce our insurance writings, or develop or seek other alternatives.

Reinsurance subjects us to risks of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our results of operations and financial condition

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our inability to collect a material recovery from a reinsurer could have a material effect on our results of operations and financial condition.

Underwriting changes and actual experience could materially affect profitability and financial condition

Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of the business. We establish target returns for each product based upon these factors and the average amount of capital we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. We monitor and manage pricing and overall sales mix to achieve target new business returns on a portfolio basis, which could result in the discontinuation or de-emphasis of products and a decline in sales. Profitability from new business emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

Our profitability depends on the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the adequacy of investment spreads, the persistency of policies, the management of market and credit risks associated with investments, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect our profitability and financial condition.

Changes in reserve estimates may adversely affect our results of operations

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. Future investment yields may be lower than our current projections. Mortality and morbidity may continue to improve due to medical advancements resulting in policyholders living longer than anticipated. We periodically review the adequacy of these reserves and if future experience differs significantly from assumptions, adjustments to reserves and amortization of deferred policy acquisition costs (“DAC”) may be required that could have a material effect on our results of operations. We also review these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, we will be required to accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence.

Changes in estimates of profitability on interest-sensitive life products may adversely affect our profitability and financial condition

DAC related to interest-sensitive life contracts is amortized in proportion to actual historical gross profits and estimated future gross profits (“EGP”) over the estimated lives of the contracts. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. Updates to these assumptions, commonly referred to as “DAC unlocking,” could result in accelerated amortization of DAC and thereby adversely affect our profitability and financial condition. In addition, assumption changes impact the reserve for secondary guarantees on interest-sensitive life insurance and could also lead to volatility in net income.

Financial Risks

Conditions in the global economy and capital markets could adversely affect our business and results of operations

Conditions in the global economy and capital markets could have an adverse effect on our business and results of operations. This includes high and sustained unemployment in certain regions and lower labor participation rates in others, reduced consumer spending, low economic growth, lower residential and commercial real estate prices, substantial increases in delinquencies on consumer debt, the relatively low availability of credit and ineffective central bank monetary policies.

Stressed conditions, volatility and disruptions in global capital markets, particular markets or financial asset classes could adversely affect our investment portfolio. Disruptions in one market or asset class can also spread to other markets or asset classes. Although the disruption in the global financial markets has moderated, the rate of recovery from the U.S. recession has been below historic averages, and the pace of recovery in many foreign markets is lagging that of the U.S. In addition, events in the U.S. or foreign markets, such as the United Kingdom’s June 2016 referendum in which they voted to leave the European Union, can impact the global economy and capital markets. The impact of such events is difficult to predict.

In the years since the financial crisis, the central banks of most developed countries have pursued highly accommodative monetary policies. Higher volatility and less certainty in capital markets may result as the U.S. Federal Reserve, through the Federal Open Market Committee, raises interest rates and as global monetary policies diverge.

General economic conditions could adversely affect us by impacting consumer behavior and pressuring investment results. Consumer behavior changes may include decreased demand for our products. In addition, holders of interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in the investment portfolio.

A downgrade in our financial strength ratings may have an adverse effect on our competitive position, the marketability of our product offerings, our liquidity, results of operations and financial condition

Financial strength ratings are important factors in establishing the competitive position of insurance companies and generally have an effect on an insurance company’s business. Rating agencies continuously review our financial performance and condition. They could downgrade or change the outlook on our ratings due to a change in statutory capital, a change in a rating agency’s determination of the amount of risk-adjusted capital required to maintain a particular rating, an increase in the perceived risk of our investment portfolio, a reduced confidence in management or our business strategy, as well as a number of other considerations that may or may not be under our control. Our insurance financial strength ratings from A.M. Best, S&P Global Ratings and Moody’s are subject to continuous review and the retention of current ratings cannot be assured. A downgrade in any of these ratings could have a material effect on our sales, competitiveness, the marketability of our product offerings, liquidity, results of operations and financial condition.

Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective on December 22, 2017, resulting in a permanent reduction in the federal corporate income tax rate from 35% to 21%. Ratings agencies and regulators are reviewing their methodologies and may implement changes that could impact the amount of required capital to be maintained.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or our ability to obtain credit on acceptable terms

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses may be limited, and the cost of any such capital may be significant. Our access to additional financing depends on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient and in such case, we may not be able to successfully obtain additional financing on favorable terms.

The realization of deferred tax assets is subject to uncertainty

The realization of our deferred tax assets, net of valuation allowance, if any, is based on the assumption that we will be able to fully utilize the deductions that are ultimately recognized for tax purposes. However, actual results may differ from our assumptions if adequate levels of taxable income are not attained.

Investment Risks

Our investment portfolio is subject to market risk and declines in credit quality, which may adversely affect investment income and cause realized and unrealized losses

We continually reevaluate investment management strategies since we are subject to the risk of loss due to adverse changes in interest rates, credit spreads, equity prices and currency exchange rates. Such adverse changes may occur due to changes in monetary policy and the economic climate, the liquidity of a market or market segment, investor return expectations and/or risk tolerance, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness. The performance and value of our investment portfolio is also subject to market risk related to investments in loans and securities collateralized by real estate. Moreover some of our investment strategies target individual investments with unique risks that are less highly correlated with broad market risks. Although we expect these investments to increase total portfolio returns over time, their performance may vary from and under-perform relative to the market.

Our investment portfolio is subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening of the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities and loans above the risk-free rate, typically referenced as the yield on U.S. Treasury securities, that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary in response to the market’s perception of risk and liquidity in a specific issuer or specific sector. Additionally, credit spreads are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. Although we have the ability to use derivative financial instruments to manage these risks, the effectiveness of such instruments varies with liquidity and other conditions that may impact derivative and bond markets. Adverse economic conditions or other factors could cause declines in the quality and valuation of our investment portfolio that would result in realized and unrealized losses. The concentration of our investment portfolio in any particular issuer, industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition.

A decline in market interest rates or credit spreads could have an adverse effect on investment income as we invest cash in new investments that may earn less than the portfolio’s average yield. In a low interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. Sustained low interest rates could also lead to purchases of longer-term or riskier assets in order to obtain adequate investment yields, which could also result in a duration gap when compared to the duration of liabilities. Alternatively, longer-term assets may be sold and reinvested in shorter-term assets that may have lower yields in anticipation of rising interest rates. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

The amount and timing of net investment income from our performance-based investments, which primarily includes limited partnership interests, can fluctuate significantly as a result of the underlying investments’ performance. Additionally, the timing of capital contributions and distributions depends on particular events, schedules for making distributions, and cash needs related to the investments. As a result, the amount of net investment income recognized and cash contributed to or received from these investments can vary substantially from quarter to quarter. Significant volatility or market downturns could adversely impact net investment income, valuation and returns on these investments.

The determination of the amount of realized capital losses recorded for impairments of our investments is subjective and could materially impact our results of operations and financial condition

The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based upon our ongoing evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. Our conclusions on such assessments are judgmental and include assumptions and projections of future cash flows and price recovery which may ultimately prove to be incorrect as assumptions, facts and circumstances change. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

The determination of the fair value of our fixed income and equity securities is subjective and could materially impact our results of operations and financial condition

In determining fair values, we principally use the market approach which utilizes market transaction data for the same or similar instruments. The degree of judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon the sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost or cost and fair value, net of deferred income taxes and related DAC, deferred sales inducement costs and reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly.

Changes in market interest rates or performance-based investment returns may lead to a significant decrease in the profitability of spread-based products

Our ability to manage the in-force spread-based products, such as fixed annuities, is dependent upon maintaining profitable spreads between investment returns and interest crediting rates. When market interest rates decrease or remain at low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Increases in market interest rates can have negative effects, for example by increasing the attractiveness of other investments to our customers, which can lead to increased surrenders at a time when fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. Additionally, the amount of net investment income from performance-based investments backing the immediate annuity liabilities can vary substantially from quarter to quarter. Significant volatility or market downturns could adversely impact net investment income, valuation and returns, and collectability of undistributed appreciation related to these investments. We also have certain international limited partnership investments that could be impacted by increased investment, economic, regulatory and legal risks, which could adversely affect our operating results.

Operational Risks

The failure in cyber or other information security, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could result in a loss or disclosure of confidential information, damage to our reputation, additional costs and impairment of our ability to conduct business effectively

We depend heavily on computer systems, mathematical algorithms and data to perform necessary business functions. We collect, use, store or transmit an increasingly large amount of confidential, proprietary, and other information (including personal information of customers or employees) in connection with the operation of our business. Despite our implementation of a variety of security measures, we are increasingly exposed to the risk that our computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. We have experienced threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. Events such as these could jeopardize the information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss. These risks may increase in the future as we continue to expand internet and mobile strategies and develop additional remote connectivity solutions to serve our employees and customers.

Third parties to whom we outsource certain of our functions are also subject to these risks. While we review and assess our third party providers’ cybersecurity controls, as appropriate, and make changes to our business processes to manage these risks, we cannot assure that our attempts to keep such information confidential will always be successful.

Personal information, as described above, is subject to an increasing number of federal, state, local and international laws and regulations regarding privacy and data security, as well as contractual commitments. Any failure or perceived failure by us to comply with such obligations may result in governmental enforcement actions and fines, litigation, or public statements against us by consumer advocacy groups or others, and could cause our employees and customers to lose trust in us, which could have an adverse effect on our reputation and business.

We continually enhance our cyber and information security in order to be resilient against emerging threats and improve our ability to detect and respond to attempts to gain unauthorized access occur to our data and systems. From time to time, The Allstate Corporation and its Audit Committee engage independent advisors to assess and consult on cybersecurity matters. We also perform an on-going and continuous assessment of the quality of our program and identify opportunities to strengthen our cybersecurity controls. However, due to the increasing frequency and sophistication of such cyberattacks and changes in technology, there can be no assurance that a cyberattack will not take place with negative consequences, including an adverse effect to our business, results of operations and financial condition.

The occurrence of a disaster, such as a natural catastrophe, pandemic, industrial accident, blackout, terrorist attack, war, cyberattack, computer virus, insider threat, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of managers were unavailable in the event of a disaster, our ability to effectively conduct business could be severely compromised.

Any of these may result in our incurring substantial costs and other negative consequences, including an adverse effect on our business, results of operations and financial condition.

A large-scale pandemic, the continued threat or occurrence of terrorism or military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, marketability of product offerings, liquidity and results of operations

A large-scale pandemic, the continued threat or occurrence of terrorism, within the U.S. and abroad, or military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from declines in the equity markets and from interest rate changes in the U.S., Europe and elsewhere, and result in loss of life, property damage, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets and reduced economic activity caused by a large-scale pandemic or the continued threat of terrorism. Additionally, a large-scale pandemic or terrorist act could have a material effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

Loss of key vendor relationships or failure of a vendor to protect our data, confidential and proprietary information, or personal information of our customers or employees could affect our operations

We rely on services and products provided by many vendors in the U.S. and abroad. These include, for example, vendors of computer hardware and software, and vendors of investment management services. In the event that any vendor suffers a bankruptcy or otherwise becomes unable to continue to provide products or services, or fails to protect our confidential, proprietary, and other information (including personal information of customers or employees), we may suffer operational impairments and financial losses.

We may be subject to the risks and costs associated with intellectual property infringement, misappropriation and third party claims

We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property. Although we use a broad range of measures to protect intellectual property rights, third parties may infringe or misappropriate intellectual property. We may have to litigate to enforce and protect intellectual property and to determine its scope, validity or enforceability, which could divert significant resources and prove unsuccessful. An inability to protect intellectual property could have a material effect on our business.

We may be subject to claims by third parties for patent, trademark or copyright infringement or breach of usage rights. Any such claims and any resulting litigation could result in significant expense and liability. If third party providers or we are found to have infringed a third-party intellectual property right, either of us could be enjoined from providing certain products or services or from utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses. Alternatively, we could be required to enter into costly licensing arrangements with third parties or implement a costly work-around. Any of these scenarios could have a material effect on our business and results of operations.

Regulatory and Legal Risks

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business

The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry.

In recent years, the state insurance regulatory framework has come under public scrutiny. Members of Congress have discussed proposals to provide for federal chartering of insurance companies. The Federal Insurance Office (“FIO”) and Financial Stability Oversight Council (“FSOC”) were also established. We can make no assurances regarding the potential impact of state or federal measures that change the nature or scope of insurance and financial regulation.

In 2016, the U.S. Department of Labor (“DOL”) issued a rule that expands the range of activities that would be considered to be “investment advice” and establishes a new framework for determining whether a person is a fiduciary when selling mutual funds, variable annuities, or variable life products in connection with an individual retirement account (“IRA”) or employee benefit plan covered under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Such regulatory reforms, additional legislative or regulatory requirements and any further stringent enforcement of existing regulations may make it more expensive for us to conduct business and limit our ability to grow or to achieve profitability.

Changes in tax laws may affect our operations, decrease sales and profitability of products and adversely affect our financial condition

The Tax Legislation contains numerous changes, including a permanent reduction of the corporate income tax rate from 35% to 21% beginning January 1, 2018, and a change to the international system of taxation to a modified territorial system. While we believe the overall effect of the Tax Legislation may have a positive impact on us and our customers, it also includes changes to the income tax basis for the amortization periods for deferred acquisition costs, the computation of insurance tax reserves and deductibility of certain corporate expenses that, when taken separately, will not be beneficial to us.

Under current federal and state income tax law, certain products, primarily life insurance, receive beneficial tax treatment. This favorable treatment may give some products a competitive advantage over noninsurance products. Congress and various state legislatures occasionally consider legislation that could reduce or eliminate the beneficial policyholder tax treatment currently applicable to life insurance. Congress and state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for some products by making them less competitive. Such proposals, if adopted, could impact the demand for certain of our life insurance products that offer income tax deferrals and may have a material effect on our profitability and financial condition and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

We may not be able to mitigate the capital impact associated with statutory reserving and capital requirements, potentially resulting in a need to increase prices, reduce sales of certain products, and/or accept a return on equity below original levels assumed in pricing

Regulatory capital and reserving requirements affect the amount of capital required. Changes to capital or reserving requirements or regulatory interpretations may result in holding additional capital. To support statutory reserves for certain life insurance products, we currently utilize reinsurance for mitigating a portion of our statutory reserve requirements. Changes to capital or reserving requirements or an inability to continue existing reinsurance as a result of market conditions or otherwise could require us to increase prices, reduce our sales of certain products, and/or accept a return on equity below original levels assumed in pricing.

Changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect our results of operations and financial condition

Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Our life insurance business involves products that remain in force for extended time periods. Accordingly, we may be required to adopt new guidance or interpretations, including those that relate to products which remain in force for extended time periods and were designed and issued in contemplation of a different accounting framework, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

Our policyholders make decisions in part based on an evaluation of our reported financial condition, results of operations as well as the stability and predictability of those conditions and results. Potential accounting changes that retroactively affect long-duration insurance contracts and require more market-based measurements may introduce substantial variability and may unfavorably impact our reported financial condition and results of operations as well as their stability and predictability. The potential impacts of a retroactive accounting change applied to long-duration insurance contracts could be pervasive and may unfavorably impact policyholder assessments of our financial condition and results of operations.

Losses from legal and regulatory actions may be material to our results of operations, cash flows and financial condition

From time to time, we are involved in various legal actions, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in any of these matters, the ultimate liability may be in excess of amounts currently accrued, if any, and may be material to our results of operations, cash flows and financial condition.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs and limit our growth

As an insurance company, we are subject to extensive laws and regulations that are complex and subject to change. Changes may sometimes lead to additional expenses, increased legal exposure, increased required reserves or capital, and additional limits on our ability to grow or to achieve targeted profitability. Moreover, laws and regulations are administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general as well as federal agencies including the SEC, the Financial Industry Regulatory Authority, the DOL, and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight.

In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment. There is also a risk that changes in the overall legal environment may cause us to change our views regarding the actions we need to take from a legal risk management perspective. This would necessitate changes to our practices that may adversely impact our business. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. These laws and regulations may limit our ability to grow or to improve the profitability of our business.

Strategic Risks

Our future growth and profitability are dependent in part on our ability to successfully operate in an insurance industry that is highly competitive

Many of our primary competitors have well-established national reputations and market similar products.

Because of the competitive nature of the insurance industry, there can be no assurance that we will continue to compete effectively within our industry, or that competitive pressures will not have a material effect on our business, results of operations or financial condition. This includes competition for producers such as exclusive agents and their licensed sales professionals. Growth and retention may be materially affected if we are unable to attract and retain these producers or if the producers are unable to attract and retain their licensed sales professionals or customers. Furthermore, certain competitors operate using a mutual insurance company structure and therefore may have dissimilar profitability and return targets.

Our ability to successfully operate may also be impaired if we are not effective in developing the talent and skills of our human resources, attracting and assimilating new executive talent into our organization, retaining experienced and qualified employees, or deploying human resource talent consistently with our business goals.

Reducing our concentration in spread-based business and exiting certain distribution channels may adversely affect reported results

We have been reducing our concentration in spread-based business since 2008 and discontinued offering fixed annuities effective January 1, 2014. We also exited the structured settlement annuity brokers distribution channel in 2013. The reduction in sales of these products has and will continue to reduce investment portfolio levels. It may also affect the settlement of contract benefits including sales of assets with unrealized capital losses, and affect insurance reserves deficiency testing.

Item 11(a).	Description of Business

Allstate Life Insurance Company of New York (“Allstate Life of New York” or “ALNY”) was incorporated in 1967 as a stock life insurance company under the laws of the State of New York. In 1984, Allstate Life of New York was purchased by Allstate Life Insurance Company (“ALIC”). Allstate Life of New York is a wholly owned subsidiary of ALIC, a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company (“AIC”), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of AIC is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the “Corporation”), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the “You’re In Good Hands With Allstate®” slogan, Allstate is the 2nd largest personal property and casualty insurer in the United States on the basis of 2016 statutory direct premiums written according to A.M. Best.

In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not required to prepare financial statements in conformity with accounting principles generally accepted in the United States of America. We frequently use industry publications containing statutory financial information to assess our competitive position.

We sell traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the state of New York. We sell products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents. We previously offered and continue to have in force deferred fixed annuities and immediate fixed annuities (including standard and sub-standard structured settlements).

The table below lists our current distribution channels with the associated products and target customers.

Distribution Channels	Proprietary Products	Target Customers
Allstate exclusive agencies and exclusive financial specialists	Term life insurance Whole life insurance Interest-sensitive life insurance Variable life insurance	Customers who prefer local personalized advice and service and are brand-sensitive
Workplace enrolling independent agents	Workplace life and voluntary accident and health insurance: Interest-sensitive and term life insurance Short-term disability income insurance Accident and critical illness insurance	Middle market consumers with family financial protection needs employed by small, medium, and large size firms

We compete on a wide variety of factors, including product offerings, brand recognition, financial strength and ratings, price, distribution and the level of customer service. The market for life insurance continues to be highly fragmented and competitive. As of December 31, 2016, there were approximately 370 groups of life insurance companies in the United States.

Allstate Life of New York is subject to extensive regulation, primarily, but not exclusively, from the New York Department of Financial Services. The method, extent and substance of such regulation generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to the New York Department of Financial Services. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency and statutory surplus sufficiency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, corporate governance, and risk management. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. For a discussion of statutory financial information, see Note 13 of the financial statements. For a discussion of regulatory contingencies, see Note 11 of the financial statements. Notes 11 and 13 are incorporated in this, Item 11(a) by reference.

As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Dodd-Frank created the Federal Insurance Office (“FIO”) within the U.S. Department of the Treasury. The FIO monitors the insurance industry, provides advice to the Financial Stability Oversight Council (“FSOC”), represents the U.S. on international insurance matters, and studies the current regulatory system.

Additional regulations or new requirements may emerge from the activities of various regulatory entities, including the Federal Reserve Board, FIO, FSOC, the National Association of Insurance Commissioners (“NAIC”), and the International Association of Insurance Supervisors (“IAIS”), that are evaluating solvency and capital standards for insurance company groups. In addition, the NAIC has adopted amendments to its model holding company law that have been adopted by some jurisdictions. The outcome of these actions is uncertain; however, these actions may result in an increase in the level of capital and liquidity required by insurance holding companies.

We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Allstate Life of New York.

In 2016, the U.S. Department of Labor (“DOL”) issued its final fiduciary rule (the “Rule”) that expands the range of activities considered “investment advice” and establishes a new framework for determining whether a person is a “fiduciary” when selling mutual funds, variable and indexed annuities, or variable life products in connection with an individual retirement account (“IRA”) or employee benefit plan covered under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Except for Allstate Benefits offering universal life products which, when sold in an employee welfare benefit plan, may be considered subject to the fiduciary rule as an insurance product with an “investment component”, Allstate Life of New York does not currently sell proprietary annuities or proprietary variable life products in connection with IRAs or employee benefit plans covered under ERISA. Such products we previously offered and continue to have in force are impacted by the Rule. These requirements have increased regulatory costs. The financial impact to Allstate Life of New York is expected to be immaterial. Certain provisions of the Rule, such as the impartial conduct standards, became effective on June 9, 2017, while other provisions were not to apply until January 1, 2018. In November 2017, the DOL approved an 18-month delay to the provisions of the Rule that were to apply on January 1, 2018. The delay will allow the DOL to determine whether the Rule may adversely affect investors or retirees or adversely affect the ability of Americans to gain access to retirement information and financial advice. The delay also allows the DOL to coordinate with other regulators, such as state insurance regulators and the SEC, and Congress. It is yet to be determined whether any changes to the Rule’s requirements will result from the DOL’s continued examination of the Rule.

Item 11(b).	Description of Property

Allstate Life of New York occupies office space in Hauppauge, New York, and Northbrook, Illinois, that is owned or leased by Allstate Insurance Company. Expenses associated with these facilities are allocated to us. We believe that these facilities are suitable and adequate for our current operations.

Item 11(c).	Legal Proceedings

Information required for Item 11(c) is incorporated by reference to the discussion under the heading “Regulation and Compliance” in Note 11 of the financial statements.

Item 11(e).	Financial Statements and Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Allstate Life Insurance Company of New York

Hauppauge, New York

Opinion on the Financial Statements

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2017 and 2016, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 12, 2018

We have served as the Company’s auditor since 1995.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in thousands)	Year Ended December 31,
	2017	2016	2015
Revenues
Premiums (net of reinsurance ceded of $11,481, $11,788, and $12,362)	$90,941	$68,581	$63,218
Contract charges (net of reinsurance ceded of $7,954, $8,019, and $9,049)	76,171	76,009	74,948
Net investment income	310,695	295,845	311,244
Realized capital gains and losses:
Total other-than-temporary impairment (“OTTI”) losses	(6,263)	(20,613)	(8,131)
OTTI losses reclassified to (from) other comprehensive income	893	4,656	342

Net OTTI losses recognized in earnings	(5,370)	(15,957)	(7,789)
Sales and other realized capital gains and losses	71,702	17,596	34,907

Total realized capital gains and losses	66,332	1,639	27,118

	544,139	442,074	476,528

Costs and expenses
Contract benefits (net of reinsurance ceded of $8,055, $12,024, and $23,918)	230,493	208,403	203,594
Interest credited to contractholder funds (net of reinsurance ceded of $4,805, $4,770, and $4,545)	97,377	102,761	108,637
Amortization of deferred policy acquisition costs	16,992	16,127	16,603
Operating costs and expenses	41,829	35,374	33,357

	386,691	362,665	362,191

Income from operations before income tax (benefit) expense	157,448	79,409	114,337
Income tax (benefit) expense	(46,735)	28,008	40,977

Net income	204,183	51,401	73,360

Other comprehensive (loss) income, after-tax
Change in unrealized net capital gains and losses	(66,210)	24,554	(12,496)
Change in unrealized foreign currency translation adjustments	2,409	1,138	(1,172)

Other comprehensive (loss) income, after-tax	(63,801)	25,692	(13,668)

Comprehensive income	$140,382	$77,093	$59,692

See notes to financial statements

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF FINANCIAL POSITION

($ in thousands, except par value data)	December 31,
	2017	2016
Assets
Investments
Fixed income securities, at fair value (amortized cost $4,550,008 and $4,534,157)	$4,917,725	$4,872,174
Mortgage loans	629,142	614,380
Equity securities, at fair value (cost $152,163 and $208,635)	194,533	218,078
Limited partnership interests	363,237	330,303
Short-term, at fair value (amortized cost $88,799 and $92,699)	88,786	92,698
Policy loans	39,589	40,289
Other	3,106	2,580

Total investments	6,236,118	6,170,502
Cash	4,863	15,755
Deferred policy acquisition costs	146,333	137,358
Reinsurance recoverable	243,644	248,073
Accrued investment income	52,577	52,278
Reinsurance receivable from parent	—	2,014
Current income taxes receivable	—	4,787
Other assets	196,121	133,007
Separate Accounts	293,836	290,798

Total assets	$7,173,492	$7,054,572

Liabilities
Contractholder funds	$2,874,884	$3,018,733
Reserve for life-contingent contract benefits	2,348,966	2,140,888
Current income taxes payable	1,050	—
Deferred income taxes	153,726	247,652
Other liabilities and accrued expenses	92,684	88,335
Payable to affiliates, net	4,944	5,280
Reinsurance payable to parent	134	—
Separate Accounts	293,836	290,798

Total liabilities	5,770,224	5,791,686

Commitments and Contingent Liabilities (Note 11)
Shareholder’s Equity
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding	$2,500	$2,500
Additional capital paid-in	140,529	140,529
Retained income	1,117,020	938,217
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	256	2,955
Other unrealized net capital gains and losses	323,694	222,854
Unrealized adjustment to DAC, DSI and insurance reserves	(182,805)	(43,467)

Total unrealized net capital gains and losses	141,145	182,342
Unrealized foreign currency translation adjustments	2,074	(702)

Total accumulated other comprehensive income	143,219	181,640

Total shareholder’s equity	1,403,268	1,262,886

Total liabilities and shareholder’s equity	$7,173,492	$7,054,572

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF SHAREHOLDER’S EQUITY

($ in thousands)	Year Ended December 31,
	2017	2016	2015
Common stock	$2,500	$2,500	$2,500

Additional capital paid-in	140,529	140,529	140,529

Retained income
Balance, beginning of year	938,217	886,816	813,456
Net income	204,183	51,401	73,360
Reclassification of tax effects due to change in accounting principle	(25,380)	—	—

Balance, end of year	1,117,020	938,217	886,816

Accumulated other comprehensive income
Balance, beginning of year	181,640	155,948	169,616
Change in unrealized net capital gains and losses	(66,210)	24,554	(12,496)
Change in unrealized foreign currency translation adjustments	2,409	1,138	(1,172)
Reclassification of tax effects due to change in accounting principle	25,380	—	—

Balance, end of year	143,219	181,640	155,948

Total shareholder’s equity	$1,403,268	$1,262,886	$1,185,793

See notes to financial statements.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

($ in thousands)	Year Ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net income	$204,183	$51,401	$73,360
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(30,014)	(30,801)	(34,681)
Realized capital gains and losses	(66,332)	(1,639)	(27,118)
Interest credited to contractholder funds	97,377	102,761	108,637
Changes in:
Policy benefits and other insurance reserves	(17,780)	(35,690)	(39,605)
Deferred policy acquisition costs	(7,530)	(812)	992
Income taxes	(53,734)	18,344	(12,877)
Other operating assets and liabilities	(28,736)	(32,899)	(23,938)

Net cash provided by operating activities	97,434	70,665	44,770

Cash flows from investing activities
Proceeds from sales
Fixed income securities	192,227	388,051	623,613
Equity securities	125,416	72,776	1,557
Limited partnership interests	77,017	52,235	41,037
Investment collections
Fixed income securities	298,852	389,627	419,502
Mortgage loans	65,183	76,008	55,218
Investment purchases
Fixed income securities	(477,765)	(603,782)	(701,779)
Equity securities	(68,002)	(77,719)	(8,136)
Limited partnership interests	(67,015)	(73,942)	(90,929)
Mortgage loans	(78,783)	(75,979)	(175,218)
Change in short-term investments, net	3,104	(22,399)	28,915
Change in policy loans and other investments, net	1,440	(758)	(678)

Net cash provided by investing activities	71,674	124,118	193,102

Cash flows from financing activities
Contractholder fund deposits	97,287	99,341	95,437
Contractholder fund withdrawals	(274,887)	(294,277)	(347,405)
Other	(2,400)	—	—

Net cash used in financing activities	(180,000)	(194,936)	(251,968)

Net decrease in cash	(10,892)	(153)	(14,096)
Cash at beginning of year	15,755	15,908	30,004

Cash at end of year	$4,863	$15,755	$15,908

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.	General

Basis of presentation

The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). AIC is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Nature of operations

The Company offers traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the State of New York. The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and all of this business is reinsured.

The following table summarizes premiums and contract charges by product.

($ in thousands)	2017	2016	2015
Premiums
Traditional life insurance	$55,996	$52,333	$48,532
Immediate annuities with life contingencies	—	—	5
Accident and health insurance	34,945	16,248	14,681

Total premiums	90,941	68,581	63,218

Contract charges
Interest-sensitive life insurance	76,103	75,940	74,829
Fixed annuities	68	69	119

Total contract charges	76,171	76,009	74,948

Total premiums and contract charges	$167,112	$144,590	$138,166

2.	Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income (“AOCI”). Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

Equity securities primarily include common stocks, exchange traded funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded funds have fixed income securities as their underlying investments. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of AOCI.

Investments in limited partnership interests include interests in private equity funds, real estate funds, and other funds. Where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies, investments in limited partnership interests are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting (“EMA”).

Short-term investments, including commercial paper, U.S. Treasury bills, money market funds and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of derivatives. Derivatives are carried at fair value.

Investment income primarily consists of interest, dividends, income from limited partnership interests, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS, RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS, RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings and unrealized gains and losses resulting from valuation changes of the underlying investments, and is generally recognized on a three month delay due to the availability of the related financial statements.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness and valuation changes in public securities held in certain limited partnerships. Realized capital gains and losses on investment sales are determined on a specific identification basis.

Derivative and embedded derivative financial instruments

Derivative financial instruments include equity futures, options, interest rate caps, foreign currency forwards and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life contracts and reinsured variable annuity contracts.

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. The income statement effects of derivatives, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

Securities loaned

The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments. These transactions are short-term in nature, usually 30 days or less.

The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.

Recognition of premium revenues and contract charges, and related benefits and interest credited

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.

Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

Deferred policy acquisition and sales inducement costs

Costs that are related directly to the successful acquisition of new or renewal life insurance policies are deferred and recorded as DAC. These costs are principally agents’ and brokers’ remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.

For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC for these policies using actual experience and current assumptions. Prior to fourth quarter 2017,the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.

For interest-sensitive life insurance, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are differences in tax bases of invested assets, unrealized capital gains and losses, insurance reserves and DAC. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves for these policies using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. All of the Company’s variable annuity business was reinsured beginning in 2006.

Off-balance sheet financial instruments

Commitments to invest, commitments to purchase private placement securities and financial guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position (see Note 7 and Note 11).

Adopted accounting standards

Transition to Equity Method Accounting

Effective January 1, 2017, the Company adopted new Financial Accounting Standards Board (“FASB”) guidance amending the accounting requirements for transitioning to the equity method of accounting (“EMA”), including a transition from the cost method. The guidance requires the cost of acquiring an additional interest in an investee to be added to the existing carrying value to establish the initial basis of the EMA investment. Under the new guidance, no retroactive adjustment is required when an investment initially qualifies for EMA treatment. The guidance is applied prospectively to investments that qualify for EMA after application of the cost method of accounting. Accordingly, the adoption of this guidance had no impact on the Company’s results of operations or financial position.

Application of Income Tax Guidance to Certain U.S. Tax Reform Provisions

In February 2018, the FASB issued guidance permitting reclassification of the effects of the new corporate tax rate in the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) on balances presented net of tax in AOCI. Upon enactment of the Tax Legislation in December 2017, existing accounting guidance required the revaluation of all deferred tax balances to the newly enacted tax rate by adjustment to income tax expense whereas a corresponding adjustment of the balances presented in AOCI was prohibited. The new guidance permits reclassification of the impact of the newly enacted tax rates in the Tax Legislation on balances presented net of tax in AOCI to retained income. The guidance, which may be adopted for any period for which financial statements have not yet been issued, is effective for fiscal years beginning after December 15, 2018, and may be applied retrospectively to the date of enactment or the beginning of a reporting period. The Company elected to early adopt the new guidance as of December 31, 2017. Upon adoption of the guidance, amounts are recognized after-tax in AOCI using the newly established 21% corporate income tax rate. The net impact of adoption was a $25.4 million increase in AOCI and a corresponding decrease in retained income. The $25.4 million increase in AOCI is comprised of a $25.0 million increase in unrealized net capital gains and losses and a $0.4 million increase in unrealized foreign currency translation adjustment. For a more detailed discussion of the Tax Legislation, see Note 12.

Pending accounting standards

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued guidance requiring equity investments, including equity securities and limited partnership interests, that are not accounted for under the equity method of accounting or result in consolidation to be measured at fair value with changes in fair value recognized in net income. Equity investments without readily determinable fair values may be measured at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. When a qualitative assessment of equity investments without readily determinable fair values indicates that impairment exists, the carrying value is required to be adjusted to fair value, if lower. The guidance clarifies that an entity should evaluate the realizability of a deferred tax asset related to available-for-sale fixed income securities in combination with the entity’s other deferred tax assets. The guidance also changes certain disclosure requirements. The guidance is effective for interim and annual periods beginning after December 15, 2017, and is to be applied through a cumulative-effect adjustment to beginning retained income which results in no impact to the Company’s results of operations at the date of adoption. The new guidance related to equity investments without readily determinable fair values is applied prospectively as of the date of adoption. The most significant impacts relate to the change in accounting for equity securities, where $42 million of pre-tax unrealized net capital gains will be reclassified on January 1, 2018 from AOCI to retained income and cost method limited partnership interests (excluding limited partnership interests accounted for on a cost recovery basis) where the carrying value of these investments will increase by approximately $8 million, pre-tax on January 1, 2018, with the offsetting after-tax adjustment recognized in retained income.

Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB issued guidance which revises the credit loss recognition criteria for certain financial assets measured at amortized cost, including reinsurance recoverables. The new guidance replaces the existing incurred loss recognition model with an expected loss recognition model. The objective of the expected credit loss model is for the reporting entity to recognize its estimate of expected credit losses for affected financial assets in a valuation allowance deducted from the amortized cost basis of the related financial assets that results in presenting the net carrying value of the financial assets at the amount expected to be collected. The reporting entity must consider all relevant information available when estimating expected credit losses, including details about past events, current conditions, and reasonable and supportable forecasts over the life of an asset. Financial assets may be evaluated individually or on a pooled basis when they share similar risk characteristics. The measurement of credit losses for available-for-sale debt securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the carrying value adjustment is recognized through a valuation allowance and not as a direct write-down. The guidance is effective for interim and annual periods beginning after December 15, 2019, and for most affected instruments must be adopted using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained income. The Company is in the process of evaluating the impact of adoption.

Accounting for Hedging Activities

In August 2017, the FASB issued amendments intended to better align hedge accounting with an organization’s risk management activities. The amendments expand hedge accounting for nonfinancial and financial risk components and revise the measurement methodologies to better align with an organization’s risk management activities. Separate presentation of hedge ineffectiveness is eliminated to provide greater transparency of the full impact of hedging by requiring presentation of the results of the hedged item and hedging instrument in a single financial statement line item. In addition, the amendments reduce complexity by simplifying the manner in which assessments of hedge effectiveness may be performed. The guidance is effective for annual periods beginning after December 15, 2018 and for interim periods within those annual periods. The presentation and disclosure guidance is effective on a prospective basis. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.

3.	Supplemental Cash Flow Information

Non-cash investing activities include $1.5 million, $5.4 million and $1.6 million related to mergers and exchanges completed with equity securities and modifications of certain mortgage loans and fixed income securities in 2017, 2016 and 2015, respectively, and a $4.7 million obligation to fund a limited partnership investment in 2015.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $59.1 million, $61.0 million and $99.7 million as of December 31, 2017, 2016 and 2015, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Net change in proceeds managed
Net change in short-term investments	$1,864	$38,737	$1,427

Operating cash flow provided	$1,864	$38,737	$1,427

Net change in liabilities
Liabilities for collateral, beginning of year	$(60,931)	$(99,668)	$(101,095)
Liabilities for collateral, end of year	(59,067)	(60,931)	(99,668)

Operating cash flow used	$(1,864)	$(38,737)	$(1,427)

4.	Related Party Transactions

Business operations

The Company uses services performed by AIC, ALIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $46.3 million, $40.0 million and $39.0 million in 2017, 2016 and 2015, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

Structured settlement annuities

The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Company and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC’s obligation to make future payments.

AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $1.42 billion as of both December 31, 2017 and 2016. Reserves recorded by the Company for annuities that are guaranteed by ALIC were $591.1 million and $607.3 million as of December 31, 2017 and 2016, respectively.

Broker-Dealer agreements

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $259 thousand, $450 thousand and $233 thousand in 2017, 2016 and 2015, respectively.

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $6 thousand, $4 thousand and $23 thousand in 2017, 2016 and 2015, respectively.

Reinsurance

The Company has reinsurance agreements with ALIC whereby a portion of the Company’s premiums and policy benefits are ceded to ALIC (see Note 9).

The Company has a reinsurance treaty (the “structured settlement annuity reinsurance agreement”) through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company’s investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.5 million in 2017 and $3.4 million in each of 2016 and 2015. As of December 31, 2017 and 2016, the carrying value of the structured settlement reinsurance treaty was $166.3 million and $109.6 million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2017 or 2016.

5.	Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ in thousands)	Amortized cost	Gross unrealized		Fair value
		Gains	Losses

December 31, 2017
U.S. government and agencies	$115,747	$12,310	$(5)	$128,052
Municipal	615,231	114,177	(75)	729,333
Corporate	3,570,015	236,659	(10,943)	3,795,731
Foreign government	166,043	13,722	—	179,765
ABS	41,725	210	(127)	41,808
RMBS	20,666	1,303	(14)	21,955
CMBS	11,855	25	(472)	11,408
Redeemable preferred stock	8,726	947	—	9,673

Total fixed income securities	$4,550,008	$379,353	$(11,636)	$4,917,725

December 31, 2016
U.S. government and agencies	$123,994	$17,570	$—	$141,564
Municipal	612,222	100,532	(611)	712,143
Corporate	3,517,638	223,491	(22,906)	3,718,223
Foreign government	173,343	19,511	—	192,854
ABS	48,274	7	(201)	48,080
RMBS	33,888	1,733	(10)	35,611
CMBS	15,988	5	(2,197)	13,796
Redeemable preferred stock	8,810	1,093	—	9,903

Total fixed income securities	$4,534,157	$363,942	$(25,925)	$4,872,174

Scheduled maturities

The scheduled maturities for fixed income securities are as follows as of December 31, 2017:

($ in thousands)	Amortized cost	Fair value
Due in one year or less	$317,002	$320,811
Due after one year through five years	1,595,959	1,670,587
Due after five years through ten years	1,468,968	1,524,178
Due after ten years	1,093,833	1,326,978

	4,475,762	4,842,554
ABS, RMBS and CMBS	74,246	75,171

Total	$4,550,008	$4,917,725

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. ABS, RMBS and CMBS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Net investment income

Net investment income for the years ended December 31 is as follows:

($ in thousands)	2017	2016	2015
Fixed income securities	$228,507	$226,894	$248,585
Mortgage loans	28,263	28,577	27,582
Equity securities	5,465	5,868	4,905
Limited partnership interests	53,917	38,485	34,177
Short-term investments	1,200	826	393
Policy loans	2,443	2,456	2,498

Investment income, before expense	319,795	303,106	318,140
Investment expense	(9,100)	(7,261)	(6,896)

Net investment income	$310,695	$295,845	$311,244

Realized capital gains and losses

Realized capital gains and losses by asset type for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Fixed income securities	$5,436	$(17,145)	$42,361
Mortgage loans	1,128	—	25
Equity securities	799	(5,570)	(3,260)
Limited partnership interests	6,451	590	(6,948)
Derivatives	52,506	23,781	(4,923)
Short-term investments	12	(17)	(137)

Realized capital gains and losses	$66,332	$1,639	$27,118

Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Impairment write-downs	$(5,370)	$(15,303)	$(7,709)
Change in intent write-downs	—	(654)	(80)

Net other-than-temporary impairment losses recognized in earnings	(5,370)	(15,957)	(7,789)
Sales and other	19,196	(6,185)	39,830
Valuation and settlements of derivative instruments	52,506	23,781	(4,923)

Realized capital gains and losses	$66,332	$1,639	$27,118

Gross gains of $19.8 million, $14.5 million and $53.2 million and gross losses of $8.2 million, $21.7 million and $9.3 million were realized on sales of fixed income and equity securities during 2017, 2016 and 2015, respectively.

Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:

($ in thousands)	2017			2016			2015
	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net
Fixed income securities:
Municipal	$—	$—	$—	$—	$—	$—	$(9)	$—	$(9)
Corporate	(1,481)	—	(1,481)	(8,306)	4,205	(4,101)	(1,317)	342	(975)
RMBS	—	—	—	1	(1)	—	84	—	84
CMBS	(2,338)	893	(1,445)	(785)	452	(333)	(380)	—	(380)

Total fixed income securities	(3,819)	893	(2,926)	(9,090)	4,656	(4,434)	(1,622)	342	(1,280)
Equity securities	(2,422)	—	(2,422)	(11,103)	—	(11,103)	(3,430)	—	(3,430)
Limited partnership interests	(22)	—	(22)	(420)	—	(420)	(3,079)	—	(3,079)

Other-than-temporary impairment losses	$(6,263)	$893	$(5,370)	$(20,613)	$4,656	$(15,957)	$(8,131)	$342	$(7,789)

The total amount of other-than-temporary impairment losses included in AOCI at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table. The amount excludes $1.3 million and $9.0 million as of December 31, 2017 and 2016, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

($ in thousands)	December 31, 2017	December 31, 2016
Corporate	$—	$(4,050)
RMBS	—	(40)
CMBS	(975)	(384)

Total	$(975)	$(4,474)

Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in thousands)	2017	2016	2015
Beginning balance	$(4,594)	$(1,173)	$(568)
Additional credit loss for securities previously other-than-temporarily impaired	(128)	(357)	84
Additional credit loss for securities not previously other-than-temporarily impaired	(2,798)	(4,077)	(1,283)
Reduction in credit loss for securities disposed or collected	4,328	1,013	593
Change in credit loss due to accretion of increase in cash flows	—	—	1

Ending balance	$(3,192)	$(4,594)	$(1,173)

The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in AOCI are as follows:

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
		Gains	Losses
December 31, 2017
Fixed income securities	$4,917,725	$379,353	$(11,636)	$367,717
Equity securities(1)	194,533	42,758	(388)	42,370
Short-term investments	88,786	—	(13)	(13)
EMA limited partnerships(2)				(10)

Unrealized net capital gains and losses, pre-tax				410,064
Amounts recognized for:
Insurance reserves(3)				(222,342)
DAC and DSI(4)				(9,057)

Amounts recognized				(231,399)
Deferred income taxes(5)				(37,520)

Unrealized net capital gains and losses, after-tax				$141,145

(1)

Beginning January 1, 2018, due to the adoption of the new accounting standard for the recognition and measurement of financial assets and liabilities, equity securities will be measured at fair value with changes in fair value recognized in net income. The existing unrealized net capital gains and losses, after-tax, will be reclassified to retained income through a cumulative effect adjustment. See Note 2 for additional details on the new accounting standard.

(2)

Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate annuities with life contingencies).

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

(5)	Unrealized net capital gains and losses were reduced by deferred income taxes at the newly enacted 21% U.S. corporate tax rate.

($ in thousands)	Fair value	Gross unrealized		Unrealized net gains (losses)
		Gains	Losses
December 31, 2016
Fixed income securities	$4,872,174	$363,942	$(25,925)	$338,017
Equity securities	218,078	17,214	(7,771)	9,443
Short-term investments	92,698	1	(2)	(1)
EMA limited partnerships				(61)

Unrealized net capital gains and losses, pre-tax				347,398
Amounts recognized for:
Insurance reserves				(56,350)
DAC and DSI				(10,522)

Amounts recognized				(66,872)
Deferred income taxes				(98,184)

Unrealized net capital gains and losses, after-tax				$182,342

Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2017	2016	2015
Fixed income securities	$29,700	$41,965	$(235,454)
Equity securities	32,927	12,743	(3,873)
Short-term investments	(12)	(3)	1
EMA limited partnerships	51	(3)	(58)

Total	62,666	54,702	(239,384)
Amounts recognized for:
Insurance reserves	(165,992)	(11,943)	212,845
DAC and DSI	1,465	(4,984)	7,315

Amounts recognized	(164,527)	(16,927)	220,160
Deferred income taxes	60,664	(13,221)	6,728

(Decrease) increase in unrealized net capital gains and losses, after-tax	$(41,197)	$24,554	$(12,496)

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security’s decline in fair value is considered other than temporary and is recorded in earnings.

For fixed income and equity securities managed by third parties, either the Company has contractually retained its decision making authority as it pertains to selling securities that are in an unrealized loss position or it recognizes any unrealized loss at the end of the period through a charge to earnings.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in thousands)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses
December 31, 2017
Fixed income securities
U.S. government and agencies	2	$39,867	$(5)	—	$—	$—	$(5)
Municipal	1	4,925	(75)	—	—	—	$(75)
Corporate	147	527,594	(4,216)	47	191,534	(6,727)	(10,943)
ABS	4	24,836	(127)	—	—	—	(127)
RMBS	47	1,720	(10)	24	216	(4)	(14)
CMBS	—	—	—	2	8,325	(472)	(472)
Redeemable preferred stock	1	1	—	—	—	—	—

Total fixed income securities	202	598,943	(4,433)	73	200,075	(7,203)	(11,636)
Equity securities	63	7,294	(330)	3	759	(58)	(388)

Total fixed income and equity securities	265	$606,237	$(4,763)	76	$200,834	$(7,261)	$(12,024)

Investment grade fixed income securities	137	$532,387	$(3,093)	64	$185,093	$(6,447)	$(9,540)
Below investment grade fixed income securities	65	66,556	(1,340)	9	14,982	(756)	(2,096)

Total fixed income securities	202	$598,943	$(4,433)	73	$200,075	$(7,203)	$(11,636)

December 31, 2016
Fixed income securities
Municipal	3	$16,781	$(611)	—	$—	$—	$(611)
Corporate	215	776,730	(21,291)	15	45,247	(1,615)	(22,906)
ABS	3	23,288	(201)	—	—	—	(201)
RMBS	35	519	(3)	17	980	(7)	(10)
CMBS	4	5,297	(158)	1	7,944	(2,039)	(2,197)
Redeemable preferred stock	1	—	—	—	—	—	—

Total fixed income securities	261	822,615	(22,264)	33	54,171	(3,661)	(25,925)
Equity securities	156	35,306	(2,694)	92	22,695	(5,077)	(7,771)

Total fixed income and equity securities	417	$857,921	$(24,958)	125	$76,866	$(8,738)	$(33,696)

Investment grade fixed income securities	176	$744,124	$(18,858)	22	$30,364	$(868)	$(19,726)
Below investment grade fixed income securities	85	78,491	(3,406)	11	23,807	(2,793)	(6,199)

Total fixed income securities	261	$822,615	$(22,264)	33	$54,171	$(3,661)	$(25,925)

As of December 31, 2017, $11.8 million of the $12.0 million unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost or cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $11.8 million, $9.5 million are related to unrealized losses on investment grade fixed income securities and $360 thousand are related to equity securities. Of the remaining $1.9 million, $1.3 million have been in an unrealized loss position for less than 12 months. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase.

As of December 31, 2017, the remaining $209 thousand of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost or cost and are related to below investment grade fixed income securities.

ABS, RMBS and CMBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets. Unrealized losses on equity securities are primarily related to temporary equity market fluctuations of securities that are expected to recover.

As of December 31, 2017, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis. As of December 31, 2017, the Company had the intent and ability to hold equity securities with unrealized losses for a period of time sufficient for them to recover.

Limited partnerships

As of December 31, 2017 and 2016, the carrying value of equity method limited partnerships totaled $282.8 million and $257.8 million, respectively. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. The Company recognizes an impairment loss for equity method limited partnerships when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment.

As of December 31, 2017 and 2016, the carrying value for cost method limited partnerships was $80.5 million and $72.5 million, respectively. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee’s capital. Additionally, the Company’s portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value.

Mortgage loans

The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled, net of valuation allowance, $629.1 million and $614.4 million as of December 31, 2017 and 2016, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower.

The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2017	2016
California	19.4%	20.9%
Texas	14.5	11.0
New Jersey	8.5	9.3
Illinois	5.7	3.6

The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2017	2016
Office buildings	28.2%	26.1%
Apartment complex	26.3	25.6
Retail	19.3	19.3
Warehouse	16.5	18.9
Other	9.7	10.1

Total	100.0%	100.0%

The contractual maturities of the mortgage loan portfolio as of December 31, 2017 are as follows:

($ in thousands)	Number of loans	Carrying value	Percent
2018	5	$21,589	3.4%
2019	1	10,000	1.6
2020	6	28,310	4.5
2021	11	71,052	11.3
Thereafter	77	498,191	79.2

Total	100	$629,142	100.0%

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell or present value of the loan’s expected future repayment cash flows. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2017.

Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired fixed rate mortgage loans summarized by debt service coverage ratio distribution as of December 31. There were no variable rate mortgage loans as of December 31, 2017 or 2016.

($ in thousands)	2017	2016
Below 1.0	$—	$5,600
1.0 - 1.25	50,411	44,289
1.26 - 1.50	172,800	179,503
Above 1.50	405,931	384,988

Total non-impaired mortgage loans	$629,142	$614,380

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

There were no impaired mortgage loans and no valuation allowances as of December 31, 2017, 2016 or 2015. Payments on all mortgage loans were current as of December 31, 2017 and 2016.

Municipal bonds

The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2017	2016
California	27.7%	27.5%
Texas	11.9	12.3
Oregon	7.2	6.7
Illinois	5.8	5.5

Concentration of credit risk

As of December 31, 2017, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.

Securities loaned

The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2017 and 2016, fixed income and equity securities with a carrying value of $57.4 million and $59.2 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was $235 thousand, $306 thousand and $235 thousand in 2017, 2016 and 2015, respectively.

Other investment information

Included in fixed income securities are below investment grade assets totaling $311.3 million and $269.2 million as of December 31, 2017 and 2016, respectively.

As of December 31, 2017, fixed income securities with a carrying value of $2.3 million were on deposit with regulatory authorities as required by law.

As of December 31, 2017, there were no fixed income securities that were non-income producing.

The Company had $2.4 million of investment-related debt that was reported in other liabilities and accrued expenses as of December 31, 2016 related to a commitment to fund a limited partnership.

6.	Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.

The second situation where the Company classifies securities in Level 3 is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

•	Fixed income securities: Comprise certain U.S. Treasury fixed income securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Equity securities: Comprise actively traded, exchange-listed equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•

Short-term: Comprise U.S Treasury bills valued on unadjusted quoted prices for identical assets in active markets that the Company can access and actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•

Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate—public: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate—privately placed: Valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

ABS—consumer and other: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS—consumer and other are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

•	Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.

•

Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

•	Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

Over-the-counter (“OTC”) derivatives, including foreign exchange forward contracts and options, are valued using models that rely on inputs such as currency rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Level 3 measurements

•	Fixed income securities:

Municipal: Comprise municipal bonds that are not rated by third party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable and municipal bonds in default valued based on the present value of expected cash flows.

Corporate—public and Corporate—privately placed: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.

ABS—collateralized debt obligations (“CDO”) and ABS—consumer and other: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

•

Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.

•

Other investments: Certain OTC derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

•

Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument that is valued internally. The model primarily uses stochastically determined cash flows, ultimate reinvestment spreads and applicable market data, such as interest rate and volatility assumptions. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

•

Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis

Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are generally valued using net asset values.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2017. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2017.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2017
Assets
Fixed income securities:
U.S. government and agencies	$42,427	$85,625	$—		$128,052
Municipal	—	708,155	21,178		729,333
Corporate—public	—	2,565,223	7,312		2,572,535
Corporate—privately placed	—	1,167,218	55,978		1,223,196
Foreign government	—	179,765	—		179,765
ABS—consumer and other	—	26,603	15,205		41,808
RMBS	—	21,955	—		21,955
CMBS	—	11,408	—		11,408
Redeemable preferred stock	—	9,672	1		9,673

Total fixed income securities	42,427	4,775,624	99,674		4,917,725
Equity securities	186,446	928	7,159		194,533
Short-term investments	20,594	68,192	—		88,786
Other investments: Free-standing derivatives	—	2,885	336	$(115)	3,106
Separate account assets	293,836	—	—		293,836
Other assets	—	—	166,290		166,290

Total assets at fair value	$543,303	$4,847,629	$273,459	$(115)	$5,664,276

% of total assets at fair value	9.6%	85.6%	4.8%	—%	100%

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(4,796)		$(4,796)
Other liabilities: Free-standing derivatives	—	(1,601)	—	$345	(1,256)

Total liabilities at fair value	$—	$(1,601)	$(4,796)	$345	$(6,052)

% of total liabilities at fair value	—%	26.5%	79.2%	(5.7)%	100%

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2016. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2016.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2016
Assets
Fixed income securities:
U.S. government and agencies	$14,008	$127,556	$—		$141,564
Municipal	—	689,420	22,723		712,143
Corporate—public	—	2,478,958	4,091		2,483,049
Corporate—privately placed	—	1,159,461	75,713		1,235,174
Foreign government	—	192,854	—		192,854
ABS—consumer and other	—	33,277	14,803		48,080
RMBS	—	35,611	—		35,611
CMBS	—	13,796	—		13,796
Redeemable preferred stock	—	9,903	—		9,903

Total fixed income securities	14,008	4,740,836	117,330		4,872,174
Equity securities	211,521	637	5,920		218,078
Short-term investments	40,111	52,587	—		92,698
Other investments: Free-standing derivatives	—	2,414	311	$(145)	2,580
Separate account assets	290,798	—	—		290,798
Other assets	—	—	109,578		109,578

Total recurring basis assets	556,438	4,796,474	233,139	(145)	5,585,906
Non-recurring basis(1)	—	—	—		—

Total assets at fair value	$556,438	$4,796,474	$233,139	$(145)	$5,585,906

% of total assets at fair value	9.9%	85.9%	4.2%	—%	100%
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(7,177)		$(7,177)
Other liabilities: Free-standing derivatives	(1)	(904)	—	$145	(760)

Total liabilities at fair value	$(1)	$(904)	$(7,177)	$145	$(7,937)

% of total liabilities at fair value	—%	11.4%	90.4%	(1.8)%	100%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in thousands)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2017
Other assets—Structured settlement annuity reinsurance agreement	$166,290	Stochastic cash flow model	Ultimate reinvestment spreads	129.8 - 218.6 basis points	169.3 basis points
December 31, 2016
Other assets—Structured settlement annuity reinsurance agreement	$109,578	Stochastic cash flow model	Ultimate reinvestment spreads	130.7 - 218.4 basis points	169.6 basis points

If the ultimate reinvestment spreads increased (decreased), it would result in a lower (higher) fair value.

As of December 31, 2017 and 2016, Level 3 fair value measurements of fixed income securities total $99.7 million and $117.3 million, respectively, and include $94.0 million and $114.8 million, respectively, of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. The Company does not develop the unobservable inputs used in measuring fair value; therefore, these are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2017.

($ in thousands)	Balance as of December 31, 2016	Total gains (losses) included in:		Transfers into Level 3	Transfers out of Level 3
		Net income(1)	OCI
Assets
Fixed income securities:
Municipal	$22,723	$15	$347	$—	$—
Corporate—public	4,091	—	(64)	—	(1,565)
Corporate—privately placed	75,713	4,080	(4,520)	—	—
ABS—consumer and other	14,803	—	402	—	—
Redeemable preferred stock	—	—	—	—	—

Total fixed income securities	117,330	4,095	(3,835)	—	(1,565)
Equity securities	5,920	585	492	—	(275)
Free-standing derivatives, net	311	(54)	—	—	—
Other assets	109,578	56,712	—	—	—

Total recurring Level 3 assets	$233,139	$61,338	$(3,343)	$—	$(1,840)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,177)	$2,381	$—	$—	$—

Total recurring Level 3 liabilities	$(7,177)	$2,381	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2017
Assets
Fixed income securities:
Municipal	$—	$—	$—	$(1,907)	$21,178
Corporate—public	4,989	—	—	(139)	7,312
Corporate—privately placed	—	(18,000)	—	(1,295)	55,978
ABS—consumer and other	—	—	—	—	15,205
Redeemable preferred stock	1	—	—	—	1

Total fixed income securities	4,990	(18,000)	—	(3,341)	99,674
Equity securities	1,018	(581)	—	—	7,159
Free-standing derivatives, net	127	—	—	(48)	336
Other assets	—	—	—	—	166,290

Total recurring Level 3 assets	$6,135	$(18,581)	$—	$(3,389)	$273,459

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(4,796)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(4,796)

(1)

The effect to net income totals $63.7 million and is reported in the Statements of Operations and Comprehensive Income as follows: $60.7 million in realized capital gains and losses, $606 thousand in net investment income, $(556) thousand in interest credited to contractholder funds and $2.9 million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2016.

($ in thousands)	Balance as of December 31, 2015	Total gains (losses) included in:		Transfers into Level 3	Transfers out of Level 3
		Net income(1)	OCI
Assets
Fixed income securities:
Municipal	$32,286	$355	$(495)	$—	$—
Corporate—public	10,139	(2)	(14)	1,655	(7,479)
Corporate—privately placed	211,858	(4,074)	7,947	—	(131,723)
ABS—CDO	9,650	—	350	—	—
ABS—consumer and other	15,704	—	(901)	—	—

Total fixed income securities	279,637	(3,721)	6,887	1,655	(139,202)
Equity securities	6,935	(4,463)	1,001	—	—
Free-standing derivatives, net	329	(30)	—	—	—
Other assets	82,774	26,804	—	—	—

Total recurring Level 3 assets	$369,675	$18,590	$7,888	$1,655	$(139,202)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,900)	$723	$—	$—	$—

Total recurring Level 3 liabilities	$(7,900)	$723	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2016
Assets
Fixed income securities:
Municipal	$—	$(7,515)	$—	$(1,908)	$22,723
Corporate—public	—	—	—	(208)	4,091
Corporate—privately placed	697	—	—	(8,992)	75,713
ABS—CDO	—	—	—	(10,000)	—
ABS—consumer and other	—	—	—	—	14,803

Total fixed income securities	697	(7,515)	—	(21,108)	117,330
Equity securities	2,987	(540)	—	—	5,920
Free-standing derivatives, net	103	—	—	(91)	311
Other assets	—	—	—	—	109,578

Total recurring Level 3 assets	$3,787	$(8,055)	$—	$(21,199)	$233,139

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(7,177)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(7,177)

(1)

The effect to net income totals $19.3 million and is reported in the Statements of Operations and Comprehensive Income as follows: $18.6 million in realized capital gains and losses, $44 thousand in net investment income, $(702) thousand in interest credited to contractholder funds and $1.4 million in contract benefits.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2015.

($ in thousands)	Balance as of December 31, 2014	Total gains (losses) included in:		Transfers into Level 3	Transfers out of Level 3
		Net income(1)	OCI
Assets
Fixed income securities:
Municipal	$42,422	$336	$(1,309)	$—	$—
Corporate—public	16,035	—	(654)	—	(4,642)
Corporate—privately placed	236,530	7,611	(5,368)	—	(14,772)
ABS—CDO	9,525	—	125	—	—
ABS—consumer and other	15,820	—	(116)	—	—

Total fixed income securities	320,332	7,947	(7,322)	—	(19,414)
Equity securities	5,000	14	(565)	190	—
Free-standing derivatives, net	554	(178)	—	—	—
Other assets	84,561	(1,787)	—	—	—

Total recurring Level 3 assets	$410,447	$5,996	$(7,887)	$190	$(19,414)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(7,391)	$(509)	$—	$—	$—

Total recurring Level 3 liabilities	$(7,391)	$(509)	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2015
Assets
Fixed income securities:
Municipal	$—	$(7,256)	$—	$(1,907)	$32,286
Corporate—public	—	—	—	(600)	10,139
Corporate—privately placed	—	—	—	(12,143)	211,858
ABS—CDO	—	—	—	—	9,650
ABS—consumer and other	—	—	—	—	15,704

Total fixed income securities	—	(7,256)	—	(14,650)	279,637
Equity securities	2,569	(273)	—	—	6,935
Free-standing derivatives, net	62	—	—	(109)	329
Other assets	—	—	—	—	82,774

Total recurring Level 3 assets	$2,631	$(7,529)	$—	$(14,759)	$369,675

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$—	$—	$(7,900)

Total recurring Level 3 liabilities	$—	$—	$—	$—	$(7,900)

(1)

The effect to net income totals $5.5 million and is reported in the Statements of Operations and Comprehensive Income as follows: $(1.7) million in realized capital gains and losses, $7.7 million in net investment income, $283 thousand in interest credited to contractholder funds and $(792) thousand in contract benefits.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2017, 2016 or 2015.

Transfers into Level 3 during 2016 and 2015 included situations where a fair value quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2017, 2016 and 2015 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities held as of December 31.

($ in thousands)	2017	2016	2015
Assets
Fixed income securities:
Municipal	$15	$16	$71
Corporate	5	(4,079)	7,611

Total fixed income securities	20	(4,063)	7,682
Free-standing derivatives, net	(55)	(30)	(178)
Equity securities	586	—	—
Other assets	56,712	26,804	(1,787)

Total recurring Level 3 assets	$57,263	$22,711	$5,717

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$2,381	$723	$(509)

Total recurring Level 3 liabilities	$2,381	$723	$(509)

The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $59.6 million in 2017 and are reported as follows: $56.7 million in realized capital gains and losses, $606 thousand in net investment income, $(556) thousand in interest credited to contractholder funds and $2.9 million in contract benefits. These gains and losses total $23.4 million in 2016 and are reported as follows: $22.7 million in realized capital gains and losses, $14 thousand in net investment income, $(702) thousand in interest credited to contractholder funds and $1.4 million in contract benefits. These gains and losses total $5.2 million in 2015 and are reported as follows: $(2.0) million in realized capital gains and losses, $7.7 million in net investment income, $283 thousand in interest credited to contractholder funds and $(792) thousand in contract benefits.

Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

Financial assets

($ in thousands)	December 31, 2017		December 31, 2016
	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	$629,142	$655,601	$614,380	$616,368
Cost method limited partnerships (1)	80,472	88,758	72,477	77,122

(1)

Beginning January 1, 2018, due to the adoption of the new accounting standard for the recognition and measurement of financial assets and liabilities, cost method limited partnerships (excluding limited partnership interests accounted for on a cost recovery basis) will be measured at fair value with changes in fair value recognized in net income. The existing carrying value of these investments will increase to fair value with the offsetting adjustment recognized in retained income through a cumulative effect adjustment. See Note 2 for additional details on the new accounting standard.

The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of cost method limited partnerships is determined using reported net asset values. The fair value measurements for mortgage loans and cost method limited partnerships are categorized as Level 3.

Financial liabilities

($ in thousands)	December 31, 2017		December 31, 2016
	Carrying value	Fair value	Carrying value	Fair value
Contractholder funds on investment contracts	$1,944,244	$2,062,405	$2,102,051	$2,220,926
Liability for collateral	59,067	59,067	60,931	60,931

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts incorporating current market-based crediting rates for similar contracts that reflect the Company’s own credit risk. Deferred annuities classified in contractholder funds are valued based on discounted cash flow models that incorporate current market-based margins and reflect the Company’s own credit risk. Immediate annuities without life contingencies are valued based on discounted cash flow models that incorporate current market-based implied interest rates and reflect the Company’s own credit risk. The fair value measurement for contractholder funds on investment contracts is categorized as Level 3.

The liability for collateral is valued at carrying value due to its short-term nature. The fair value measurement for liability for collateral is categorized as Level 2.

7.	Derivative Financial Instruments and Off-balance sheet Financial Instruments

The Company uses derivatives for risk reduction focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations and foreign currency fluctuations.

Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life product contracts that offer equity returns to contractholders. Foreign currency forwards are primarily used by the Company to reduce the foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts, and equity options in life product contracts, which provide equity returns to contractholders.

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2017, the Company pledged $60 thousand of cash in the form of margin deposits.

Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2017. None of these derivatives are designated as accounting hedging instruments.

($ in thousands, except number of contracts)	Balance sheet location	Volume(1)
		Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Interest rate contracts
Interest rate cap agreements	Other investments	$13,500	n/a	$318	$318	$—
Equity and index contracts
Options	Other investments	—	105	2,800	2,800	—
Foreign currency contracts
Foreign currency forwards	Other investments	140	n/a	(12)	—	(12)
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	n/a	166,290	166,290	—

Total asset derivatives		$13,640	105	$169,396	$169,408	$(12)

Liability derivatives
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$2,300	n/a	$18	$18	$—
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	—	106	(1,149)	—	(1,149)
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	24,622		(355)	85	(440)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	32,447	n/a	(2,754)	—	(2,754)
Guaranteed withdrawal benefits	Contractholder funds	17,774	n/a	(321)	—	(321)
Equity-indexed options in life product contracts	Contractholder funds	28,833	n/a	(1,721)	—	(1,721)

Total liability derivatives		105,976	106	(6,282)	$103	$(6,385)

Total derivatives		$119,616	211	$163,114

(1)

Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2016. None of these derivatives are designated as accounting hedging instruments.

($ in thousands, except number of contracts)	Balance sheet location	Volume(1)
		Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Interest rate contracts
Interest rate cap agreements	Other investments	$18,800	n/a	$311	$311	$—
Equity and index contracts
Options	Other investments	—	92	1,846	1,846	—
Foreign currency contracts
Foreign currency forwards	Other investments	15,504	n/a	423	568	(145)
Other contracts
Structured settlement annuity reinsurance agreement	Other assets	—	n/a	109,578	109,578	—

Total asset derivatives		$34,304	92	$112,158	$112,303	$(145)

Liability derivatives
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	$—	94	$(760)	$—	$(760)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	66,584	n/a	(5,710)	—	(5,710)
Guaranteed withdrawal benefits	Contractholder funds	19,083	n/a	(302)	—	(302)
Equity-indexed options in life product contracts	Contractholder funds	21,995	n/a	(1,165)	—	(1,165)

Total liability derivatives		107,662	94	(7,937)	$—	$(7,937)

Total derivatives		$141,966	186	$104,221

(1)

Volume for OTC derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

The following table provides gross and net amounts for the Company’s OTC derivatives, all of which are subject to enforceable master netting agreements.

($ in thousands)		Offsets
	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount
December 31, 2017
Asset derivatives	$421	$(115)	$—	$306	$—	$306
Liability derivatives	(452)	115	230	(107)	—	(107)
December 31, 2016
Asset derivatives	$879	$(145)	$—	$734	$—	$734
Liability derivatives	(145)	145	—	—	—	—

The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income.

($ in thousands)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2017
Interest rate contracts	$(54)	$—	$—	$(54)
Equity and index contracts	—	—	1,289	1,289
Embedded derivative financial instruments	—	2,937	(556)	2,381
Foreign currency contracts	(697)	—	—	(697)
Other contracts—structured settlement annuity reinsurance agreement	53,257	—	—	53,257

Total	$52,506	$2,937	$733	$56,176

2016
Interest rate contracts	$(30)	$—	$—	$(30)
Equity and index contracts	—	—	405	405
Embedded derivative financial instruments	—	1,425	(702)	723
Foreign currency contracts	431	—	—	431
Other contracts—structured settlement annuity reinsurance agreement	23,380	—	—	23,380

Total	$23,781	$1,425	$(297)	$24,909

2015
Interest rate contracts	$(178)	$—	$—	$(178)
Equity and index contracts	—	—	(155)	(155)
Embedded derivative financial instruments	—	(792)	283	(509)
Foreign currency contracts	427	—	—	427
Other contracts—structured settlement annuity reinsurance agreement	(5,172)	—	—	(5,172)

Total	$(4,923)	$(792)	$128	$(5,587)

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2017, the Company pledged $230 thousand in cash to counterparties as collateral posted under the MNA’s for contracts without credit-risk contingent features. The Company did not have any collateral pledged from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in thousands)	2017				2016
Rating (1)	Number of counter- parties	Notional amount(2)	Credit exposure(2)	Exposure, net of collateral(2)	Number of counter- parties	Notional amount(2)	Credit exposure(2)	Exposure, net of collateral(2)
A+	2	$13,640	$305	$305	4	$34,304	$734	$734

(1)	Rating is the lower of S&P or Moody’s ratings.
(2)	Only OTC derivatives with a net positive fair value are included for each counterparty.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative agreement or a specific trade on certain dates if the Company’s financial strength credit ratings by Moody’s or S&P fall below a certain level. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company’s financial strength credit ratings by Moody’s or S&P, or in the event the Company is no longer rated by either Moody’s or S&P.

The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in thousands)	2017	2016
Gross liability fair value of contracts containing credit-risk-contingent features	$12	$—
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(12)	—

Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$—	$—

Off-balance sheet financial instruments

The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests totaled $174.5 million and $178.9 million as of December 31, 2017 and 2016, respectively. The contractual amounts of off-balance-sheet financial instruments relating to private placement commitments totaled $75 thousand as of both December 31, 2017 and 2016. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.

Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

Private placement commitments represent commitments to purchase private placement private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.

8.	Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2017	2016
Immediate fixed annuities:
Structured settlement annuities	$2,023,451	$1,838,458
Other immediate fixed annuities	61,756	61,645
Traditional life insurance	242,197	226,909
Accident and health insurance	20,222	12,160
Other	1,340	1,716

Total reserve for life-contingent contract benefits	$2,348,966	$2,140,888

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 3.3% to 9.0%	Present value of contractually specified future benefits

Other immediate fixed annuities	1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications; Annuity 2000 mortality table	Interest rate assumptions range from 0% to 11.5%	Present value of expected future benefits based on historical experience

Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Product	Mortality	Interest rate	Estimation method

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.5% to 6.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims
Other:
Variable annuity guaranteed minimum death benefits(1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 2.0% to 5.8%	Projected benefit ratio applied to cumulative assessments

(1)

In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $222.3 million and $56.4 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2017 and 2016, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI.

As of December 31, contractholder funds consist of the following:

($ in thousands)	2017	2016
Interest-sensitive life insurance	$744,610	$728,841
Investment contracts:
Fixed annuities	2,091,214	2,261,237
Other investment contracts	39,060	28,655

Total contractholder funds	$2,874,884	$3,018,733

The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0% to 10.5% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.7% to 5.1% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0% to 9.0% for immediate annuities and 1.0% to 5.0% for other fixed annuities	Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 12.4% of fixed annuities are subject to market value adjustment for discretionary withdrawals
Other investment contracts:
Guaranteed minimum income, accumulation and withdrawal benefits on variable annuities(1) and secondary guarantees on interest-sensitive life insurance and fixed annuities	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

(1)	In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential.

Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2017	2016	2015
Balance, beginning of year	$3,018,733	$3,185,887	$3,402,594
Deposits	103,107	105,671	103,041
Interest credited	97,355	102,805	108,730
Benefits	(108,819)	(122,109)	(137,834)
Surrenders and partial withdrawals	(166,388)	(172,856)	(211,171)
Contract charges	(74,733)	(73,866)	(72,575)
Net transfers from separate accounts	54	133	252
Other adjustments	5,575	(6,932)	(7,150)

Balance, end of year	$2,874,884	$3,018,733	$3,185,887

The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuities contracts’ separate accounts with guarantees included $243.7 million and $233.8 million of equity, fixed income and balanced mutual funds and $30.6 million and $39.8 million of money market mutual funds as of December 31, 2017 and 2016, respectively.

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	December 31,
	2017	2016
In the event of death
Separate account value	$274.3	$273.6
Net amount at risk(1)	$6.9	$8.5
Average attained age of contractholders	67 years	66 years

At annuitization (includes income benefit guarantees)
Separate account value	$20.5	$19.8
Net amount at risk(2)	$2.1	$2.5
Weighted average waiting period until annuitization options available	None	None

For cumulative periodic withdrawals
Separate account value	$17.4	$18.6
Net amount at risk(3)	$0.4	$0.4

Accumulation at specified dates
Separate account value	$32.3	$65.3
Net amount at risk(4)	$0.4	$1.4
Weighted average waiting period until guarantee date	4 years	2 years

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

The following table summarizes the liabilities for guarantees:

($ in thousands)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2016(1)	$23,256	$961	$6,012	$30,229
Less reinsurance recoverables	1,574	956	6,012	8,542

Net balance as of December 31, 2016	21,682	5	—	21,687
Incurred guarantee benefits	4,905	—	—	4,905
Paid guarantee benefits	—	—	—	—

Net change	4,905	—	—	4,905
Net balance as of December 31, 2017	26,587	5	—	26,592
Plus reinsurance recoverables	1,340	457	3,075	4,872

Balance, December 31, 2017(2)	$27,927	$462	$3,075	$31,464

Balance, December 31, 2015(3)	$19,532	$1,579	$7,437	$28,548
Less reinsurance recoverables	1,735	1,575	7,437	10,747

Net balance as of December 31, 2015	17,797	4	—	17,801
Incurred guarantee benefits	3,885	1	—	3,886
Paid guarantee benefits	—	—	—	—

Net change	3,885	1	—	3,886
Net balance as of December 31, 2016	21,682	5	—	21,687
Plus reinsurance recoverables	1,574	956	6,012	8,542

Balance, December 31, 2016(1)	$23,256	$961	$6,012	$30,229

(1)

Included in the total liability balance as of December 31, 2016 are reserves for variable annuity death benefits of $1.6 million, variable annuity income benefits of $0.9 million, variable annuity accumulation benefits of $5.7 million, variable annuity withdrawal benefits of $0.3 million and other guarantees of $21.7 million.

(2)

Included in the total liability balance as of December 31, 2017 are reserves for variable annuity death benefits of $1.3 million, variable annuity income benefits of $0.5 million, variable annuity accumulation benefits of $2.8 million, variable annuity withdrawal benefits of $0.3 million and other guarantees of $26.6 million.

(3)

Included in the total liability balance as of December 31, 2015 are reserves for variable annuity death benefits of $1.7 million, variable annuity income benefits of $1.6 million, variable annuity accumulation benefits of $6.8 million, variable annuity withdrawal benefits of $0.7 million and other guarantees of $17.8 million.

9.	Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

As of December 31, 2017 and 2016, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $174.6 million and $179.9 million as of December 31, 2017 and 2016, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2017, premiums and contract charges of $5.4 million, contract benefits of $(3.3) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $0.9 million were ceded to Prudential. In 2016, premiums and contract charges of $5.8 million, contract benefits of $(0.4) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In 2015, premiums and contract charges of $7.1 million, contract benefits of $1.4 million, interest credited to contractholder funds of $4.5 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In addition, as of December 31, 2017 and 2016 the Company had reinsurance recoverables of $390 thousand and $162 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2017, the gross life insurance in force was $42.33 billion of which $524.9 million and $8.62 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Direct	$185,875	$163,745	$158,836
Assumed—non-affiliate	672	652	741
Ceded
Affiliate	(1,730)	(1,607)	(1,379)
Non-affiliate	(17,705)	(18,200)	(20,032)

Premiums and contract charges, net of reinsurance	$167,112	$144,590	$138,166

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Direct	$237,998	$219,527	$226,424
Assumed—non-affiliate	550	900	1,088
Ceded
Affiliate	(882)	1,331	(7,998)
Non-affiliate	(7,173)	(13,355)	(15,920)

Contract benefits, net of reinsurance	$230,493	$208,403	$203,594

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Direct	$102,164	$107,522	$113,166
Assumed—non-affiliate	18	9	16
Ceded
Non-affiliate	(4,805)	(4,770)	(4,545)

Interest credited to contractholder funds, net of reinsurance	$97,377	$102,761	$108,637

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million in 2017 and $3.4 in each of 2016 and 2015 under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10.	Deferred Policy Acquisition and Sales Inducement Costs

Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Balance, beginning of year	$137,358	$141,189	$135,282
Acquisition costs deferred	24,522	16,939	15,611
Amortization charged to income	(16,992)	(16,127)	(16,603)
Effect of unrealized gains and losses	1,445	(4,643)	6,899

Balance, end of year	$146,333	$137,358	$141,189

DSI activity, which primarily relates to interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in thousands)	2017	2016	2015
Balance, beginning of year	$2,265	$2,349	$2,059
Sales inducements deferred	167	170	285
Amortization charged to income	(188)	(126)	(192)
Effect of unrealized gains and losses	34	(128)	197

Balance, end of year	$2,278	$2,265	$2,349

11.	Guarantees and Contingent Liabilities

Guaranty funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2017 and 2016, the liability balance included in other liabilities and accrued expenses was $760 thousand and $724 thousand, respectively. The related premium tax offsets included in other assets were $3.6 million as of both December 31, 2017 and 2016.

Guarantees

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

Related to the disposal through reinsurance of the Company’s variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including certain liabilities arising from the Company’s and ALIC’s provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

The aggregate liability balance related to all guarantees was not material as of December 31, 2017.

Regulation and Compliance

The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

12.	Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2013 and 2014 federal income tax returns and the exam is expected to be complete in the first quarter of 2018. The IRS has also begun their examination of the Allstate Group’s 2015 and 2016 federal income tax returns. The Allstate Group’s tax years prior to 2013 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of the Company’s tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2017, 2016 or 2015, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

Tax Reform

On December 22, 2017, Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective. The Tax Legislation impacts the Company generally in three areas:

1. Amends the U.S. Internal Revenue Code of 1986, as amended, which among other items, permanently reduces the corporate income tax rate from a maximum of 35% to 21% beginning January 1, 2018.

2. Contains several other provisions, such as limitations of deductibility of meals and entertainment and lobbying expenses and changes to the dividends received deduction.

3. Affects the timing of certain tax deductions for reserves and deferred acquisition costs, but does not impact the Company’s overall income tax expense.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.

The Company revalued its deferred tax assets and liabilities at the new corporate income tax rate. The Company recorded a net tax benefit of $102.5 million, recognized as a reduction to income tax expense in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. The net benefit was primarily due to re-measurement of the Company’s deferred tax assets and liabilities. The Company’s effective income tax rate benefit for 2017 was 29.7% and included this one-time benefit of 65.1%.

The impact of the Tax Legislation may differ from the Company’s preliminary estimates due to, among other things, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the Tax Legislation. Any potential adjustments made could be material in relation to the preliminary estimates recorded.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2017	2016
Deferred assets
Unrealized foreign currency translation adjustments on limited partnerships	$—	$378
Accrued liabilities	25	41
Other assets	5	55

Total deferred assets(1)	30	474
Deferred liabilities
Difference in tax bases of investments	(66,807)	(77,505)
Unrealized net capital gains	(37,520)	(98,184)
Life and annuity reserves	(28,526)	(40,491)
DAC	(19,240)	(29,807)
Unrealized foreign currency translation adjustments on limited partnerships	(552)	—
Other liabilities	(1,111)	(2,139)

Total deferred liabilities	(153,756)	(248,126)

Net deferred liability(1)	$(153,726)	$(247,652)

(1)	Changes in deferred tax assets and liabilities primarily relate to the Tax Legislation.

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

The components of income tax (benefit) expense for the years ended December 31 are as follows:

($ in thousands)	2017	2016	2015
Current	$12,837	$9,694	$31,062
Deferred	(59,572)	18,314	9,915

Total income tax (benefit) expense	$(46,735)	$28,008	$40,977

The Company paid income taxes of $6.8 million, $9.6 million and $53.3 million in 2017, 2016 and 2015, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2017	2016	2015
Statutory federal income tax rate—expense	35.0%	35.0%	35.0%
State income taxes	0.7	1.2	1.5
Tax Legislation adjustment	(65.1)	—	—
Other	(0.3)	(0.9)	(0.7)

Effective income tax rate—(benefit) expense	(29.7)%	35.3%	35.8%

13.	Statutory Financial Information and Dividend Limitations

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net income (loss) was $50.8 million, $(12.6) million and $(63.9) million in 2017, 2016 and 2015, respectively. Statutory capital and surplus was $603.1 million and $520.1 million as of December 31, 2017 and 2016, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the New York Department of Financial Services (“NYDFS”) is limited to formula amounts based on capital and surplus and net gain from operations excluding realized capital gains and losses, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay any dividends in 2017. The maximum amount of dividends the Company will be able to pay without prior NYDFS approval at a given point in time during 2017 is $60.3 million. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $353.0 million as of December 31, 2017, and cannot result in capital and surplus being less than the minimum amount required by law.

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total adjusted statutory capital and surplus and authorized control level RBC of the Company were $656.5 million and $74.4 million, respectively, as of December 31, 2017.

14.	Benefit Plans

Pension and other postretirement plans

Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $1.2 million, $1.0 million and $804 thousand in 2017, 2016 and 2015, respectively.

The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

Allstate 401(k) Savings Plan

Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $895 thousand, $842 thousand and $811 thousand in 2017, 2016 and 2015, respectively.

15.	Other Comprehensive Income

The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in thousands)	2017			2016			2015
	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period, net of related offsets	$(89,152)	$31,203	$(57,949)	$15,344	$(5,370)	$9,974	$13,084	$(4,580)	$8,504
Less: reclassification adjustment of realized capital gains and losses	12,710	(4,449)	8,261	(22,431)	7,851	(14,580)	32,308	(11,308)	21,000

Unrealized net capital gains and losses	(101,862)	35,652	(66,210)	37,775	(13,221)	24,554	(19,224)	6,728	(12,496)
Unrealized foreign currency translation adjustments	3,706	(1,297)	2,409	1,751	(613)	1,138	(1,803)	631	(1,172)

Other comprehensive (loss) income	$(98,156)	$34,355	$(63,801)	$39,526	$(13,834)	$25,692	$(21,027)	$7,359	$(13,668)

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE I—SUMMARY OF INVESTMENTS

OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 2017

($ in thousands)	Cost/ amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$115,747	$128,052	$128,052
States, municipalities and political subdivisions	615,231	729,333	729,333
Foreign governments	166,043	179,765	179,765
Public utilities	648,182	722,099	722,099
All other corporate bonds	2,921,833	3,073,632	3,073,632
Asset-backed securities	41,725	41,808	41,808
Residential mortgage-backed securities	20,666	21,955	21,955
Commercial mortgage-backed securities	11,855	11,408	11,408
Redeemable preferred stocks	8,726	9,673	9,673

Total fixed maturities	4,550,008	$4,917,725	4,917,725

Equity securities:
Common stocks:
Public utilities	4,015	$4,553	4,553
Banks, trusts and insurance companies	25,323	32,263	32,263
Industrial, miscellaneous and all other	120,903	155,736	155,736
Nonredeemable preferred stocks	1,922	1,981	1,981

Total equity securities	152,163	$194,533	194,533

Mortgage loans on real estate (none acquired in satisfaction of debt)	629,142	$655,601	629,142

Policy loans	39,589		39,589
Derivative instruments	3,106	$3,106	3,106

Limited partnership interests	363,237		363,237
Short-term investments	88,799	$88,786	88,786

Total investments	$5,826,044		$6,236,118

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE IV—REINSURANCE

($ in thousands)	Gross amount	Ceded to other companies(1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2017
Life insurance in force	$41,866,862	$9,142,525	$467,937	$33,192,274	1.4%

Premiums and contract charges:
Life insurance	$149,811	$18,316	$672	$132,167	0.5%
Accident and health insurance	36,064	1,119	—	34,945	—%

Total premiums and contract charges	$185,875	$19,435	$672	$167,112	0.4%

Year ended December 31, 2016
Life insurance in force	$41,053,412	$9,300,738	$480,632	$32,233,306	1.5%

Premiums and contract charges:
Life insurance	$146,274	$18,584	$652	$128,342	0.5%
Accident and health insurance	17,471	1,223	—	16,248	—%

Total premiums and contract charges	$163,745	$19,807	$652	$144,590	0.5%

Year ended December 31, 2015
Life insurance in force	$40,103,353	$9,581,863	$511,360	$31,032,850	1.6%

Premiums and contract charges:
Life insurance	$142,994	$20,251	$741	$123,484	0.6%
Accident and health insurance	15,842	1,160	—	14,682	—%

Total premiums and contract charges	$158,836	$21,411	$741	$138,166	0.5%

(1)	No reinsurance or coinsurance income was netted against premiums ceded in 2017, 2016 or 2015.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

SCHEDULE V—VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in thousands)		Additions
Description	Balance as of beginning of period	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period
Year ended December 31, 2017
Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—
Year ended December 31, 2016
Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—
Year ended December 31, 2015
Allowance for estimated losses on mortgage loans	$—	$—	$—	$—	$—

Item 11(f).	Selected Financial Data

5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

($ in thousands)	2017	2016	2015	2014	2013
Operating Results
Premiums	$90,941	$68,581	$63,218	$59,070	$55,789
Contract charges	76,171	76,009	74,948	73,446	73,138
Net investment income	310,695	295,845	311,244	322,825	325,117
Realized capital gains and losses	66,332	1,639	27,118	118,294	14,911
Total revenues	544,139	442,074	476,528	573,635	468,955
Net income	204,183	51,401	73,360	125,962	40,295

Financial Position
Investments	$6,236,118	$6,170,502	$6,242,048	$6,582,873	$6,576,469
Total assets	7,173,492	7,054,572	7,139,017	7,551,185	7,519,077
Reserve for life-contingent contract benefits and contractholder funds	5,223,850	5,159,621	5,281,203	5,682,950	5,821,873
Shareholder’s equity	1,403,268	1,262,886	1,185,793	1,126,101	982,780

Item 11(h).	Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Allstate Life Insurance Company of New York (referred to in this document as “we,” “our,” “us,” the “Company” or “ALNY”). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our company include:

•	For operations: benefit and investment spread, asset-liability matching, expenses, net income, new business sales, and premiums and contract charges.

•

For investments: exposure to market risk, asset allocation, credit quality/experience, total return, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset and liability duration.

•	For financial condition: liquidity, financial strength ratings, operating leverage, capital position, and return on equity.

On December 22, 2017, Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. The Tax Legislation changed the international system of taxation to a modified territorial system. The Tax Legislation resulted in a revaluation of our deferred tax assets and liabilities and the recognition of a transition tax liability for non-U.S. income from international subsidiaries, resulting in a $102.5 million reduction to income tax expense. The reduced applicable tax rate is expected to result in overall lower tax expense beginning in 2018. For a more detailed discussion of the Tax Legislation see Note 12 of the financial statements.

OPERATIONS

Overview and strategy

We currently sell traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products. We serve customers through Allstate exclusive agencies and exclusive financial specialists and workplace enrolling independent agents. We previously offered and continue to have in force fixed annuities such as deferred and immediate annuities. We also previously offered variable annuities which are reinsured.

Our strategy is to deepen Allstate customer relationships by fully integrating into the Allstate brand customer value proposition while modernizing our operating model through tailored distribution support, product innovation and enhancing the underwriting process. Our product positioning provides solutions to help meet customer needs during various life stages. Basic mortality protection solutions are provided through less complex products, such as term and whole life insurance, sold primarily through exclusive agents and licensed sales professionals. More advanced mortality and financial planning solutions such as universal life are provided primarily through exclusive financial specialists. Many Allstate exclusive agencies partner with exclusive financial specialists to deliver life and retirement solutions. These specialists have expertise with advanced life and retirement cases and other financial needs of customers. Successful partnerships assist agencies with building stronger and deeper customer relationships. Sales producer education and technology improvements are being made to ensure agencies have the tools and information needed to help customers meet their needs and build personal relationships as trusted advisors.

Allstate Benefits (Allstate’s workplace distribution business) is an industry leader in the rapidly growing voluntary benefits market, offering a broad range of products through workplace enrollment, including critical illness, accident, short-term disability and universal and group term life. Allstate Benefits uses ALNY to write its business in New York. Market trends for voluntary benefits are favorable as the market has doubled in size over the last decade, driven by the ability of voluntary benefits to fill the increasing financial burden placed on employees from employers seeking to contain rising benefit costs. Allstate Benefits has introduced new products and enhanced existing products to address these financial gaps by providing protection for catastrophic events such as a critical illness, accident or hospital stay. Allstate Benefits is expanding its life capabilities, offering employer paid group term life in addition to employee paid individual and group term and permanent life solutions. Allstate Benefits differentiates itself by offering a broad product portfolio, flexible enrollment solutions and technology (including significant presence on employer benefit administration systems), and its strong national accounts team, as well as the well-recognized Allstate brand. Allstate Benefits is investing in new generation enrollment and administrative technology to improve the customer experience and modernize the operating model, continued expansion of national accounts team relationships, deeper engagement with independent agents and Allstate agencies, and continued investment in product innovation.

We exited the continuing sale of annuities over an eight year period from 2006 to 2014, reflecting our expectations of declining returns. As a result, the declining volume of business is managed with a focus on increasing lifetime economic value. Both the deferred and immediate annuity businesses have been adversely impacted by the historically low interest rate environment. Our immediate annuity business has also been impacted by medical advancements that have resulted in annuitants living longer than anticipated when many of these contracts were originated. We focus on the distinct risk and return profiles of the specific products when developing investment and liability management strategies. The level of legacy deferred annuities in force has been significantly reduced and the investment portfolio and crediting rates are proactively managed to improve profitability of the business while providing appropriate levels of liquidity. The investment portfolio supporting our immediate annuities is managed to ensure the assets match the characteristics of the liabilities and provide the long-term returns needed to support this business. To better match the long-term nature of our immediate annuities, we continue to increase performance-based investments in which we have ownership interests and a greater proportion of return is derived from idiosyncratic asset or operating performance. While we anticipate higher returns on these investments over time, the investment income can vary significantly between periods. We continue to review strategic options to reduce exposure and improve returns of the business. As a result, we may take additional operational and financial actions that offer return improvement and risk reduction opportunities.

Summary analysis Summarized financial data for the years ended December 31 is presented in the following table.

($ in thousands)	2017	2016	2015
Revenues
Premiums	$90,941	$68,581	$63,218
Contract charges	76,171	76,009	74,948
Net investment income	310,695	295,845	311,244
Realized capital gains and losses	66,332	1,639	27,118

Total revenues	544,139	442,074	476,528

Costs and expenses
Contract benefits	(230,493)	(208,403)	(203,594)
Interest credited to contractholder funds	(97,377)	(102,761)	(108,637)
Amortization of DAC	(16,992)	(16,127)	(16,603)
Operating costs and expenses	(41,829)	(35,374)	(33,357)

Total costs and expenses	(386,691)	(362,665)	(362,191)
Income tax benefit (expense)	46,735	(28,008)	(40,977)

Net income	$204,183	$51,401	$73,360

Net income was $204.2 million in 2017 compared to $51.4 million in 2016. 2017 net income included a $102.5 million Tax Legislation benefit. Excluding tax reform, net income increased $50.3 million, primarily due to higher net realized capital gains, higher premiums, higher net investment income and lower interest credited to contractholder funds, partially offset by higher contract benefits and operating costs and expenses.

Net income was $51.4 million in 2016 compared to $73.4 million in 2015. The decrease was primarily due to lower net realized capital gains and lower net investment income, partially offset by lower interest credited to contractholder funds and higher premiums.

Analysis of revenues Total revenues increased 23.1% or $102.1 million in 2017 compared to 2016, primarily due to higher net realized capital gains, premiums and net investment income. Total revenues decreased 7.2% or $34.5 million in 2016 compared to 2015, primarily due to lower net realized capital gains and lower net investment income, partially offset by higher premiums.

Premiums represent revenues generated from traditional life insurance, accident and health insurance products, and immediate annuities with life contingencies that have significant mortality or morbidity risk.

Contract charges are revenues generated from interest-sensitive and variable life insurance and fixed annuities for which deposits are classified as contractholder funds or separate account liabilities. Contract charges are assessed against the contractholder account values for maintenance, administration, cost of insurance and surrender prior to contractually specified dates.

The following table summarizes premiums and contract charges by product for the years ended December 31.

($ in thousands)	2017	2016	2015
Underwritten products
Traditional life insurance premiums	$55,996	$52,333	$48,532
Accident and health insurance premiums	34,945	16,248	14,681
Interest-sensitive life insurance contract charges	76,103	75,940	74,829

Subtotal	167,044	144,521	138,042
Annuities
Immediate annuities with life contingencies premiums	—	—	5
Other fixed annuity contract charges	68	69	119

Subtotal	68	69	124

Premiums and contract charges(1)	$167,112	$144,590	$138,166

(1)	Contract charges related to the cost of insurance totaled $53.6 million, $52.5 million and $51.2 million in 2017, 2016 and 2015, respectively.

Premiums and contract charges increased 15.6% or $22.5 million in 2017 compared to 2016, primarily due to a large new voluntary benefits account that went in force in March 2017 as well as continued growth in traditional life insurance.

Premiums and contract charges increased 4.6% or $6.4 million in 2016 compared to 2015, primarily due to increased traditional life insurance renewal premiums, growth in workplace accident and critical illness products, and higher interest-sensitive life insurance contract charges.

Analysis of costs and expenses Total costs and expenses increased 6.6% or $24.0 million in 2017 compared to 2016, primarily due to higher contract benefits and operating costs and expenses, partially offset by lower interest credited to contractholder funds. Total costs and expenses increased 0.1% or $474 thousand in 2016 compared to 2015, primarily due to higher contract benefits and operating costs and expenses, partially offset by lower interest credited to contractholder funds.

Contract benefits increased 10.6% or $22.1 million in 2017 compared to 2016, primarily due to growth in the voluntary benefits business and worse mortality experience on interest-sensitive life insurance and immediate annuities. Our 2017 annual review of assumptions resulted in a $1.5 million increase in reserves primarily for secondary guarantees on interest-sensitive life insurance due to increased projected exposure to benefits paid under secondary guarantees resulting from continued low interest rates.

Contract benefits increased 2.4% or $4.8 million in 2016 compared to 2015, primarily due to unfavorable immediate annuity mortality experience and growth in the workplace business, partially offset by favorable life insurance mortality experience. Our 2016 annual review of assumptions resulted in a $1.1 million increase in reserves primarily for secondary guarantees on interest-sensitive life insurance due to higher than anticipated retention of guaranteed interest-sensitive life business.

As of December 31, 2017, our premium deficiency and profits followed by losses evaluations concluded that no adjustments were required to be recognized. For further detail on these evaluations, see Reserve for life-contingent contract benefits estimation in the Application of Critical Accounting Estimates section.

We analyze our mortality and morbidity results using the difference between premiums and contract charges earned for the cost of insurance and contract benefits excluding the portion related to the implied interest on immediate annuities with life contingencies (“benefit spread”). This implied interest totaled $114.1 million, $114.0 million and $113.4 million in 2017, 2016 and 2015, respectively.

The benefit spread by product group for the years ended December 31 is disclosed in the following table.

($ in thousands)	2017	2016	2015
Life insurance	$37,028	$39,202	$31,636
Accident and health insurance	13,058	5,501	5,040
Annuities	(21,883)	(18,056)	(12,452)

Total benefit spread	$28,203	$26,647	$24,224

Benefit spread increased 5.8% or $1.6 million in 2017 compared to 2016, primarily due to growth in the voluntary benefits business, partially offset by worse mortality experience on interest-sensitive life insurance and immediate annuities.

Benefit spread increased 10.0% or $2.4 million in 2016 compared to 2015, primarily due to lower mortality experience and higher premiums on traditional life insurance, partially offset by unfavorable immediate annuity mortality experience.

Interest credited to contractholder funds decreased 5.2% or $5.4 million in 2017 compared to 2016 and decreased 5.4% or $5.9 million in 2016 compared to 2015, primarily due to lower average contractholder funds.

In order to analyze the impact of net investment income and interest credited to contractholders on net income, we monitor the difference between net investment income and the sum of interest credited to contractholder funds and the implied interest on immediate annuities with life contingencies, which is included as a component of contract benefits on the Statements of Operations and Comprehensive Income (“investment spread”).

The investment spread by product group for the years ended December 31 is shown in the following table.

($ in thousands)	2017	2016	2015
Annuities	$47,334	$32,921	$40,268
Life insurance	17,396	8,624	9,510
Accident and health insurance	504	295	243
Net investment income on investments supporting capital	33,954	37,276	39,232

Total investment spread	$99,188	$79,116	$89,253

Investment spread increased 25.4% or $20.1 million in 2017 compared to 2016, primarily due to higher net investment income related to strong performance-based results and lower credited interest. Investment spread decreased 11.4% or $10.1 million in 2016 compared to 2015, primarily due to lower net investment income.

To further analyze investment spreads, the following table summarizes the weighted average investment yield on assets supporting product liabilities and capital, interest crediting rates and investment spreads. Investment spreads may vary significantly between periods due to the variability in investment income, particularly for immediate fixed annuities where the investment portfolio includes performance-based investments.

	Weighted average investment yield			Weighted average interest crediting rate			Weighted average investment spreads
	2017	2016	2015	2017	2016	2015	2017	2016	2015
Interest-sensitive life insurance	5.1%	4.9%	5.1%	3.8%	4.0%	3.9%	1.3%	0.9%	1.2%
Deferred fixed annuities	3.8	4.0	4.2	2.7	2.8	2.8	1.1	1.2	1.4
Immediate fixed annuities with and without life contingencies	7.5	6.9	7.0	6.1	6.1	6.2	1.4	0.8	0.8
Investments supporting capital, traditional life and other products	3.6	3.4	3.5	n/a	n/a	n/a	n/a	n/a	n/a

Amortization of DAC The components of amortization of DAC for the years ended December 31 are summarized in the following table.

($ in thousands)	2017	2016	2015
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions	$16,738	$16,113	$16,829
Amortization relating to realized capital gains and losses(1)	2,181	(451)	415
Amortization (deceleration) acceleration for changes in assumptions (“DAC unlocking”)	(1,927)	465	(641)

Total amortization of DAC	$16,992	$16,127	$16,603

(1)

The impact of realized capital gains and losses on amortization of DAC is dependent upon the relationship between the assets that give rise to the gain or loss and the product liability supported by the assets. Fluctuations result from changes in the impact of realized capital gains and losses on actual and expected gross profits.

Amortization of DAC increased 5.4% or $865 thousand in 2017 compared to 2016, primarily due to higher net realized capital gains, partially offset by amortization deceleration for changes in assumptions. Amortization of DAC decreased 2.9% or $476 thousand in 2016 compared to 2015, primarily due to lower amortization on interest-sensitive life insurance resulting from lower gross profits.

Our annual comprehensive review of assumptions underlying estimated future gross profits for our interest-sensitive life contracts covers assumptions for mortality, persistency, expenses, investment returns, including capital gains and losses, interest crediting rates to policyholders, and the effect of any hedges. In 2017, the review resulted in a deceleration of DAC amortization (increase to income) of $1.9 million. The deceleration primarily related to the benefit margin component of estimated gross profits and was due to a decrease in projected mortality. This was partially offset by DAC amortization acceleration (decrease to income) for changes in the investment margin due to continued low interest rates and lower projected investment returns.

In 2016, the review resulted in an acceleration of DAC amortization of $465 thousand. The DAC amortization acceleration primarily related to decreased projected investment margins, partially offset by decreases in projected mortality and expenses.

In 2015, the review resulted in a deceleration of DAC amortization of $641 thousand for interest-sensitive life insurance that was primarily due to a decrease in projected mortality.

The changes in DAC for the years ended December 31 are detailed in the following table.

	Traditional life and accident and health		Interest-sensitive life insurance		Total
($ in thousands)	2017	2016	2017	2016	2017	2016
Beginning balance	$49,129	$48,401	$88,229	$92,788	$137,358	$141,189
Acquisition costs deferred	16,246	8,228	8,276	8,711	24,522	16,939
Amortization of DAC before amortization relating to realized capital gains and losses and changes in assumptions(1)	(5,906)	(7,500)	(10,832)	(8,613)	(16,738)	(16,113)
Amortization relating to realized capital gains and losses(1)	—	—	(2,181)	451	(2,181)	451
Amortization deceleration (acceleration) for changes in assumptions (“DAC unlocking”)(1)	—	—	1,927	(465)	1,927	(465)
Effect of unrealized capital gains and losses(2)	—	—	1,445	(4,643)	1,445	(4,643)

Ending balance	$59,469	$49,129	$86,864	$88,229	$146,333	$137,358

(1)	Included as a component of amortization of DAC on the Statements of Operations and Comprehensive Income.
(2)

Represents the change in the DAC adjustment for unrealized capital gains and losses. The DAC adjustment represents the amount by which the amortization of DAC would increase or decrease if the unrealized gains and losses in the respective product portfolios were realized.

Operating costs and expenses increased 18.2% or $6.5 million in 2017 compared to 2016, primarily due to non-deferred acquisition related expenses associated with the large new voluntary benefits account that went in force in March 2017.

Operating costs and expenses increased 6.0% or $2.0 million in 2016 compared to 2015, primarily due to higher non-deferrable commissions and increased employee related and other operating costs.

Income tax expense in fourth quarter 2017 included a $102.5 million Tax Legislation benefit.

Analysis of reserves and contractholder funds

The following table summarizes our product liabilities as of December 31.

($ in thousands)	2017	2016	2015
Traditional life insurance	$242,197	$226,909	$215,216
Accident and health insurance	20,222	12,160	11,207
Immediate fixed annuities with life contingencies
Sub-standard structured settlements(1)	1,390,407	1,174,863	1,159,438
Standard structured settlements and SPIA(2)	694,800	725,240	707,602
Other	1,340	1,716	1,853

Reserve for life-contingent contract benefits	$2,348,966	$2,140,888	$2,095,316

Interest-sensitive life insurance	$744,610	$728,841	$724,317
Deferred fixed annuities	1,666,064	1,806,332	1,955,668
Immediate fixed annuities without life contingencies	425,150	454,905	479,089
Other	39,060	28,655	26,813

Contractholder funds	$2,874,884	$3,018,733	$3,185,887

(1)

Comprises structured settlement annuities for annuitants with severe injuries or other health impairments which increased their expected mortality rate at the time the annuity was issued (“sub-standard structured settlements”). Sub-standard structured settlements comprise 13% of our immediate annuity policies in force and 67% of the immediate annuity reserve for life-contingent contract benefits.

(2)	Comprises structured settlement annuities for annuitants with standard life expectancy (“standard structured settlements”) and single premium immediate annuities (“SPIA”) with life contingencies.

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance, fixed annuities and funding agreements. The balance of contractholder funds is equal to the cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses.

The following table shows the changes in contractholder funds for the years ended December 31.

($ in thousands)	2017	2016	2015
Contractholder funds, beginning balance	$3,018,733	$3,185,887	$3,402,594

Deposits
Interest-sensitive life insurance	92,366	90,728	89,303
Fixed annuities	10,741	14,943	13,738

Total deposits	103,107	105,671	103,041

Interest credited	97,355	102,805	108,730
Benefits, withdrawals and other adjustments
Benefits	(108,819)	(122,109)	(137,834)
Surrenders and partial withdrawals	(166,388)	(172,856)	(211,171)
Contract charges	(74,733)	(73,866)	(72,575)
Net transfers from separate accounts	54	133	252
Other adjustments(1)	5,575	(6,932)	(7,150)

Total benefits, withdrawals and other adjustments	(344,311)	(375,630)	(428,478)

Contractholder funds, ending balance	$2,874,884	$3,018,733	$3,185,887

(1)

The table above illustrates the changes in contractholder funds, which are presented gross of reinsurance recoverables on the Statements of Financial Position. The table above is intended to supplement our discussion and analysis of revenues, which are presented net of reinsurance on the Statements of Operations and Comprehensive Income. As a result, the net change in contractholder funds associated with products reinsured to third parties is reflected as a component of the other adjustments line.

Contractholder funds decreased 4.8% and 5.2% in 2017 and 2016, respectively, primarily due to the continued runoff of our deferred fixed annuity business. We discontinued the sale of annuities over an eight year period from 2006 to 2014, but still accept additional deposits on existing contracts.

Contractholder deposits decreased 2.4% in 2017 compared to 2016, primarily due to lower additional deposits on fixed annuities, partially offset by higher deposits on interest-sensitive life insurance. Contractholder deposits increased 2.6% in 2016 compared to 2015, primarily due to higher deposits on interest-sensitive life insurance and higher additional deposits on deferred fixed annuities.

Surrenders and partial withdrawals decreased 3.7% to $166.4 million in 2017 from $172.9 million in 2016 and18.1% to $172.9 million in 2016 from $211.2 million in 2015, primarily due to decreases in deferred fixed annuities. The surrender and partial withdrawal rate, based on the beginning of year contractholder funds, was 7.0% in 2017 compared to 6.9% in 2016 and 7.8% in 2015.

Reinsurance Ceded

In the normal course of business, we seek to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. In addition, we have used reinsurance to effect the disposition of certain blocks of business. We retain primary liability as a direct insurer for all risks ceded to reinsurers. As of December 31, 2017 and 2016, 21.6% and 22.4%, respectively, of our face amount of life insurance in force was reinsured. Additionally, we ceded all of the risk associated with our variable annuity business to Prudential Insurance Company of America.

Our reinsurance recoverables, summarized by reinsurer as of December 31, are shown in the following table.

	S&P financial strength rating(1)	Reinsurance recoverable on paid and unpaid benefits
($ in thousands)		2017	2016
Prudential Insurance Company of America	AA-	$174,553	$179,943
Transamerica Life Group	AA-	39,270	40,160
Swiss Re Life and Health America, Inc.	AA-	9,279	8,077
RGA Reinsurance Company	AA-	7,823	8,154
Allstate Life Insurance Company(2)	A+	7,173	6,327
Canada Life	AA	2,044	1,894
Security Life of Denver	A	1,069	1,062
SCOR Global Life	AA-	848	958
American United Life Insurance Company	AA-	712	799
Triton Insurance Company	N/A	390	162
Scottish Re Life Corporation	N/A	218	257
General Re	AA+	110	92
Metropolitan Life	AA-	92	92
Minnesota Mutual	A+	38	70
Mutual of Omaha	AA-	25	26

Total		$243,644	$248,073

(1)	N/A reflects no S&P Global Ratings (“S&P”) rating available.
(2)	Affiliate company.

We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three-years ended December 31, 2017.

INVESTMENTS

Overview and strategy The return on our investment portfolio is an important component of our ability to offer good value to customers. We identify a strategic asset allocation which considers both the nature of the liabilities and the risk and return characteristics of the various asset classes in which we invest. This allocation is informed by our long-term and market expectations, as well as other considerations such as risk appetite, portfolio diversification, duration, desired liquidity and capital. Within appropriate ranges relative to strategic allocations, tactical allocations are made in consideration of prevailing and potential future market conditions. We manage risks that involve uncertainty related to interest rates, credit spreads, equity returns and currency exchange rates.

Our portfolio is comprised of assets chosen to generate returns to support corresponding liabilities, within an asset-liability framework that targets an appropriate return on capital. For longer-term immediate annuity liabilities, we invest primarily in performance-based investments, such as limited partnerships, and equity securities. For shorter-term annuity and life insurance liabilities, we invest primarily in fixed income securities and commercial mortgage loans with maturity profiles aligned with liability cash flow requirements.

We utilize two primary strategies to manage risks and returns and to position our portfolio to take advantage of market opportunities while attempting to mitigate adverse effects. As strategies and market conditions evolve, the asset allocation may change or assets may be moved between strategies.

Market-based core includes investments primarily in public fixed income and equity securities and seeks to deliver predictable earnings aligned to business needs and returns consistent with the markets in which we invest. Private fixed income assets, such as commercial mortgages, bank loans, and privately placed debt that provide liquidity premiums are also included in this category.

Performance-based seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk. Returns are impacted by a variety of factors including general macroeconomic and public market conditions as public benchmarks are often used in the valuation of underlying investments. Variability in earnings will also result from the performance of the underlying assets or business and the timing of sales of those investments. Earnings from the sales of investments may be recorded as net investment income or realized capital gains and losses. The portfolio, which primarily includes private equity and real estate with a majority being limited partnerships, is diversified across a number of characteristics, including managers or partners, vintage years, strategies, geographies (including international) and industry sectors or property types. These investments are generally illiquid in nature, often require specialized expertise, typically involve a third party manager, and often enhance returns and income through transformation at the company or property level. A portion of these investments seek returns in markets or asset classes that are dislocated or special situations, primarily in private markets.

Portfolio composition The composition of the investment portfolio as of December 31, 2017 is presented in the following table.

($ in thousands)		Percent to total
Fixed income securities(1)	$4,917,725	78.9%
Mortgage loans	629,142	10.1
Equity securities(2)	194,533	3.1
Limited partnership interests	363,237	5.8
Short-term investments(3)	88,786	1.4
Policy loans	39,589	0.7
Other	3,106	—

Total	$6,236,118	100.0%

(1)	Fixed income securities are carried at fair value. Amortized cost basis for these securities was $4.55 billion.
(2)	Equity securities are carried at fair value. Cost basis for these securities was $152.2 million.
(3)	Short-term investments are carried at fair value.

Investments totaled $6.24 billion as of December 31, 2017, increasing from $6.17 billion as of December 31, 2016, primarily due to positive operating cash flows and higher equity and fixed income valuations, partially offset by net reductions in contractholder funds.

Portfolio composition by investment strategy The following table presents the investment portfolio by strategy as of December 31, 2017.

($ in thousands)	Market- based core	Performance- based	Total
Fixed income securities	$4,916,979	$746	$4,917,725
Mortgage loans	629,142	—	629,142
Equity securities	187,392	7,141	194,533
Limited partnership interests	26,266	336,971	363,237
Short-term investments	88,786	—	88,786
Policy loans	39,589	—	39,589
Other	3,106	—	3,106

Total	$5,891,260	$344,858	$6,236,118

% of total	94%	6%
Unrealized net capital gains and losses
Fixed income securities	$367,725	$(8)	$367,717
Equity securities	41,446	924	42,370
Limited partnership interests	—	(10)	(10)
Short-term investments	(13)	—	(13)

Total	$409,158	$906	$410,064

During 2017, strategic actions focused on optimizing portfolio yield, return and risk in the low interest rate environment. We maintained our portfolio’s maturity profile of fixed income securities and continued to increase performance-based investments. Performance-based investments and equity securities will continue to be allocated primarily to the longer-term immediate annuity liabilities to improve returns on those products while shorter-term annuity and life insurance liabilities will be invested in market-based investments.

Fixed income securities by type are listed in the following table.

($ in thousands)	Fair value as of December 31, 2017	Fair value as of December 31, 2016
U.S. government and agencies	$128,052	$141,564
Municipal	729,333	712,143
Corporate	3,795,731	3,718,223
Foreign government	179,765	192,854
Asset-backed securities (“ABS”)	41,808	48,080
Residential mortgage-backed securities (“RMBS”)	21,955	35,611
Commercial mortgage-backed securities (“CMBS”)	11,408	13,796
Redeemable preferred stock	9,673	9,903

Total fixed income securities	$4,917,725	$4,872,174

Fixed income securities are rated by third party credit rating agencies and/or are internally rated. As of December 31, 2017, 93.7% of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, a comparable rating from another nationally recognized rating agency or a comparable internal rating if an externally provided rating is not available. Credit ratings below these designations are considered low credit quality or below investment grade, which includes high yield bonds. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third party rating. Our initial investment decisions and ongoing monitoring procedures for fixed income securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, sector, structure, and liquidity risks of each issue.

The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit quality as of December 31, 2017.

($ in thousands)	Investment grade		Below investment grade		Total
	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$128,052	$12,305	$—	$—	$128,052	$12,305
Municipal	729,333	114,102	—	—	729,333	114,102
Corporate
Public	2,389,341	152,970	183,194	3,653	2,572,535	156,623
Privately placed	1,112,768	66,186	110,428	2,907	1,223,196	69,093
Foreign government	179,765	13,722	—	—	179,765	13,722
ABS	41,808	83	—	—	41,808	83
RMBS
U.S. government sponsored entities (“U.S. Agency”)	12,726	475	—	—	12,726	475
Non-agency	125	—	9,104	814	9,229	814
CMBS	2,812	22	8,596	(469)	11,408	(447)
Redeemable preferred stock	9,673	947	—	—	9,673	947

Total fixed income securities	$4,606,403	$360,812	$311,322	$6,905	$4,917,725	$367,717

Municipal bonds totaled $729.3 million as of December 31, 2017, with 100% rated investment grade and an unrealized net capital gain of $114.1 million. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest).

Our practice for acquiring and monitoring municipal bonds is predominantly based on the underlying credit quality of the primary obligor. We currently rely on the primary obligor to pay all contractual cash flows and are not relying on bond insurers for payments. As a result of downgrades in the insurers’ credit ratings, the ratings of the insured municipal bonds generally reflect the underlying ratings of the primary obligor.

Corporate bonds, including publicly traded and privately placed, totaled $3.80 billion as of December 31, 2017, with an unrealized net capital gain of $225.7 million. Privately placed securities primarily consist of corporate issued senior debt securities that are directly negotiated with the borrower or are in unregistered form.

Our $1.22 billion portfolio of privately placed securities is diversified by issuer, industry sector and country. The portfolio is made up of 213 issuers. Privately placed corporate obligations may contain structural security features such as financial covenants and call protections that provide investors greater protection against credit deterioration, reinvestment risk or fluctuations in interest rates than those typically found in publicly registered debt securities. Additionally, investments in these securities are made after due diligence of the issuer, typically including discussions with senior management and on-site visits to company facilities. Ongoing monitoring includes direct periodic dialog with senior management of the issuer and continuous monitoring of operating performance and financial position. Every issue not rated by an independent rating agency is internally rated with a formal rating affirmation at least once a year.

Our corporate bonds portfolio includes $293.6 million of below investment grade bonds, $110.4 million of which are privately placed. These securities are diversified by issuer and industry sector. The below investment grade corporate bonds portfolio is made up of 184 issuers. We employ fundamental analyses of issuers and sectors along with macro and asset class views to identify investment opportunities. This results in a portfolio with broad exposure to the high yield market, yet with an emphasis on idiosyncratic positions reflective of our views of market conditions and opportunities.

Foreign government securities totaled $179.8 million as of December 31, 2017, with 100% rated investment grade and an unrealized net capital gain of $13.7 million. Of these securities, 95.6% are backed by the U.S. government and the remaining 4.4% are in Canadian governmental and provincial securities.

ABS, RMBS and CMBS are structured securities that are primarily collateralized by consumer or corporate borrowings and residential and commercial real estate loans. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a “class”, qualifies for a specific original rating. For example, the “senior” portion or “top” of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral may contain fixed interest rates, variable interest rates (such as adjustable rate mortgages), or both fixed and variable rate features.

ABS, including Consumer and other ABS, totaled $41.8 million as of December 31, 2017, with 100% rated investment grade and an unrealized net capital gain of $83 thousand. Credit risk is managed by monitoring the performance of the underlying collateral. Many of the securities in the ABS portfolio have credit enhancement with features such as overcollateralization, subordinated structures, reserve funds, guarantees and/or insurance.

RMBS totaled $22.0 million as of December 31, 2017, with 58.5% rated investment grade and an unrealized net capital gain of $1.3 million. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to prepayment risk from the underlying residential mortgage loans. RMBS consists of a U.S. Agency portfolio having collateral issued or guaranteed by U.S. government agencies and a non-agency portfolio consisting of securities collateralized by Prime, Alt-A and Subprime loans. The non-agency portfolio totaled $9.2 million as of December 31, 2017, with 1.4% rated investment grade and an unrealized net capital gain of $814 thousand.

CMBS totaled $11.4 million as of December 31, 2017, with 24.6% rated investment grade and an unrealized net capital loss of $447 million. The CMBS portfolio is subject to credit risk and has a sequential pay-down structure. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

Mortgage loans totaled $629.1 million as of December 31, 2017 and primarily comprise loans secured by first mortgages on developed commercial real estate. Key considerations used to manage our exposure include property type and geographic diversification. For further detail on our mortgage loan portfolio, see Note 5 of the financial statements.

Equity securities primarily include common stocks, exchange traded funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded funds have fixed income securities as their underlying investments. The equity securities portfolio was $194.5 million as of December 31, 2017, with an unrealized net capital gain of $42.4 million.

Limited partnership interests include interests in private equity funds, real estate funds, and other funds. The following table presents carrying value and other information about our limited partnership interests as of December 31, 2017.

($ in thousands)	Private equity	Real estate	Other	Total
Cost method of accounting (“Cost”)(1)	$80,472	$—	$—	$80,472
Equity method of accounting (“EMA”)(2)	234,832	21,667	26,266	282,765

Total	$315,304	$21,667	$26,266	$363,237

Number of managers	93	9	1	103
Number of individual investments	154	9	1	164
Largest exposure to single investment	$19,659	$12,055	$26,266	$26,266

(1)

Beginning January 1, 2018, due to the adoption of the new accounting standard for the recognition and measurement of financial assets and liabilities, cost method limited partnerships (excluding limited partnership interests accounted for on a cost recovery basis) will be measured at fair value with changes in fair value recognized in net income. The existing carrying value of these investments will increase to fair value with the offsetting adjustment, after-tax, recognized in retained income through a cumulative effect adjustment. See Note 2 of the consolidated financial statements for additional details on the new accounting standard.

(2)

Total EMA includes approximately $62.0 million of cumulative pre-tax appreciation. EMA limited partnerships are included in our comprehensive portfolio monitoring process to identify other-than-temporary impairment. Evidence of a loss in value that is other-than-temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment.

Short-term investments totaled $88.8 million as of December 31, 2017, which includes securities lending collateral of $58.7 million.

Policy loans totaled $39.6 million as of December 31, 2017. Policy loans are carried at unpaid principal balances.

Other investments is comprised of $3.1 million of derivatives as of December 31, 2017. For further detail on our use of derivatives, see Note 7 of the financial statements.

Unrealized net capital gains totaled $410.1 million as of December 31, 2017 compared to $347.4 million as of December 31, 2016. The appreciation of equity securities reflected strong equity markets. Fixed income valuations increased due to lower market yields resulting from tighter credit spreads.

The following table presents unrealized net capital gains and losses as of December 31.

($ in thousands)	2017	2016
U.S. government and agencies	$12,305	$17,570
Municipal	114,102	99,921
Corporate	225,716	200,585
Foreign government	13,722	19,511
ABS	83	(194)
RMBS	1,289	1,723
CMBS	(447)	(2,192)
Redeemable preferred stock	947	1,093

Fixed income securities	367,717	338,017
Equity securities(1)	42,370	9,443
Short-term investments	(13)	(1)
EMA limited partnerships	(10)	(61)

Unrealized net capital gains and losses, pre-tax	$410,064	$347,398

(1)

Beginning January 1, 2018, due to the adoption of the new accounting standard for the recognition and measurement of financial assets and liabilities, equity securities will be measured at fair value with changes in fair value recognized in net income. The existing unrealized net capital gains and losses, after-tax, will be reclassified to retained income through a cumulative-effect adjustment. See Note 2 of the consolidated financial statements for additional details on the new accounting standard.

We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security that may be other-than-temporarily impaired. The process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in our evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost. All investments in an unrealized loss position as of December 31, 2017 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

The unrealized net capital gain for the fixed income portfolio totaled $367.7 million, comprised of $379.3 million of gross unrealized gains and $11.6 million of gross unrealized losses as of December 31, 2017. This is compared to an unrealized net capital gain for the fixed income portfolio totaling $338.0 million, comprised of $363.9 million of gross unrealized gains and $25.9 million of gross unrealized losses as of December 31, 2016.

Gross unrealized gains and losses on fixed income securities by type and sector as of December 31, 2017 are provided in the following table.

($ in thousands)	Amortized cost	Gross unrealized		Fair value
		Gains	Losses
Corporate:
Consumer goods (cyclical and non-cyclical)	$1,102,766	$52,330	$(4,644)	$1,150,452
Utilities	648,182	75,722	(1,805)	722,099
Communications	209,785	9,528	(1,038)	218,275
Capital goods	389,214	17,664	(1,010)	405,868
Basic industry	188,358	7,093	(565)	194,886
Technology	154,706	2,426	(556)	156,576
Transportation	224,924	25,846	(547)	250,223
Financial Services	300,075	24,415	(530)	323,960
Energy	232,384	17,607	(198)	249,793
Banking	97,844	3,167	(25)	100,986
Other	21,777	861	(25)	22,613

Total corporate fixed income portfolio	3,570,015	236,659	(10,943)	3,795,731
U.S. government and agencies	115,747	12,310	(5)	128,052
Municipal	615,231	114,177	(75)	729,333
Foreign government	166,043	13,722	—	179,765
ABS	41,725	210	(127)	41,808
RMBS	20,666	1,303	(14)	21,955
CMBS	11,855	25	(472)	11,408
Redeemable preferred stock	8,726	947	—	9,673

Total fixed income securities	$4,550,008	$379,353	$(11,636)	$4,917,725

The consumer goods, utilities and capital goods sectors comprise 30%, 19% and 11%, respectively, of the carrying value of our corporate fixed income securities portfolio as of December 31, 2017. The consumer goods, utilities, communications and capital goods sectors had the highest concentration of gross unrealized losses in our corporate fixed income portfolio as of December 31, 2017. In general, the gross unrealized losses are related to an increase in market yields, which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase. Similarly, gross unrealized gains reflect a decrease in market yields since the time of initial purchase.

The unrealized net capital gain for the equity portfolio totaled $42.4 million, comprised of $42.8 million of gross unrealized gains and $388 thousand of gross unrealized losses as of December 31, 2017. This is compared to an unrealized net capital gain for the equity portfolio totaling $9.4 million, comprised of $17.2 million of gross unrealized gains and $7.8 million of gross unrealized losses as of December 31, 2016. Within the equity portfolio, the unrealized losses were primarily concentrated in the consumer goods, utilities and communications sectors. The unrealized losses were company and sector specific.

As of December 31, 2017, we have not made the decision to sell and it is not more likely than not we will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis. As of December 31, 2017, we have the intent and ability to hold equity securities with unrealized losses for a period of time sufficient for them to recover.

Net investment income The following table presents net investment income for the years ended December 31.

($ in thousands)	2017	2016	2015
Fixed income securities	$228,507	$226,894	$248,585
Mortgage loans	28,263	28,577	27,582
Equity securities	5,465	5,868	4,905
Limited partnership interests	53,917	38,485	34,177
Short-term investments	1,200	826	393
Policy loans	2,443	2,456	2,498

Investment income, before expense	319,795	303,106	318,140
Investment expense(1)	(9,100)	(7,261)	(6,896)

Net investment income	$310,695	$295,845	$311,244

Market-based core	$265,203	$264,552	$284,957
Performance-based	54,592	38,554	33,183

Investment income, before expense	$319,795	$303,106	$318,140

(1)

Investment expense includes $7 thousand, $17 thousand and zero of investee level expenses in 2017, 2016 and 2015, respectively. Investee level expenses include depreciation and asset level operating expenses on directly held real estate and other consolidated investments.

Net investment income increased 5.0% or $14.9 million in 2017 compared to 2016, benefiting from strong performance-based results, primarily from limited partnerships, partially offset by lower average investment balances as a result of a decrease in contractholder funds.

Net investment income decreased 4.9% or $15.4 million in 2016 compared to 2015, primarily due to lower fixed income yields and average investment balances, partially offset by higher limited partnership income.

Performance-based investments primarily include private equity and real estate. The following table presents investment income for performance-based investments for the years ended December 31.

($ in thousands)	2017	2016	2015
Limited partnerships
Private equity	$50,924	$33,334	$29,678
Real estate	2,993	5,151	3,505

Performance-based—limited partnerships(1)	53,917	38,485	33,183

Non-limited partnerships
Private equity	675	69	—
Real estate	—	—	—

Performance-based—non-limited partnerships	675	69	—

Total
Private equity	51,599	33,403	29,678
Real estate	2,993	5,151	3,505

Total performance-based	$54,592	$38,554	$33,183

Investee level expenses(2)	$(7)	$(17)	$—

(1)

Other limited partnership interests where the underlying assets consist of public securities are held in the market-based core portfolio and are not included in the table above. Investment income was zero in both 2017 and 2016 and $994 thousand in 2015, for these limited partnership interests.

(2)

Investee level expenses include depreciation and asset level operating expenses reported in investment expense. When calculating pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

Performance-based investment income increased 41.6% or $16.0 million in 2017 compared to 2016. The increase reflects asset appreciation, sales of underlying investments, and the continued growth of our performance-based portfolio.

Performance-based investments produced income of $38.6 million in 2016 compared to $33.2 million in 2015. The increase related to higher valuations on private equity and real estate funds.

Performance-based income can vary significantly between periods and is influenced by economic conditions, equity market performance, comparable public company earning multiples, capitalization rates, operating performance of the underlying investments and the timing of asset sales.

Realized capital gains and losses The following table presents the components of realized capital gains and losses and the related tax effect for the years ended December 31.

($ in thousands)	2017	2016	2015
Impairment write-downs
Fixed income securities	$(2,926)	$(4,434)	$(1,200)
Equity securities	(2,422)	(10,449)	(3,430)
Limited partnership interests	(22)	(420)	(3,079)

Impairment write-downs	$(5,370)	$(15,303)	$(7,709)
Change in intent write-downs	—	(654)	(80)

Net other-than-temporary impairment losses recognized in earnings	(5,370)	(15,957)	(7,789)
Sales and other	19,196	(6,185)	39,830
Valuation and settlements of derivative instruments	52,506	23,781	(4,923)

Realized capital gains and losses, pre-tax	66,332	1,639	27,118
Income tax expense	(24,366)	(1,523)	(9,491)

Realized capital gains and losses, after-tax	$41,966	$116	$17,627

Market-based core	$69,009	$7,615	$30,317
Performance-based	(2,677)	(5,976)	(3,199)

Realized capital gains and losses, pre-tax	$66,332	$1,639	$27,118

Impairment write-downs on fixed income securities in 2017 were primarily driven by corporate fixed income securities impacted by issuer specific circumstances. Equity securities were written down primarily due to the length of time and extent to which fair value was below cost, considering our assessment of the financial condition and prospects of the issuer, including relevant industry conditions and trends. Limited partnership write-downs primarily related to private equity investments.

Impairment write-downs on fixed income securities in 2016 were primarily driven by energy-related corporate fixed income securities. Equity securities were written down primarily due to the length of time and extent to which fair value was below cost, considering our assessment of the financial condition and near-term and long-term prospects of the issuer, including relevant industry conditions and trends. Impairment write-downs in 2016 included $9.8 million related to investments with exposure to the energy sector.

Impairment write-downs on fixed income securities in 2015 were primarily driven by corporate fixed income securities impacted by issuer specific circumstances, including exposure to oil and natural gas, and collateralized loan obligations that experienced deterioration in expected cash flows. Equity securities were written down primarily due to the length of time and extent to which fair value was below cost, considering our assessment of the financial condition and near-term and long-term prospects of the issuer, including relevant industry conditions and trends. Limited partnership write-downs primarily related to an investment that has been impacted by the decline in natural gas prices. Impairment write-downs in the above table include $4.8 million and $991 thousand of investments with exposure to the energy sector and metals and mining exposure in the basic industry, respectively.

Change in intent write-downs totaled zero, $654 thousand and $80 thousand in 2017, 2016 and 2015, respectively. Change in intent write-downs primarily relate to equity securities that we may not hold for a period of time sufficient to recover unrealized losses given our preference to maintain flexibility to reposition the portfolio. As of December 31, 2017 and 2016, these holdings totaled zero and $25.0 million, respectively. The change in intent write-downs in 2015 were a result of plans to sell certain corporate bonds and reduce holdings of auction rate securities backed by student loans.

Sales and other generated $19.2 million of net realized capital gains in 2017, $6.2 million of net realized capital losses in 2016 and $39.8 million of net realized capital gains in 2015. Sales and other in 2017 and 2016 included sales of fixed income and equity securities in connection with ongoing portfolio management, as well as gains from valuation changes in public securities held in certain limited partnerships. Sales and other in 2015 included sales of fixed income securities in connection with ongoing portfolio management as well as losses from valuation changes in public securities held in certain limited partnerships.

Valuation and settlements of derivative instruments generated net realized capital gains of $52.5 million in 2017, net realized capital gains of $23.8 million in 2016, and net realized capital losses of $4.9 million in 2015. Net realized capital gains and losses on derivatives primarily relate to the change in fair value of the structured settlement annuity reinsurance agreement.

The following table presents realized capital gains and losses for performance-based investments for the years ended December 31.

($ in thousands)	2017	2016	2015
Limited partnerships—private equity(1)	$(1,970)	$(2,076)	$(4,073)
Non-limited partnerships—private equity	(707)	(3,900)	874

Total performance-based	$(2,677)	$(5,976)	$(3,199)

(1)

Other limited partnership interests where the underlying assets consist of public securities are held in the market-based core portfolio and are not included in the table above. Realized capital gains and losses were $8.4 million, $2.7 million, and $(2.9) million in 2017, 2016 and 2015, respectively, for these limited partnership interests.

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates, credit spreads, equity prices, commodity prices or currency exchange rates. Adverse changes to these rates and prices may occur due to changes in fiscal policy, the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants or changes in market perceptions of credit worthiness and/or risk tolerance. Our primary market risk exposures are to changes in interest rates, credit spreads and equity prices. We have no direct exposure to commodity price changes.

The active management of market risk is integral to our results of operations. We may use the following approaches to manage exposure to market risk within defined tolerance ranges: 1) rebalancing existing asset or liability portfolios, 2) changing the type of investments purchased in the future and 3) using derivative instruments to modify the market risk characteristics of existing assets and liabilities or assets expected to be purchased. For a more detailed discussion of our use of derivative financial instruments, see Note 7 of the financial statements.

Overview In formulating and implementing guidelines for investing funds, we seek to earn attractive risk adjusted returns that enhance our ability to offer competitive rates and prices to customers while contributing to stable profits and long-term capital growth. Accordingly, our investment decisions and objectives are informed by the underlying risks and product profiles.

Investment policies define the overall framework for managing market and other investment risks, including accountability and controls over risk management activities. These investment activities follow policies that have been approved by our board of directors and which specify the investment limits and strategies that are appropriate given the liquidity, surplus, product profile and regulatory requirements. Executive oversight of investment activities is conducted primarily through our board of directors and investment committee. Asset-liability management (“ALM”) policies further define the overall framework for managing market and investment risks and are approved by our board of directors. ALM focuses on strategies to enhance yields, mitigate market risks and optimize capital to improve profitability and returns while incorporating future expected cash requirements to repay liabilities. These ALM policies specify limits, ranges and/or targets for investments that best meet business objectives in light of the unique demands and characteristics of the product liabilities and are intended to result in prudent, methodical and effective adjudication of market risk and return.

We use widely-accepted quantitative and qualitative approaches to measure, monitor and manage market risk. We evaluate our market risk exposure using multiple measures including but not limited to duration, value-at-risk, scenario analysis and sensitivity analysis. Duration measures the price sensitivity of assets and liabilities to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Value-at-risk is a statistical estimate of the probability that the change in fair value of a portfolio will exceed a certain amount over a given time horizon. Scenario analysis estimates the potential changes in the fair value of a portfolio that could occur under hypothetical market conditions defined by changes to multiple market risk factors: interest rates, credit spreads, equity prices or currency exchange rates. Sensitivity analysis estimates the potential changes in the fair value of a portfolio that could occur under different hypothetical shocks to a market risk factor. In general, we establish investment portfolio asset allocation and market risk limits based upon a combination of duration, value-at-risk, scenario analysis and sensitivity analysis. The asset allocation limits place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies. Although we apply a similar overall philosophy to market risk, the underlying business frameworks and the accounting and regulatory environments may differ between our products and therefore affect investment decisions and risk parameters.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates relative to the characteristics of our interest bearing assets and liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. This risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets and issue interest-sensitive liabilities. Changes in interest rates can have favorable and unfavorable effects on our results. For example, increases in rates can improve investment income, but decrease the fair value of our fixed income securities portfolio and increase policyholder surrenders requiring us to liquidate assets. Decreases in rates could increase the fair value of our fixed income securities portfolio while decreasing investment income due to reinvesting at lower market yields and accelerating pay-downs and prepayments of certain investments.

We manage the interest rate risk in our assets relative to the interest rate risk in our liabilities and our assessment of overall economic and capital risk. One of the measures used to quantify this exposure is duration.

The difference in the duration of our assets relative to our liabilities is our duration gap. To calculate the duration gap between assets and liabilities, we project asset and liability cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The cash flows used in this calculation include the expected maturity and repricing characteristics of our derivative financial instruments, all other financial instruments, and certain other items including annuity liabilities and other interest-sensitive liabilities. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to callable municipal and corporate bonds, fixed rate single and flexible premium deferred annuities, mortgage-backed securities and municipal housing bonds.

As of December 31, 2017, the difference between our asset and liability duration was a (7.06) gap compared to a (4.88) gap as of December 31, 2016. A negative duration gap indicates that the fair value of our liabilities is more sensitive to interest rate movements than the fair value of our assets, while a positive duration gap indicates that the fair value of our assets is more sensitive to interest rate movements than the fair value of our liabilities. We may have a positive or negative duration gap, as the duration of our assets and liabilities vary based on the characteristics of the products in force and investing activity.

To reduce the risk that investment returns are below levels required to meet the funding needs of certain liabilities, we are executing our performance-based strategy that supplements market risk with idiosyncratic risk. We are using these investments, in addition to public equity securities, to support our long-term annuity liabilities. Shorter-term annuity liabilities will continue to be invested in market-based investments to generate cash flows that will fund future claims, benefits and expenses, and that will earn stable returns across a wide variety of interest rate and economic scenarios. Performance-based investments and public equity securities are generally not interest-bearing; accordingly, using them to support interest-bearing liabilities contributes toward a negative duration gap.

Based upon the information and assumptions used in the duration calculation, and market interest rates as of December 31, 2017, we estimate that a 100 basis point immediate, parallel increase in interest rates (“rate shock”) would increase the net fair value of the assets and liabilities by $328.4 million, compared to an increase of $227.8 million as of December 31, 2016, reflecting year to year changes in duration and the amount of assets and liabilities. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event. The estimate excludes traditional and interest-sensitive life insurance and accident and health insurance products that are not considered financial instruments and the $933.7 million of assets supporting them and the associated liabilities. The $933.7 million of assets excluded from the calculation increased from $860.0 million as of December 31, 2016. Based on assumptions described above, in the event of a 100 basis point immediate increase in interest rates, the assets supporting the excluded products would decrease in value by $42.5 million, compared to a decrease of $40.5 million as of December 31, 2016.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). Credit spread is the additional yield on fixed income securities and loans above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. The magnitude of the spread will depend on the likelihood that a particular issuer will default (“credit risk”). This risk arises from many of our primary activities, as we invest substantial funds in spread-sensitive fixed income assets.

We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

Spread duration is calculated similarly to interest rate duration. As of December 31, 2017, the spread duration was 5.24, compared to 5.40 as of December 31, 2016. Based upon the information and assumptions we use in this spread duration calculation, and market spreads as of December 31, 2017, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $284.1 million compared to $288.9 million as of December 31, 2016. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2017, we held $557.8 million in investments with equity risk (including primarily limited partnership interests, equity securities and non-redeemable preferred securities), compared to $547.8 million as of December 31, 2016.

As of December 31, 2017, our portfolio of investments with equity risk had a cash market portfolio beta of 1.14, compared to a beta of 1.08 as of December 31, 2016. Beta represents a widely used methodology to describe, quantitatively, an investment’s market risk characteristics relative to an index such as the Standard & Poor’s 500 Composite Price Index (“S&P 500”). Based on the beta analysis, we estimate that if the S&P 500 increases or decreases by 10%, the fair value of our equity investments will increase or decrease by 11.4%, respectively. Based upon the information and assumptions we used to calculate beta as of December 31, 2017, we estimate that an immediate increase or decrease in the S&P 500 of 10% would increase or decrease the net fair value of our equity investments by $63.4 million, compared to $59.5 million as of December 31, 2016. The selection of a 10% immediate increase or decrease in the S&P 500 should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

The beta of our investments with equity risk was determined by calculating the change in the fair value of the portfolio resulting from stressing the equity market up and down 10%. The illustrations noted above may not reflect our actual experience if the future composition of the portfolio (hence its beta) and correlation relationships differ from the historical relationships.

As of December 31, 2017 and 2016, we had separate account assets, related to variable annuity and variable life contracts with account values totaling $293.8 million and $290.8 million, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. In 2006, we disposed of all of the variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of our risk. Equity risk for our variable life business relates to contract charges and policyholder benefits. Total variable life contract charges for both 2017 and 2016 were $1.2 million. Separate account liabilities related to variable life contracts were $14.1 million and $11.8 million as of December 31, 2017 and 2016, respectively.

Foreign currency exchange rate risk is the risk that we will incur economic losses due to adverse changes in foreign currency exchange rates. This risk primarily arises from our foreign equity investments, including common stocks and limited partnership interests. We also have investments in certain fixed income securities that are denominated in foreign currencies. As of December 31, 2017, we had $130.0 million in foreign currency denominated equity investments and $1.3 million in unhedged non-U.S. dollar fixed income securities. As of December 31, 2016, we had $120.1 million in foreign currency denominated equity investments and $1.2 million in unhedged non-dollar fixed income securities.

Based upon the information and assumptions used as of December 31, 2017, we estimate that a 10% immediate unfavorable change in each of the foreign currency exchange rates to which we are exposed would decrease the value of our foreign currency denominated instruments by $13.1 million, compared with an estimated $12.1 million decrease as of December 31, 2016. The selection of a 10% immediate decrease in all currency exchange rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

The modeling technique we use to report our currency exposure does not take into account correlation among foreign currency exchange rates. Even though we believe it is very unlikely that all of the foreign currency exchange rates that we are exposed to would simultaneously decrease by 10%, we nonetheless stress test our portfolio under this and other hypothetical extreme adverse market scenarios. Our actual experience may differ from these results because of assumptions we have used or because significant liquidity and market events could occur that we did not foresee.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2017	2016	2015
Common stock, retained income and additional capital paid-in	$1,260,049	$1,081,246	$1,029,845
Accumulated other comprehensive income	143,219	181,640	155,948

Total shareholder’s equity	$1,403,268	$1,262,886	$1,185,793

Shareholder’s equity increased in 2017, primarily due to net income, partially offset by an increase in the unrealized insurance reserve adjustment that decreased after-tax unrealized net capital gains. Shareholder’s equity increased in 2016, primarily due to net income and increased unrealized net capital gains on investments.

Financial ratings and strength The following table summarizes our insurance financial strength ratings as of December 31, 2017.

Rating agency	Rating
A.M. Best Company, Inc.	A+
S&P Global Ratings	A+
Moody’s Investors Service, Inc.	A1

Our ratings are influenced by many factors including our operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage, ALIC’s ratings and Allstate Insurance Company’s (“AIC”) ratings.

In October 2017, A.M. Best affirmed our insurance financial strength rating of A+ and the outlook for the rating was updated to positive. In August 2017, S&P affirmed our insurance financial strength rating of A+ and the outlook for the rating remained stable. In July 2017, Moody’s affirmed our rating of A1 and the outlook for the rating remained stable.

We have an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings.

We prepare our statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Statutory surplus is a measure that is often used as a basis for determining dividend paying capacity, operating leverage and premium growth capacity, and it is also reviewed by rating agencies in determining their ratings. As of December 31, 2017, our statutory surplus was $603.1 million compared to $520.1 million as of December 31, 2016.

The National Association of Insurance Commissioners (“NAIC”) has developed financial relationships or tests known as the Insurance Regulatory Information System to assist state insurance regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by state insurance regulators. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Additional regulatory scrutiny may occur if a company’s ratios fall outside the usual ranges for four or more of the ratios. Our ratios are within these ranges.

Liquidity sources and uses Our potential sources of funds principally include the following.

•	Receipt of insurance premiums
•	Contractholder fund deposits
•	Reinsurance recoveries
•	Receipts of principal, interest and dividends on investments
•	Sales of investments
•	Funds from securities lending
•	Intercompany loans
•	Capital contributions from parent
•	Tax refunds/settlements

Our potential uses of funds principally include the following.

•	Payment of contract benefits, surrenders and withdrawals
•	Reinsurance cessions and payments
•	Operating costs and expenses
•	Purchase of investments
•	Repayment of securities lending
•	Payment or repayment of intercompany loans
•	Dividends and return of capital to parent
•	Tax payments/settlements

Liquidity exposure A portion of our product portfolio, including fixed annuities and interest-sensitive life insurance, is subject to surrender and withdrawal at the discretion of contractholders. As of December 31, 2017, contractholder funds totaling $471.9 million were not subject to discretionary withdrawal, $709.5 million were subject to discretionary withdrawal with adjustments, and $1.69 billion were subject to discretionary withdrawal without adjustments. Of the contractholder funds subject to discretionary withdrawal with adjustments, $206.9 million had a contractual surrender charge of less than 5% of the account balance.

Certain remote events and circumstances could constrain our or the Corporation’s liquidity. Those events and circumstances include, for example, a catastrophe resulting in extraordinary losses, a downgrade in the Corporation’s senior long-term debt ratings to non-investment grade status, a downgrade in AIC’s financial strength ratings, or a downgrade in our financial strength ratings. The rating agencies also consider the interdependence of the Corporation’s individually rated entities; therefore, a rating change in one entity could potentially affect the ratings of other related entities.

Cash flows As reflected in our Statements of Cash Flows, higher cash provided by operating activities in 2017 compared to 2016 was primarily due to higher premiums and higher net investment income. Higher cash provided by operating activities in 2016 compared to 2015 was primarily due to lower tax payments, partially offset by lower net investment income.

Lower cash provided by investing activities in 2017 compared to 2016 was the result of lower cash used in financing activities due to lower contractholder fund disbursements. Lower cash provided by investing activities in 2016 compared to 2015 was the result of less cash used in financing activities primarily due to decreased payments for contractholder fund disbursements.

Lower cash used in financing activities in 2017 compared to 2016 was primarily due to decreased payments for contractholder benefits and withdrawals on fixed annuities. Lower cash used in financing activities in 2016 compared to 2015 was primarily due to decreased payments for contractholder benefits and withdrawals on fixed annuities.

Contractual obligations and commitments Our contractual obligations as of December 31, 2017 and the payments due by period are shown in the following table.

($ in thousands)	Total	Less than 1 year	1 to 3 years	Over 3 years to 5 years	Over 5 years
Liabilities for collateral(1)	$59,067	$59,067	$—	$—	$—
Contractholder funds(2)	4,768,803	359,693	607,280	537,752	3,264,078
Reserve for life-contingent contract benefits(2)	7,950,365	157,392	314,644	310,860	7,167,469
Payable to affiliates, net	4,944	4,944	—	—	—
Reinsurance payable to parent	134	134	—	—	—
Other liabilities and accrued expenses(3)(4)	28,657	25,706	1,915	625	411

Total contractual cash obligations	$12,811,970	$606,936	$923,839	$849,237	$10,431,958

(1)

Liabilities for collateral are typically fully secured with cash or short-term investments. We manage our short-term liquidity position to ensure the availability of a sufficient amount of liquid assets to extinguish short-term liabilities as they come due in the normal course of business, including utilizing potential sources of liquidity as disclosed previously.

(2)

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life and fixed annuities, including immediate annuities without life contingencies. The reserve for life-contingent contract benefits relates primarily to traditional life insurance, immediate annuities with life contingencies and voluntary accident and health insurance. These amounts reflect the present value of estimated cash payments to be made to contractholders and policyholders. Certain of these contracts, such as immediate annuities without life contingencies, involve payment obligations where the amount and timing of the payment are essentially fixed and determinable. These amounts relate to (i) policies or contracts where we are currently making payments and will continue to do so and (ii) contracts where the timing of a portion or all of the payments has been determined by the contract. Other contracts, such as interest-sensitive life, fixed deferred annuities, traditional life insurance and voluntary accident and health insurance, involve payment obligations where a portion or all of the amount and timing of future payments is uncertain. For these contracts, we are not currently making payments and will not make payments until (i) the occurrence of an insurable event such as death or illness or (ii) the occurrence of a payment triggering event such as the surrender or partial withdrawal on a policy or deposit contract, which is outside of our control. For immediate annuities with life contingencies, the amount of future payments is uncertain since payments will continue as long as the annuitant lives. We have estimated the timing of payments related to these contracts based on historical experience and our expectation of future payment patterns. Uncertainties relating to these liabilities include mortality, morbidity, expenses, customer lapse and withdrawal activity, estimated additional deposits for interest-sensitive life contracts, and renewal premium for life policies, which may significantly impact both the timing and amount of future payments. Such cash outflows reflect adjustments for the estimated timing of mortality, retirement, and other appropriate factors, but are undiscounted with respect to interest. As a result, the sum of the cash outflows shown for all years in the table exceeds the corresponding liabilities of $2.87 billion for contractholder funds and $2.35 billion for reserve for life-contingent contract benefits as included in the Statements of Financial Position as of December 31, 2017. The liability amount in the Statements of Financial Position reflects the discounting for interest as well as adjustments for the timing of other factors as described above.
(3)	Other liabilities primarily include accrued expenses, claim payments and other checks outstanding.
(4)

Balance sheet liabilities not included in the table above include gross deferred tax liabilities of $153.8 million and unearned and advance premiums of $2.6 million. These items were excluded as they do not meet the definition of a contractual liability as we are not contractually obligated to pay these amounts to third parties. Rather, they represent an accounting mechanism that allows us to present our financial statements on an accrual basis. In addition, other liabilities of $1.3 million were not included in the table above because they did not represent a contractual obligation or the amount and timing of their eventual payment was sufficiently uncertain.

Our contractual commitments as of December 31, 2017 and the periods in which the commitments expire are shown in the following table.

($ in thousands)	Total	Less than 1 year	1 to 3 years	Over 3 years to 5 years	Over 5 years
Other commitments — conditional	$—	$—	$—	$—	$—
Other commitments — unconditional	174,595	14,110	8,369	32,240	119,876

Total commitments	$174,595	$14,110	$8,369	$32,240	$119,876

Contractual commitments represent investment commitments such as limited partnership interests and private placements. Limited partnership interests are typically funded over the commitment period which is shorter than the contractual expiration date of the partnership and as a result, the actual timing of the funding may vary.

For a more detailed discussion of our off-balance sheet arrangements, see Note 7 of the financial statements.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates, presented in the order they appear in the Statements of Financial Position, include those used in determining:

•	Fair value of financial assets
•	Impairment of fixed income and equity securities
•	Deferred policy acquisition costs amortization
•	Reserve for life-contingent contract benefits estimation

In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our business and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a more detailed summary of our significant accounting policies, see the notes to the financial statements.

Fair value of financial assets Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We use independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual fixed income and other securities for which a fair value has been requested under the terms of our agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. For certain equity securities, valuation service providers provide market quotations for completed transactions on the measurement date. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

The fair value of certain financial assets, including privately placed corporate fixed income securities and free-standing derivatives, for which our valuation service providers or brokers do not provide fair value determinations, is developed using valuation methods and models widely accepted in the financial services industry. Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities or instruments, published credit spreads, and other applicable market data as well as instrument-specific characteristics that include, but are not limited to, coupon rates, expected cash flows, sector of the issuer, and call provisions. Because judgment is required in developing the fair values of these financial assets, they may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets’ fair values.

For most of our financial assets measured at fair value, all significant inputs are based on or corroborated by market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on or corroborated by market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

We gain assurance that our financial assets are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, our processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, we assess the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. We perform procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, we may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal model. As of December 31, 2017 and 2016, we did not adjust fair values provided by our valuation service providers or brokers or substitute them with an internal model for such securities.

The following table identifies fixed income and equity securities and short-term investments as of December 31, 2017 by source of fair value determination.

($ in thousands)	Fair value	Percent to total
Fair value based on internal sources	$667,791	12.8%
Fair value based on external sources(1)	4,533,254	87.2

Total	$5,201,045	100.0%

(1)	Includes $94.0 million that are valued using broker quotes.

For additional detail on fair value measurements, see Note 6 of the financial statements.

Impairment of fixed income and equity securities For investments classified as available for sale, the difference between fair value and amortized cost for fixed income securities and cost for equity securities, net of certain other items and deferred income taxes (as disclosed in Note 5), is reported as a component of accumulated other comprehensive income (“AOCI”) on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

There are a number of assumptions and estimates inherent in evaluating impairments of equity securities and determining if they are other than temporary, including: 1) our ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 3) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 4) the length of time and extent to which the fair value has been less than cost.

Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income or equity security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecast or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer’s ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in management’s decision to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis of a fixed income security or causes a change in our ability or intent to hold an equity security until it recovers in value. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder’s equity, since our securities are designated as available for sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes and related DAC, deferred sales inducement costs and reserves for life-contingent contract benefits, would already be reflected as a component of AOCI in shareholder’s equity.

The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluations of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts recognized and presented within the financial statements.

For additional detail on investment impairments, see Note 5 of the financial statements.

Deferred policy acquisition costs amortization We incur significant costs in connection with acquiring insurance policies. In accordance with GAAP, costs that are related directly to the successful acquisition of new or renewal insurance policies are deferred and recorded as an asset on the Statements of Financial Position.

DAC related to traditional life and voluntary accident and health insurance is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Significant assumptions relating to estimated premiums, investment returns, as well as mortality, persistency and expenses to administer the business are established at the time the policy is issued and are generally not revised during the life of the policy. The assumptions for determining the timing and amount of DAC amortization are consistent with the assumptions used to calculate the reserve for life-contingent contract benefits. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximate the estimated lives of the policies. The recovery of DAC is dependent upon the future profitability of the business. We periodically review the adequacy of reserves and recoverability of DAC for these policies using actual experience and current assumptions. Prior to fourth quarter 2017, we evaluated our traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. In the event actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and a premium deficiency reserve may be required if the remaining DAC balance is insufficient to absorb the deficiency. In 2017, 2016 and 2015, our reviews concluded that no premium deficiency adjustments were necessary. For additional detail on reserve adequacy, see the Reserve for life-contingent contract benefits estimation section.

DAC related to interest-sensitive life insurance is amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP.

AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits (benefit margin); investment income and realized capital gains and losses less interest credited (investment margin); and surrender and other contract charges less maintenance expenses (expense margin). The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges, and these assumptions are reasonably likely to have the greatest impact on the amount of DAC amortization. Changes in these assumptions can be offsetting and we are unable to reasonably predict their future movements or offsetting impacts over time.

Each reporting period, DAC amortization is recognized in proportion to AGP for that period adjusted for interest on the prior period DAC balance. This amortization process includes an assessment of AGP compared to EGP, the actual amount of business remaining in force and realized capital gains and losses on investments supporting the product liability. The impact of realized capital gains and losses on amortization of DAC depends upon which product liability is supported by the assets that give rise to the gain or loss. If the AGP is greater than EGP in the period, but the total EGP is unchanged, the amount of DAC amortization will generally increase, resulting in a current period decrease to earnings. The opposite result generally occurs when the AGP is less than the EGP in the period, but the total EGP is unchanged. However, when DAC amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable based on facts and circumstances. For products whose supporting investments are exposed to capital losses in excess of our expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC amortization may be modified to exclude the excess capital losses.

Annually, we review and update the assumptions underlying the projections of EGP, including mortality, persistency, expenses, investment returns, comprising investment income and realized capital gains and losses, interest crediting rates and the effect of any hedges, using our experience and industry experience. At each reporting period, we assess whether any revisions to assumptions used to determine DAC amortization are required. These reviews and updates may result in amortization acceleration or deceleration, which are referred to as “DAC unlocking”. If the update of assumptions causes total EGP to increase, the rate of DAC amortization will generally decrease, resulting in a current period increase to earnings. A decrease to earnings generally occurs when the assumption update causes the total EGP to decrease.

The following table provides the effect on DAC amortization of changes in assumptions relating to the gross profit components of investment margin, benefit margin and expense margin during the years ended December 31.

($ in thousands)	2017	2016	2015
Investment margin	$768	$1,093	$240
Benefit margin	(2,342)	(223)	(695)
Expense margin	(353)	(405)	(186)

Net (deceleration) acceleration	$(1,927)	$465	$(641)

In 2017, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to continued low interest rates and lower projected investment returns. The deceleration related to benefit margin primarily related to interest-sensitive life insurance and was due to a decrease in projected mortality. The expense margin deceleration related primarily to interest-sensitive life insurance and was due to a decrease in projected expenses.

In 2016, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to decreased projected investment margins. The deceleration related to benefit margin primarily related to interest-sensitive life insurance and was due to a decrease in projected mortality. The expense margin deceleration related primarily to variable life insurance and was due to a decrease in projected expenses.

In 2015, DAC amortization acceleration for changes in the investment margin component of EGP related to interest-sensitive life insurance and was due to lower projected investment returns. The deceleration related to benefit margin primarily related to interest-sensitive life insurance and was due to a decrease in projected mortality. The deceleration related to expense margin primarily related to interest-sensitive life insurance and was due to a decrease in projected expenses.

The following table displays the sensitivity of reasonably likely changes in assumptions included in the gross profit components of investment margin or benefit margin to amortization of the DAC balance as of December 31, 2017.

($ in thousands)	Increase/(reduction)
Increase in future investment margins of 25 basis points	$4,527
Decrease in future investment margins of 25 basis points	$(4,924)
Decrease in future life mortality by 1%	$1,113
Increase in future life mortality by 1%	$(1,135)

Any potential changes in assumptions discussed above are measured without consideration of correlation among assumptions. Therefore, it would be inappropriate to add them together in an attempt to estimate overall variability in amortization.

For additional detail related to DAC, see the Operations section of this document.

Reserve for life-contingent contract benefits estimation Due to the long term nature of traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, benefits are payable over many years; accordingly, the reserves are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses are used when establishing the reserve for life-contingent contract benefits payable under these insurance policies. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. Future investment yield assumptions are determined based upon prevailing investment yields as well as estimated reinvestment yields. Mortality, morbidity and policy termination assumptions are based on our experience and industry experience. Expense assumptions include the estimated effects of inflation and expenses to be incurred beyond the premium-paying period. These assumptions are established at the time the policy is issued, are consistent with assumptions for determining DAC amortization for these policies, and are generally not changed during the policy coverage period. However, if actual experience emerges in a manner that is significantly adverse relative to the original assumptions, adjustments to DAC or reserves may be required resulting in a charge to earnings which could have a material effect on our operating results and financial condition.

We periodically review the adequacy of reserves and recoverability of DAC for these policies using actual experience and current assumptions. In the event actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance must be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.

Prior to fourth quarter 2017, we evaluated our traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. In 2017, 2016 and 2015, our reviews concluded that no premium deficiency adjustments were necessary. As of December 31, 2017, traditional life insurance has a substantial sufficiency. As of December 31, 2017, there is marginal sufficiency in the evaluation of immediate annuities with life contingencies. Sufficiency has been adversely impacted primarily due to sub-standard structured settlement mortality expectations. The sufficiency represents approximately 90% and 1% of applicable reserves as of December 31, 2017 for life and annuity products, respectively. Additional reserves may be required in future periods if the evaluation results in a premium deficiency.

In 2016, we completed a mortality study for our structured settlement annuities with life contingencies. The study indicated that annuitants are living longer and receiving benefits for a longer period than originally estimated due to medical advances and access to medical care. The results of the study were included in the premium deficiency and profits followed by losses evaluations as of December 31, 2016, and no adjustments were recognized.

In 2016, there was a favorable change in the long-term investment yield assumptions due to investment strategy changes to increase performance-based investments and equity securities. The favorable impact of higher long-term investment yield assumptions more than offset the impact of unfavorable mortality assumptions.

The following table displays the sensitivity of changes in the future investment yield assumption included in the annuity premium deficiency evaluation to the sufficiency balance as of December 31, 2017.

($ in thousands)	Increase/(reduction) in sufficiency	Change in sufficiency as a percentage of applicable reserves
Increase in future investment margins of 25 basis points	$55,250	3%
Decrease in future investment margins of 25 basis points	$(58,587)	(3)%

We also review these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. In 2017, 2016 and 2015, our reviews concluded that there were no projected losses following projected profits in each long-term projection.

We will continue to monitor the experience of our traditional life insurance and immediate annuities. We anticipate that mortality, investment and reinvestment yields, and policy terminations are the factors that would be most likely to require premium deficiency adjustments to these reserves or related DAC. Mortality rates and investment and reinvestment yields are the factors that would be most likely to require a profits followed by losses liability accrual.

For further detail on the reserve for life-contingent contract benefits, see Note 8 of the financial statements.

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 11 of the financial statements.

PENDING ACCOUNTING STANDARDS

There are pending accounting standards that we have not implemented because the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(i).	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 11(j).	Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

Item 11(k).	Directors, Executive Officers, Promoters and Control Persons.

Identification of Directors and Executive Officers

Directors are elected at each annual meeting of shareholders for a term of one year. The biographies of each of the directors and executive officers below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director or executive officer should serve as such for Allstate Life of New York.

Maureen A. Buckley, 57, became a director in March 2016. She has significant executive experience in the insurance industry having served in various leadership roles for over thirty years and is currently the Chief Operating Officer and Operations Director of Mirkovic Teal Group, an advisory practice of Ameriprise Financial Services, Inc. Ms. Buckley served as Chairman, President and Chief Executive Officer of RiverSource Life Insurance Company of New York, a subsidiary of Ameriprise Financial Services, Inc. She has extensive experience in providing executive, fiscal, strategic and operational leadership and possesses a thorough understanding of New York State insurance regulations, regulatory compliance, legal entity operations, and government relations. Ms. Buckley is also a former board member of Life Insurance Council of New York (LICONY).

John E. Dugenske, 52, has been an Executive Vice President and Chief Investment and Corporate Strategy Officer since March 2017. He is a director, Executive Vice President and Chief Investment and Corporate Strategy Officer of Allstate Life Insurance Company and Allstate Insurance Company, each a parent company of Allstate Life of New York. Mr. Dugenske is responsible for overseeing Allstate’s $83 billion investment portfolio. Prior to joining Allstate, Mr. Dugenske served as the group managing director and global head of Fixed Income at UBS Global Asset Management, where he oversaw more than $200 billion in assets. He was also a member of the UBS Asset Management Executive Committee. Prior to UBS, he held leadership positions at Lehman Brothers and held research and portfolio management roles at Deutsche Asset Management and NISA Investment Advisors, LLC.

Angela K. Fontana, 49, has been a director, Vice President, General Counsel and Secretary since December 2012. Ms. Fontana is also a director, Vice President, General Counsel and Secretary of Allstate Life Insurance Company and a Vice President, Assistant General Counsel and Assistant Secretary of Allstate Insurance Company, each a parent company of Allstate Life of New York. Since joining Allstate in 1995, Ms. Fontana has progressed through various positions. Ms. Fontana previously served as Chief Compliance Officer to Allstate Life of New York and Allstate Life Insurance Company. In addition, she has held positions supporting the Allstate Protection and Allstate Financial business units, as well as the Midwest Region. Ms. Fontana has a deep understanding of insurance business generally and has extensive experience in regulatory compliance and government relations. In addition, Ms. Fontana has extensive knowledge regarding Allstate Life of New York’s business, including its products, distribution channels, and customers. Ms. Fontana serves as a member of the Board of Governors of the Association of Life Insurance Counsel (ALIC) and as a member of the Board of Trustees for Kohl Children’s Museum of Greater Chicago.

Mary Jane Fortin, 53, has been a director, President and Chief Executive Officer since October 2015 and became Chairman of the Board in March 2017. Ms. Fortin is also a director and President of Allstate Life Insurance Company and a director and President, Allstate Financial, of Allstate Insurance Company, each a parent company of Allstate Life of New York. She leads the go-to-market strategy and execution for Allstate’s life and retirement business, and is responsible for integrating the life and retirement businesses into Allstate Personal Lines. Ms. Fortin also oversees Allstate Benefits, a leading provider of voluntary benefits solutions. Prior to joining Allstate in 2015, Ms. Fortin served as Executive Vice President and Chief Financial Officer for American International Group (AIG) Consumer Insurance which includes AIG’s global life, retirement and personal lines businesses. She has also served as President and Chief Executive Officer of American General, AIG’s group of domestic life insurance companies. Before joining AIG in 2006, Ms. Fortin held various leadership roles at The Hartford, including senior vice president of mutual funds and 529 programs. She currently serves on the board of directors of the American Council of Life Insurers (ACLI), a Washington-based trade association with approximately 300 member companies operating in the United States and abroad. Her work with ACLI includes serving on the organization’s CEO Steering Committee on Consumer Issues as well as the CEO Steering Committee on Prudential Issues. Ms. Fortin has extensive experience leading major insurance companies and a deep business and financial services background.

John R. Hurley, 67, became a director in March 2016. Mr. Hurley has decades of experience advising senior management of life and health insurance companies on critical government relations and legal issues and strategic and operational matters in the insurance industry. Mr. Hurley is Vice President at Park Strategies, LLC, where he is a consultant and lobbyist concentrating on legislative and regulatory matters affecting the life insurance industry and related businesses. Mr. Hurley also served as Vice President of Government Relations and Law at Guardian Life Insurance Company of America. He also served on various insurance industry association boards and held various leadership roles, including as chair of ACLI State Legislative Advisory Group and chair of the Legislative Committee of LICONY. He is a member of ALIC and admitted to practice law in New York State and the United States Courts of the Southern and Eastern Districts of New York.

Mario Imbarrato, 45, became a director, Vice President and Chief Financial Officer in March 2015. He is also a director, Vice President and Chief Financial Officer of Allstate Life Insurance Company and a Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. Mr. Imbarrato has extensive experience in financial and capital management, reinsurance management, asset and liability management, actuarial analysis, and risk management. Since joining Allstate in 1993, Mr. Imbarrato has held various leadership roles, including leading the planning, financial analysis, expense management, reinsurance, capital planning, strategic operations and financial actuarial teams. Mr. Imbarrato is a Fellow of the Society of Actuaries, a Member of the American Academy of Actuaries, and a Chartered Financial Analyst (CFA) charterholder.

Samuel H. Pilch, 71, became a director in December 2010. Mr. Pilch has been a Senior Group Vice President since March 2011. Mr. Pilch is also a director and Senior Group Vice President of Allstate Life Insurance Company and a Senior Group Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. In his roles, Mr. Pilch is responsible for the Specialty Operations division for Allstate, which includes discontinued property liability operations and property liability reinsurance, guaranty funds and residual markets administration including Michigan Catastrophic Claims Association claims reinsurance. Before joining Allstate in 1995, Mr. Pilch was Chief Operating Officer, Managed Care at the Travelers Insurance Company in Hartford, Connecticut, where he also held the positions of Financial Officer of Insurance Operations and Corporate Treasurer. Prior to Travelers, Mr. Pilch was an officer in Aetna Life & Casualty’s life insurance business, also in Hartford. He is also a member of the Connecticut Society of CPAs. Mr. Pilch has a deep knowledge of the insurance industry as well as extensive experience with insurance company accounting.

John R. Raben, Jr., 72, has served as a director since 1988. Mr. Raben has extensive experience in the financial services industry. Mr. Raben retired as Managing Director of JP Morgan Chase in 2008, where he worked with the commercial and investment banking groups. Prior to that, he was Managing Director of Banc One Securities. Mr. Raben is active in various local organizations. He is a former Chairman of both the Greenwich Emergency Medical Service Board of Directors and the Greenwich Republican Town Committee, and he is currently a member of the Executive Committee of the Greenwich Emergency Medical Service Board of Directors. In addition, Mr. Raben is Treasurer and Board Member of the Cornelia Cogswell Rossi Foundation and a former Treasurer of the Yellowstone Park Foundation.

Theresa Resnick, 55, has been Appointed Actuary since October 2007 and became Vice President in September 2016. She is also Vice President and Appointed Actuary for Allstate Life Insurance Company and Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. Ms. Resnick is responsible for all aspects of GAAP, statutory and tax valuation in connection with the life, annuity and health liabilities of

Allstate’s life companies. Prior to joining Allstate in 2007, Ms. Resnick served as Assistant Vice President at Aon, where she developed and led the enterprise risk management process for the global organization. Ms. Resnick has deep knowledge of the insurance industry as well as extensive experience in life and health insurance company financial management.

P. John Rugel, 48, has been a Senior Vice President since December 2013 and became the Chief Administrative Officer in June 2016. He became a director in September 2016. Mr. Rugel is also a director and Senior Vice President of Allstate Life Insurance Company and a Senior Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. In this role, Mr. Rugel is responsible for leading the claims, annuity service, life compliance, underwriting, and risk management services areas and medical team. Prior to joining Allstate in 2011, Mr. Rugel served as the head of brokerage underwriting at MetLife, as well as in a variety of senior leadership positions at AIG. Mr. Rugel has extensive experience in the life insurance industry, and especially in underwriting operations. He is a Board Member of Young Chicago Authors, and a former Board Member of the Chicago Botanic Garden.

Brian P. Stricker, 57, has been a director and Senior Vice President since September 2017. He is also a director and Senior Vice President of Allstate Life Insurance Company and a Senior Vice President of Allstate Insurance Company, each a parent company of Allstate Life of New York. Mr. Stricker is responsible for leading the conception, design, pricing, implementation and management of life insurance products. Prior to joining Allstate in 2017, Mr. Stricker served as Senior Vice President and Chief Development Officer at Baltimore Life Insurance Company, where he led all product development, acquisition and alliance-related growth initiatives, in addition to marketing and insurance services. Mr. Stricker is a Fellow of the Society of Actuaries and served on the board of the Y in central Maryland.

Steven P. Sorenson, 53, has been an Executive Vice President, Allstate Brand Operations, of Allstate Insurance Company, a parent company of Allstate Life of New York, since May 2017. He is responsible for Allstate’s customer contact and agency service centers and also leads procurement and the project management organization. Since joining Allstate in 2000, Mr. Sorenson has progressed through various leadership positions within the product and distribution organizations. He served as Executive Vice President of Distribution and later as Executive Vice President of Product Operations. Prior to joining Allstate in 2000, Mr. Sorenson was a general manager at Progressive Insurance Company with responsibility for several Midwestern states. He serves on the boards of the Foglia YMCA in Lake Zurich, Illinois as well as the YMCA of Metropolitan Chicago.

Item 11 (l).	Executive Compensation

Compensation Discussion and Analysis

Executive officers of Allstate Life of New York also serve as officers of other subsidiaries of Allstate and receive no compensation directly from Allstate Life of New York. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive’s compensation allocated to Allstate Life of New York under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate, and certain affiliates, as amended effective January 1, 2009, to which Allstate Life of New York is a party (the “Service and Expense Agreement”). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported.

Named Executives

This Compensation Discussion and Analysis describes Allstate’s executive compensation program and specifically describes total 2017 compensation for the following named executives of Allstate Life of New York:

Mary Jane Fortin — Chairman of the Board, President and Chief Executive Officer (CEO)
Mario Imbarrato — Vice President and Chief Financial Officer (CFO)

Elements of 2017 Executive Compensation Program Design

The following table lists the elements of target direct compensation for Allstate’s 2017 executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Allstate’s incentives are designed to drive overall corporate performance, specific business unit strategies, and individual performance using measures that correlate to stockholder value and align with Allstate’s long-term strategic vision and operating priorities.

Type	Element and Delivery	Why Allstate Pays This Element	Key Characteristics	How Allstate Determines Amount
	Base Salary; Cash	Attract and retain executives with competitive level of cash compensation.	Reviewed annually and adjusted when appropriate.	• Amounts based on experience, job scope, market data, and individual performance.

	Annual Cash Incentive Awards; Cash	Motivate and reward executives for performance on key strategic, operational, and financial measures during the year.

A corporate-wide funding pool based on performance on four measures:

•  Performance Net
Income(1)

•  Total Premiums(1)

•  Net Investment Income(1)

•  Total Return(1)

Pool is then allocated based on individual performance.

• Individual awards are based on job scope, market data, pool funding, and individual performance.

	Restricted Stock Units (“RSUs”); Equity	Align the interests of executives with long-term stockholder value. Retain executive talent.	RSUs vest on the day before the third anniversary of the grant date.	• Awards based on job scope, market data, and individual performance.
	Performance Stock Awards (“PSAs”); Equity	Motivate and reward executives for performance on key long-term measures. Align the interests of executives with long-term stockholder value. Retain executive talent.	PSAs vest on the day before the third anniversary of the grant date.

•   Awards based on job scope, market data, and individual performance.

•   Actual amounts of PSAs vesting based on performance on three-year Performance Net Income Return on Equity(1) and Earned Book Value(1) with a requirement of positive Net Income for any payout above target.

	Stock Options; Equity	Align the interests of executives with long-term stockholder value. Retain executive talent.

Non-qualified stock options to purchase shares at the market price when awarded. Vest ratably over three years.

Expire in ten years or in the event of retirement, the earlier of five years or normal expiration.

• Awards granted based on job scope, market data, and individual performance.
(1)	For a description of how these measures are determined, see the Performance Measures for 2017 section.

Incentive Design and Goal Setting

SALARY

•

Ms. Fortin’s salary is set by the Compensation and Succession Committee (the “Committee”) of the Allstate Board of Directors (the “Allstate Board”), and Mr. Imbarrato’s salary is set by Allstate management. In setting executive salary levels, Allstate uses the 50th percentile of total target direct compensation of its peer companies as a guideline for Ms. Fortin and the 50th percentile of total target direct compensation of insurance and general industry data as a guideline for Mr. Imbarrato, which supports Allstate’s ability to compete effectively for and to retain executive talent. Annual merit increases for named executives are based on evaluations of their performance, using the enterprise-wide merit increase budget as a guideline.

ANNUAL CASH INCENTIVE AWARDS

•

The Committee sets performance measure goals based on Allstate’s operating plan. Target performance is equal to the operating plan. Threshold and maximum measures are based on a range of sensitivities relative to the operating plan. To further test the appropriateness of the ranges, the Committee’s independent consultant provides advice based on peer performance, market expectations and industry trends. Allstate’s chief risk officer reviews the performance measures and ranges to ensure they are consistent with Allstate’s risk and return principles.

•

Actual performance on the performance measures determines the overall funding level of the corporate pool and the aggregate total award budget for eligible employees. In 2017, the pool was funded based on the collective results of four measures: Performance Net Income, Total Premiums, Net Investment Income, and Total Return. Funding for each measure is equal to 0% below threshold, 50% at threshold, 100% at target and 200% at maximum, and results between threshold, target and maximum are subject to interpolation.

•

In the event of a net loss, the corporate pool funding is reduced by 50% of actual performance for Allstate senior executives. For example, if performance measures ordinarily would fund the corporate pool at 60% and there was a net loss, then the corporate pool would be funded at 30% for Allstate senior executives. This mechanism ensures alignment of pay and performance in the event of a natural catastrophe or extreme financial market conditions.

•

Target annual incentive percentages for Allstate senior executives are based on market data pay levels of peer companies and Allstate’s benchmark target for total direct compensation at the 50th percentile.

•	Individual awards are based on job scope, market data, pool funding, and individual performance.

•	Allstate paid the 2017 cash incentive awards in March 2018. The following table shows how the corporate pool was funded and distributed to the named executives:

Formulaic Calculation of Corporate Funding Pool	Annual Corporate Pool Distribution

Actual performance is determined after the end of the performance period. The pool available for distribution is calculated in accordance with a formula based on four performance measures.

Performance Net Income (aligns with Allstate stockholders’ expectations of current performance) (43%)(1)

Total Premiums (captures growth and competitive position of the businesses) (43%)(1)

Net Investment Income (reflects a significant component of profitability) (10%)(1)

Total Return (captures all investment results for the business) (4%)(1)

1.   The Committee approves corporate pool based on review of actual performance in comparison to goals

2.   Allstate’s CEO allocates corporate pool between Market Facing Businesses and Areas of Responsibility based on relative performance against annual operating goals, for participants other than Allstate senior executives

•        In 2017, Allstate’s CEO did not exercise discretion in allocating pool funding between the Market Facing Businesses or Areas of Responsibility

3.   The Committee reviews and approves Allstate CEO’s recommendations for Allstate executive officers based on individual performance

4.   Individual awards for other employees are determined by senior leaders of Market Facing Businesses and Areas of Responsibility and are subject to approval by Allstate’s CEO – Allstate senior leaders are tasked to ensure high-performing participants earn awards (as a percent of funding) that are at least 2.0 times the awards earned by lower-performing participants for the annual incentive plan. The same level of discretion is targeted for equity components of compensation

(1)

The Committee has discretion to determine the amount of the award paid from the corporate pool to Ms. Fortin. For treatment of catastrophe losses and performance-based long-term income in the funding calculation, see discussion of performance measures in the Performance Measures for 2017 section.

PERFORMANCE STOCK AWARDS (PSAs), RESTRICTED STOCK UNITS (RSUs), AND STOCK OPTIONS

•

Allstate grants equity awards annually to executives consistent with market practice and its philosophy that a significant amount of compensation should be in the form of equity. Additionally, from time to time, equity awards are granted to attract new executives and to retain existing executives.

•

In 2017, the mix of equity incentives for Ms. Fortin was 60% PSAs and 40% stock options. Allstate believes both PSAs and stock options are forms of performance-based incentive compensation because PSAs are earned based on achieving established performance goals and stock options require stock price appreciation to deliver value to an executive. The PSAs vest based on results for Performance Net Income ROE (70%) and Earned Book Value (30%) over the three-year measurement period. The actual number of PSAs vesting is between 0% to 200% of target number of PSAs granted.

•	In 2017, the mix of equity incentives for Mr. Imbarrato was 60% RSUs and 40% stock options.

•	The Committee selected Performance Net Income ROE as a performance measure because it:

•	Measures performance in a way that is tracked and understood by investors.

•	Captures both income and balance sheet impacts, including capital management actions.

•	Provides a useful gauge of overall performance while limiting the effects of factors management cannot influence, such as extreme weather conditions.

•	Correlates to changes in long-term stockholder value.

•	Earned Book Value was selected to create greater alignment with the increase in performance-based assets in the investment portfolio.

•

Both measures are further described in the Performance Measures for 2017 section. For both measures, the Committee considered historical and expected performance, market expectations and industry trends when approving the range of performance.

•

For PSA awards granted in 2015, the number of PSAs that vested depended on the three-year Average Performance Net Income ROE. Performance Net Income ROE for 2015 is defined in the Performance Measures for 2017 section.

•

For all PSA awards, Performance Net Income and Earned Book Value include a minimum or maximum amount of after-tax catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively, which serves to decrease volatility and stabilize the measure.

•

The Committee requires positive net income in order for Allstate executives to earn PSAs based on Performance Net Income ROE above target. If Allstate has a net loss in a measurement period, the number of PSAs vested would not exceed target, regardless of the Performance Net Income ROE. This positive Net Income hurdle is included to prevent misalignment between Allstate reported net income and the PSAs vested based on the Performance Net Income ROE result. This situation could occur if, for example, catastrophe losses or capital losses that are not included in Performance Net Income ROE caused Allstate to report a net loss for the period.

•

At the end of each measurement period, the Committee certifies the level of Allstate’s Performance Net Income ROE and Earned Book Value achievement. PSAs will vest following the end of the three-year performance cycle if the performance conditions are met, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change in control).

For the 2018-2020 award, the Average Performance Net Income ROE and Earned Book Value measures are calculated, respectively, as follows:

(1)	Performance Net Income for the 2018-2020 PSA award is defined in the Performance Measures for 2017 section.
(2)	Adjusted Common Shareholders’ Equity for the 2018-2020 PSA award is defined in the Performance Measures for 2017 section.
(3)	Earned Book Value is defined in the Performance Measures for 2017 section.

2018-2020 Performance Stock Award Range of Performance

	Performance Measures
	Threshold	Target	Maximum
Average Performance Net Income ROE (70%)(1)	7.0%	13.5%	15.0%
Earned Book Value (Compound Annual Growth) (30%)	7.0%	12.5%	14.0%
Payout	0%	100%	200%

(1)	Subject to positive Net Income hurdle

EQUITY OWNERSHIP REQUIREMENTS

Instituted in 1996, stock ownership guidelines require certain Allstate executives to own Allstate common stock worth a multiple of base salary to link management and stockholders’ interests. The following chart shows the salary multiple guidelines and the equity holdings that count toward the requirement. The current stock ownership guidelines apply to 94 Allstate senior executives and other officers as of December 31, 2017, and require these executives to hold 75% of net shares received as a result of equity compensation awards until their salary multiple guidelines are met.

Stock Ownership as Multiple of Base Salary as of December 31, 2017

Named Executive	Guideline	Status
Ms. Fortin	3x salary	Meets Guideline
Mr. Imbarrato	N/A	N/A

What Counts Toward the Guideline
• Allstate shares owned personally and beneficially
• Shares held in the Allstate 401(k) Savings Plan
• Unvested restricted stock units

What Does Not Count Toward the Guideline
• Unexercised stock options
• Unvested performance stock awards

Retention Requirements

Allstate no longer utilizes additional equity holding requirements for any equity awards outstanding. Allstate previously required, regardless of stock ownership level, senior executives to retain 75% of net shares received as a result of equity compensation awards for one year. After benchmarking peers and reviewing leading practices, Allstate determined that the additional equity holding requirements are not aligned with the market, and are a minority practice.

Policies on Hedging and Pledging Securities

Allstate has a policy that prohibits all officers, directors, and employees from engaging in transactions in securities issued by Allstate or any of its subsidiaries that might be considered speculative or hedging, such as selling short or buying or selling options. Allstate also has a policy that prohibits Allstate senior executives and directors from pledging Allstate securities as collateral for a loan or holding such securities in a margin account, unless an exception is granted by Allstate’s chairman or the lead director of the Allstate Board.

Timing of Equity Awards and Grant Practices

Typically, the Committee approves grants of equity awards during a meeting in the first fiscal quarter. The timing allows the Committee to align awards with Allstate’s annual performance and business goals.

Throughout the year, the Committee may grant equity incentive awards to newly hired or promoted Allstate executives or to retain or recognize executives. In addition, the Allstate Board delegated to a committee, the equity award committee, the authority to grant equity awards to non-executive officers under certain circumstances. The grant date for any awards to newly hired or promoted employees or to recipients of special recognition equity awards was fixed as the third business day of the month following the later of the date of action by the respective committee or the date of hire or promotion or the date specified by the respective committee in granting a special recognition award.

PEER BENCHMARKING

Allstate monitors performance toward goals throughout the year and reviews the executive compensation program design and executive pay levels annually. As part of that evaluation, the Committee’s independent compensation consultant provided executive compensation data, information on current market practices, and alternatives to consider when determining compensation for certain Allstate executives. The Committee benchmarks executive compensation program design, executive pay, and performance against a group of peer companies that are publicly traded. Product mix, market segment, annual revenues, premiums, assets, and market value were considered when identifying peer companies. The Committee believes Allstate competes against these companies for executive talent, business and stockholder investment. The Committee reviews the composition of the peer group annually with the assistance of its independent compensation consultant. In 2017, the Committee made one change to the peer group. CNA Financial Corporation is now included in the peer group for 2017 compensation benchmarking. The following table reflects the peer group used for 2017 compensation benchmarking. No changes were made to the peer group for 2018.

Peer Companies(1)

					Total Shareholder Return (%)
Company Name	Revenue ($ in billions)	Market Cap ($ in billions)	Assets ($ in billions)	Premiums ($ in billions)	One Year	Three Years	Five Years
AFLAC Inc.	21.7	34.3	137.2	18.5	28.6	54.0	85.3
American International Group Inc.	49.5	53.6	498.3	34.3	-6.8	12.2	80.4
Chubb Limited	32.4	67.8	167.0	29.0	12.7	35.4	103.2
CNA Financial Corporation	9.5	14.4	56.6	7.0	35.3	68.8	149.9
The Hartford Financial Services Group Inc.	17.0	20.1	225.3	14.3	20.1	42.2	172.1
Manulife Financial Corporation	43.7	41.4	581.7	21.8	20.6	20.1	77.8
MetLife Inc.	62.1	52.8	719.9	44.5	8.3	14.5	96.2
The Progressive Corporation	26.8	32.8	38.7	25.7	60.6	121.1	201.6
Prudential Financial Inc.	59.7	48.6	831.9	37.4	13.4	37.9	144.1
The Travelers Companies Inc.	28.9	36.8	103.5	25.7	13.1	36.4	109.6
Allstate	38.5	37.1	112.4	34.7	43.3	56.8	183.7
Allstate Ranking Relative to Peers:
– Property and Casualty Insurance Products	3 of 8	4 of 8	5 of 8	2 of 8	2 of 8	3 of 8	2 of 8
– Life Insurance and Financial Products	4 of 7	4 of 7	7 of 7	3 of 7	1 of 7	1 of 7	1 of 7
– All Peer Companies	4 of 11	5 of 11	8 of 11	3 of 11	2 of 11	3 of 11	2 of 11

(1)	Information as of year-end 2017.

In its executive pay discussions, the Committee also reviewed compensation information for 19 general industry companies in the S&P 100 with fiscal year 2016 revenues between $16 billion and $56 billion. The Committee uses compensation surveys for certain executives that provide information on companies of similar size and business mix as Allstate, as well as companies with a broader market context.

The Committee uses the 50th percentile of Allstate’s peer group as a guideline in setting the target total direct compensation of Allstate’s senior executives. Within the guideline, the Committee balances the various elements of compensation based on individual experience, job scope and responsibilities, performance, and market practices. Ms. Fortin’s compensation is determined by the Committee in accordance with the foregoing practices.

With respect to Mr. Imbarrato, Allstate management considered compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Willis Towers Watson Diversified Insurance Survey (includes insurance companies with assets greater than $125 billion), the Willis Towers Watson General Industry Survey (includes companies with revenues greater than $20 billion), the Mercer Property & Casualty Insurance Compensation Survey (includes companies with direct written premiums greater than $6 billion), and the Frederic W. Cook General Industry Survey. The weight given to information obtained from these sources varied depending on the position being evaluated.

OTHER ELEMENTS OF COMPENSATION

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, Allstate offers the benefits listed in the following table.

Benefit or Perquisite	Allstate Senior Executives	Other Officers and Certain Managers	All Full-time and Regular Part-time Employees
401(k)(1) and defined benefit pension	•	•	•
Supplemental retirement benefit	•	•
Health and welfare benefits(2)	•	•	•
Supplemental long-term disability	•	•
Deferred compensation	•	•
Tax preparation and financial planning services(3)	•	•
Personal use of aircraft, ground transportation, and mobile devices(4)	•	•
Tickets to Allstate events(5)	•	•	•

(1)	Allstate contributed $0.80 for every dollar of matchable pre-tax or Roth 401(k) deposits made in 2017 (up to 5% of eligible pay).
(2)

Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance. For Allstate senior officers, Allstate offers an executive physical program.

(3)	All Allstate officers are eligible for tax preparation services. Financial planning services were provided only to Allstate senior executives.
(4)

In limited circumstances approved by Allstate’s CEO, Ms. Fortin is permitted to use Allstate’s corporate aircraft for personal purposes. Ground transportation is available to Ms. Fortin. Mobile devices are available to Allstate senior executives, other officers, and certain managers and employees depending on their job responsibilities.

(5)	Tickets to Allstate-sponsored events or the Allstate Arena are offered as recognition for service.

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate’s regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income based on an employee’s level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law limits (1) the amount of an individual’s compensation that can be used to calculate plan benefits and (2) the total amount of benefits payable to a plan participant on an annual basis. For certain employees, these limits may result in a lower benefit under the ARP than would have been payable otherwise. Therefore, the Supplemental Retirement Income Plan (SRIP) is used to provide ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits did not exist. Effective January 1, 2014, Allstate modified its defined benefit pension plans so that all eligible employees earn future pension benefits under a new cash balance formula.

Change in Control and Post-Termination Benefits

Consistent with Allstate’s compensation objectives, Allstate offers these benefits to attract, motivate, and retain executives. A change in control of Allstate could have a disruptive impact on both Allstate and its executives. Change in control benefits and post-termination benefits are designed to mitigate that impact and to maintain alignment between the interests of Allstate’s executives and Allstate’s stockholders.

Ms. Fortin is a participant in the change in control severance plan (the “CIC Plan”). Mr. Imbarrato is not a participant in the CIC Plan.

The following summarizes Allstate’s change in control benefits for participants:

•	The CIC Plan does not include excise tax gross ups or a lump sum cash pension enhancement.
•	For Allstate executive officers other than Allstate’s CEO, the amount of cash severance payable is two times the sum of base salary and target annual incentive.
•

In order to receive the cash severance benefits under Allstate’s CIC Plan, a participant must have been terminated (other than for cause, death, or disability) or the participant must have terminated employment for good reason (such as adverse changes in the terms or conditions of employment, including a material reduction in base compensation, a material change in authority, duties, or responsibilities, or a material change in job location) within two years following a change in control.

•

Long-term equity incentive awards vest on an accelerated basis due to a change in control only if the participant has been terminated (other than for cause, death, or disability) or the participant terminated employment for good reason (as defined above) within two years following a change in control.

The change in control and post-termination arrangements that are described in the Potential Payments as a Result of Termination or Change in Control section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

Clawback of Compensation

Awards made to Allstate’s executive officers after May 19, 2009, under short- and long-term incentive compensation plans, are subject to clawback in the event of certain financial restatements. Annual cash incentive and equity awards granted after May 19, 2009, are also subject to cancellation or recovery in certain circumstances if the recipient violates non-solicitation covenants. Equity awards granted after February 21, 2012, are subject to cancellation in certain circumstances if the recipient violates non-competition covenants.

EXECUTIVE COMPENSATION — EARNED AWARDS

Salary

The base salaries for Ms. Fortin and Mr. Imbarrato were adjusted in 2017. Allstate established a new base salary for each of Ms. Fortin and Mr. Imbarrato based on individual performance and in line with the enterprise-wide merit increase.

Annual Cash Incentive Awards

In 2017, Allstate’s total corporate pool was based on four measures: Performance Net Income, Total Premiums, Net Investment Income, and Total Return. The 2017 annual incentive plan targets for Net Investment Income and Total Return were both lower than actual 2016 performance to reflect the business and market conditions in the operating plan. Modest adjustments were made to the range between threshold and maximum for each of the performance measures in alignment with the operating plan and the probability of achieving the results.

The 2018 annual incentive plan targets are not included since those targets do not relate to 2017 pay, and because target performance is set at the 2018 operating plan, which is proprietary information.

For a description of how the 2017 measures are determined, see the Performance Measures for 2017 section. The ranges of performance and 2017 actual results are shown in the following table.

2017 Annual Cash Incentive Award Ranges of Performance

Measure	Threshold	Target	Maximum	Actual Results	%Target
Performance Net Income (in millions)	$1,400	$2,000	$2,600	$2,703	200
Total Premiums (in millions)	$34,125	$34,900	$35,275	$35,120	159
Net Investment Income (in millions)	$2,825	$3,000	$3,175	$3,188	200
Total Return	-1.5%	3.5%	6.5%	5.9%	180
Payout Percentages
Named Executives(1)	50%(2)	100%	200%		181.4

(1)	Payout percentages reflect contribution to incentive compensation pool. Actual awards are fully discretionary and vary depending on individual performance.
(2)	For Allstate senior executives including Ms. Fortin, actual performance below threshold results in a 0% payout.

PERFORMANCE STOCK AWARDS (PSAs)

For the last three PSA grants, the performance measures and levels of performance needed to earn the threshold, target and maximum number of PSAs, as well as actual results and payout percentages, are set forth in the table below. The total shareholder returns for Allstate and its peers are also shown.

Performance Stock Awards Ranges of Performance

		Target	Maximum	Actual Results	Payout Percentage	Total Shareholder Returns
Performance Cycle(1)	Threshold					Allstate	Peers
Vested Awards
2015-2017	6.0%	13.5%	14.5%	12.2%	82.7%	56.8%	40.0%

Outstanding Awards
2016-2018
- Performance Net Income ROE (70%)	6.0%	13.0%	14.0%	Two year results are above target for both measures(2)		74.1%	40.2%
- Earned Book Value (30%)	6.0%	12.0%	15.0%
2017-2019
- Performance Net Income ROE (70%)	6.0%	11.0%	13.0%	One year results are above target for both measures(2)		43.3%	19.1%
- Earned Book Value (30%)	6.0%	9.0%	11.0%

Payout Percentages	0%	100%	200%

	Subject to positive Net Income hurdle for Performance Net Income ROE

(1)	For the performance cycles prior to 2016, Average Performance Net Income ROE was the performance measure. In 2016, Earned Book Value was added as a second performance measure.
(2)	Payouts under the PSAs are based on performance over the three-year period, and actual results will not be known until the end of the performance period.

The following table shows the target number of PSAs granted to each of our named executives for the 2015-2017, 2016-2018, and 2017-2019 performance cycles.

Performance Cycle(1)

Named Executive	Target Number of PSAs for 2015-2017 Performance Cycle	Target Number of PSAs for 2016-2018 Performance Cycle	Target Number of PSAs for 2017-2019 Performance Cycle
Ms. Fortin	357	1,634	1,345
Mr. Imbarrato	N/A	N/A	N/A

(1)

The actual number of PSAs that will vest will vary from 0% to 200% of the target PSAs based on Average Performance Net Income ROE or Average Performance Net Income ROE and Earned Book Value for the measurement period. The number of PSAs that vest will be determined in 2018, 2019, and 2020, respectively.

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executives for all services rendered to Allstate Life of New York for the last three fiscal years, allocated to Allstate Life of New York in a manner consistent with the allocation of compensation under the Service and Expense Agreement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Mary Jane Fortin Chairman of the Board, President and Chief Executive Officer	2017	70,027	—	105,381	70,277	100,455	3,437	3,333	352,910

	2016	68,590	—	101,644	67,752	31,628	2,966	3,326	275,906

	2015	14,665	112,351(5)	363,773	19,375	0	0	1,249	511,413

Mario Imbarrato Vice President and Chief Financial Officer	2017	25,977	—	6,425	4,260	22,275	11,418	2,281	72,636

	2016	25,174	—	5,920	3,950	5,861	11,981	2,255	55,141

	2015	22,115	—	5,586	5,576	6,922	-3,335	2,047	38,911

(1)

The aggregate grant date fair value of PSAs and RSUs granted in 2017, 2016, and 2015 is computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC 718). The fair value of PSAs and RSUs is based on the final closing price of Allstate’s common stock on the grant date, which in part reflects the payment of expected future dividends. (See note 18 to Allstate’s audited financial statements for 2017.) This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The value of PSAs is based on the probable satisfaction of the performance conditions. The number of PSAs granted in 2017 to Ms. Fortin is provided in the Grants of Plan-Based Awards table. The value of the PSAs granted in 2017 at grant date share price if maximum corporate performance were to be achieved is as follows: Ms. Fortin $210,762.

(2)

The aggregate grant date fair value of option awards is computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the grant date using a binomial lattice model and the assumptions (see note 18 to Allstate’s audited financial statements for 2017) as set forth in the following table:

	2017	2016	2015
Weighted average expected term	6.1 years	5.0 years	6.5 years

Expected volatility	15.7-32.7%	16.0-34.3%	16.0-37.8%

Weighted average volatility	21.0%	24.3%	24.7%

Expected dividends	1.4-1.9%	1.9-2.1%	1.6-2.1%

Weighted average expected dividends	1.9%	2.1%	1.7%

Risk-free rate	0.5-2.5%	0.2-2.4%	0.0-2.4%

This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The number of options granted in 2017 to each named executive is provided in the Grants of Plan-Based Awards table.

(3)

Amounts reflect the aggregate increase or decrease in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2017, 2016, and 2015. These are benefits under the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since Allstate’s Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 17 to Allstate’s audited financial statements for 2017.)

The following table reflects the respective change in the actuarial value of the benefits provided to the named executives in 2017:

Name	ARP ($)	SRIP ($)
Ms. Fortin	996	2,441

Mr. Imbarrato	10,475	943

Interest rates and other assumptions can have a significant impact on the change in pension value from one year to another.

(4)	The following table describes the incremental cost of other benefits provided in 2017 that are included in the “All Other Compensation” column.

Name	401(k) Match(1) ($)	Other(2) ($)	Total All Other Compensation ($)
Ms. Fortin	1,173	2,160	3,333

Mr. Imbarrato	1,173	1,108	2,281

(1)

Each of the named executives participated in Allstate’s 401(k) plan during 2017. The amount shown is the amount allocated to their accounts as employer matching contributions. Ms. Fortin will not be vested in the employer matching contribution until she has completed three years of vesting service.

(2)

“Other” consists of personal benefits and perquisites related to mobile devices, tax preparation services, financial planning, ground transportation, executive physical related items and supplemental long-term disability coverage. There was no incremental cost for the use of mobile devices. Allstate provides supplemental long-term disability coverage to all regular full- and part-time employees who participate in the long-term disability plan and whose annual earnings exceed the level that produces the maximum monthly benefit provided by the long-term disability plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2017, and therefore, no incremental cost is reflected in the table. In limited circumstances approved by Allstate’s CEO, Ms. Fortin is permitted to use Allstate’s corporate aircraft for personal purposes. No incremental cost is attributable to Ms. Fortin for the use of Allstate’s corporate aircraft for personal purposes in 2017.

(5)

When Ms. Fortin joined Allstate in 2015, she was paid a bonus, $98,400 of which was allocated to Allstate Life of New York under the Service and Expense Agreement. In addition, because she was guaranteed an annual cash incentive award at target, the portion of that award allocated to Allstate Life of New York under the Service and Expense Agreement, $13,951, is treated as bonus.

Grants of Plan-Based Awards at Fiscal Year-end 2017

The following table provides information about awards granted to our named executives during fiscal year 2017 to the extent the expense was allocated to Allstate Life of New York under the Service and Expense Agreement.

Name	Grant Date	Plan Awards(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)				Stock Awards	Option Awards
Ms. Fortin	—	Annual cash incentive	31,525	63,049	126,098

	02/09/2017	PSAs				0	1,345	2,690				105,381

	02/09/2017	Stock options								4,850	78.35		70,277

Mr. Imbarrato	—	Annual cash incentive	4,549	9,097	18,194

	02/09/2017	RSUs							82			6,425

	02/09/2017	Stock options								294	78.35		4,260

(1)	Awards under the annual incentive plans and the 2013 Equity Incentive Plan. Ms. Fortin’s annual cash incentive is paid under the Annual Executive Incentive Plan.
(2)

The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is 50% of target, as the minimum amount payable (subject to individual performance) if threshold performance is achieved. For Ms. Fortin, if the threshold is not achieved, the payment to the named executives would be zero. Mr. Imbarrato is subject to the minimum funding formula if Allstate achieves positive reported operating income. The target amount is based upon achievement of the performance measures listed under the Earned Annual Cash Incentive Awards caption in the Executive Compensation – Earned Awards section. The maximum amount payable to Ms. Fortin is the lesser of a stockholder-approved maximum of $10 million under the Annual Executive Incentive Plan or 200% of target. For a description of the ranges of performance established by the Committee for the 2017 annual incentive, see the Annual Cash Incentive Awards section.

(3)

The amounts shown in these columns reflect the threshold, target, and maximum PSAs for the named executives who were awarded PSAs. The threshold amount for each named executive is 0% payout. The target and maximum amounts are based upon achievement of the performance measures listed under the Performance Stock Awards caption in the Executive Compensation –Earned Awards section.

(4)

The exercise price of each option is equal to the closing sale price on the New York Stock Exchange on the grant date or, if there was no such sale on the grant date, then on the last previous day on which there was a sale.

(5)

The aggregate grant date fair value of the PSAs and RSUs was $78.35 and stock option awards was $14.49, computed in accordance with FASB ASC 718 based on the probable satisfaction of the performance conditions. The assumptions used in the valuation are discussed in footnotes 1 and 2 to the Summary Compensation Table.

PERFORMANCE STOCK AWARDS (PSAs)

PSAs represent Allstate’s promise to transfer shares of common stock in the future if certain performance measures are met. For the awards granted in 2017, the actual number of PSAs that vest will vary from 0% to 200% of target PSAs based on Average Performance Net Income ROE (70%) and Earned Book Value (30%) results for a three-year measurement period. For a definition of how those measures are calculated, see the Performance Measures for 2017 section. Each PSA represents Allstate’s promise to transfer one fully vested share in the future for each PSA that vests. Vested PSAs will be converted into shares of Allstate common stock and dividend equivalents accrued on these shares will be paid in cash. No dividend equivalents will be paid prior to vesting. PSAs will vest following the end of the three-year performance cycle if the performance conditions are met, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change in control). PSAs were granted to Ms. Fortin.

RESTRICTED STOCK UNITS (RSUs)

Mr. Imbarrato received an award of RSUs in 2017. Each RSU represents Allstate’s promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit “vests”). Because RSUs are based on and payable in stock, they reinforce the alignment of interests of Allstate’s executives and Allstate’s stockholders. In addition, RSUs provide a retention incentive because they have a real, current value that is forfeited in most circumstances if an executive terminates employment before the RSUs vest. Under the terms of the RSU awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares. The RSUs granted to Mr. Imbarrato in 2017 vest on the day before the third anniversary of the grant date, except in certain change in control situations or under other special circumstances approved by the Committee. The RSUs granted to Mr. Imbarrato in 2017 include the right to receive previously accrued dividend equivalents payable in cash when the underlying RSU vests.

STOCK OPTIONS

Stock options represent an opportunity to buy shares of Allstate’s stock at a fixed exercise price at a future date. Allstate uses them to align the interests of its executives with long-term stockholder value, as the stock price must appreciate from the grant date for the executives to profit.

Under Allstate’s stockholder-approved equity incentive plan, the exercise price cannot be less than the closing price of a share on the grant date. Stock option repricing is not permitted. In other words, without an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the canceled award.

All stock option awards have been made in the form of non-qualified stock options. The options granted to the named executives beginning in 2014 become exercisable over three years. One-third of the stock options will become exercisable on the anniversary of the grant date for each of the three years. The change to the vesting schedule beginning in 2014 was made to reflect current market practice. For the vesting schedule for other option grants, see footnote 1 to the Outstanding Equity Awards at Fiscal Year-end 2017 table. All of the options expire ten years from the grant date, unless an earlier date has been approved by the Committee in connection with certain change in control situations or other special circumstances such as termination, death, or disability.

Outstanding Equity Awards at Fiscal Year-end 2017

The following table summarizes the outstanding equity awards of the named executives as of December 31, 2017, allocated in a manner consistent with the allocation of compensation expenses to Allstate Life of New York under the Service and Expense Agreement for 2017. The percentage of each equity award actually allocated to Allstate Life of New York has varied over the years, during which these awards were granted depending on the extent of services rendered by such executive to Allstate Life of New York and the arrangements in place at the time of such equity awards between Allstate Life of New York and the executive’s Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Allstate Life of New York by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive’s equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive’s compensation to Allstate Life of New York for 2017 under the Service and Expense Agreement.

	Option Awards(1)					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(4)
Ms. Fortin	10/05/2015	1,171	586	59.90	10/05/2025	10/05/2015	3,468(6)	363,134

	02/11/2016	1,856	3,712	62.32	02/11/2026	02/11/2016			3,268	342,192

	02/09/2017	0	4,850	78.35	02/09/2027	02/09/2017			2,690	281,670

Mr. Imbarrato	02/22/2010	201	0	31.41	02/22/2020

	02/22/2011	424	0	31.74	02/22/2021

	02/21/2012	364	0	31.56	02/21/2022

	12/03/2012	90	0	40.49	12/03/2022

	02/12/2013	354	0	45.61	02/12/2023

	02/18/2014	359	0	52.18	02/18/2024

	02/18/2015	263	131	70.71	02/18/2025	02/18/2015	87	9,110

	02/11/2016	108	217	62.32	02/11/2026	02/11/2016	95	9,947

	02/09/2017	0	294	78.35	02/09/2027	02/09/2017	82	8,586

(1)

The options granted in 2014 and after vest over three years: one-third will become exercisable on the anniversary of the grant date for each of the three years. The options granted in 2012 and 2013 vest over four years: 50% on the second anniversary date and 25% on each of the third and fourth anniversary dates. The other options vest in four installments of 25% on each of the first four anniversaries of the grant date. The exercise price of each option is equal to the closing price of Allstate’s common stock on the grant date. If there was no sale on the grant date, the closing price is calculated as of the last previous day on which there was a sale.

(2)	The aggregate value and aggregate number of exercisable and unexercisable in-the-money options as of December 31, 2017, for each of the named executives are as follows:

	Exercisable		Unexercisable
Name	Aggregate Number (#)	Aggregate Value ($)	Aggregate Number (#)	Aggregate Value ($)
Ms. Fortin	3,027	131,148	9,148	311,456

Mr. Imbarrato	2,163	131,379	642	21,402

(3)	The PSAs and RSUs vest in one installment on the day before the third anniversary of the grant date.

(4)	Amount is based on the closing price of Allstate’s common stock of $104.71 on December 29, 2017.
(5)

The PSAs vest in one installment on the day before the third anniversary of the grant date. The number of shares that ultimately vest may range from 0 to 200% of the target depending on actual performance during the three-year performance period. For a description of the PSA program and the performance measures used, see the Performance Stock Awards (PSAs), Restricted Stock Units (RSUs), and Stock Options caption in the Executive Compensation – Earned Awards section. The number of PSAs reflected in this column for the 2016 and 2017 awards is the number of shares that would vest if the maximum level of performance is achieved. Final payouts under the PSAs will not be known until the respective performance period is completed.

(6)

PSAs and RSUs granted upon hire. 295 shares listed above represent PSAs granted on October 5, 2015. 3,173 shares listed above represent half of her original RSU new hire award granted on October 5, 2015. The RSUs convert in four increments with one-fourth of the total shares converting on the anniversary of the grant date for the succeeding four years.

Option Exercises and Stock Vested During 2017

The following table summarizes the options exercised by the named executives during 2017 and the PSAs or RSUs that vested during 2017, allocated in a manner consistent with the allocation of compensation expenses to Allstate Life of New York under the Service and Expense Agreement for 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ms. Fortin	0	0	1,586	147,276

Mr. Imbarrato	205	13,118	109	8,732

Retirement Benefits

The following table provides information about the pension plans in which the eligible named executives participate. Each of the named executives participates in the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Pension expense for each named executive under these plans has been accrued annually over the course of the executive’s career with Allstate. The aggregate amount of the annual accrual specifically allocated to Allstate Life of New York over that period of time has varied depending on the extent of services rendered by such executive to Allstate Life of New York and the arrangements in place at the time of accrual between Allstate Life of New York and the executive’s Allstate affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2017 attributable to services rendered to Allstate Life of New York by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive’s accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Allstate Life of New York for 2017 under the Service and Expense Agreement.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1)(2) ($)	Payments During Last Fiscal Year ($)
Ms. Fortin(3)	ARP	2.3	1,850	0

	SRIP	2.3	4,560	0

Mr. Imbarrato	ARP	24.08	64,932	0

	SRIP	24.08	6,125	0

(1)

These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will be known only at the time they become eligible for payment. The present value of the accumulated benefit was determined using the same measurement date (December 31, 2017) and material assumptions that Allstate uses for year-end financial reporting purposes, except that no assumptions were made for early termination, disability, or pre-retirement mortality. Other assumptions include the following:

•	Retirement at the normal retirement age as defined in the plans (age 65).
•	Discount rate of 3.68%.

Other assumptions for the final average pay formula include the following:

•	80% paid as a lump sum and 20% paid as an annuity; for the cash balance formula, 100% paid as a lump sum.
•	ARP lump-sum/annuity conversion segmented interest rates of 2.50% for the first five years, 4.75% for the next 15 years, and 5.50% for all years after 20.
•	SRIP lump-sum conversion segmented interest rates of 2.00% for the first five years, 4.50% for the next 15 years, and 5.50% for all years after 20.
•

Lump-sum calculations were done using the IRS Section 417(e)(3) mortality table projected with the MP-2017 projection table. Allstate adopted this table for accounting on December 31, 2017, to measure retirement program obligations in the United States.

•	Annuity calculations were done using the RP-2014 white-collar mortality table for annuitants projected with the MP-2017 projection table.

See note 17 to Allstate’s audited financial statements for 2017 for additional information.

(2)

The following table shows the lump-sum present value of the non-qualified pension benefits for each named executive earned through December 31, 2017, if the named executive’s employment terminated on that date.

Name	Plan Name	Lump Sum Amount ($)
Ms. Fortin	SRIP	4,397

Mr. Imbarrato	SRIP	6,266

The amount shown is based on the lump-sum methodology used by the Allstate pension plans in 2018. Specifically, the interest rate for 2018 is based on 100% of the average corporate bond segmented yield curve from August of the prior year. As required under the Internal Revenue Code, the mortality table used for 2018 is the 2018 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females.

(3)	As of December 31, 2017, Ms. Fortin was not vested in the ARP or the SRIP.

ALLSTATE RETIREMENT PLAN (ARP)

Contributions to the ARP are made entirely by Allstate and are paid into a trust fund from which benefits are paid. Before January 1, 2014, ARP participants earned benefits under one of two formulas (final average pay or cash balance) based on their date of hire or their choice at the time Allstate introduced the cash balance formula. In order to better align Allstate’s pension benefits with market practices, provide future pension benefits more equitably to Allstate employees, and reduce costs, final average pay benefits were frozen as of December 31, 2013. As of January 1, 2014, all eligible participants earn benefits under a cash balance formula only.

Final Average Pay Formula — Frozen as of 12/31/13

Benefits under the final average pay formula were earned and are stated in the form of a straight life annuity payable at the normal retirement age of 65. Mr. Imbarrato has earned final average pay benefits equal to the sum of a Base Benefit and an Additional Benefit. The Base Benefit equals 1.55% of the participant’s average annual compensation, multiplied by credited service after 1988 through 2013. The Additional Benefit equals 0.65% of the amount of the participant’s average annual compensation that exceeds the participant’s covered compensation, multiplied by credited service after 1988 through 2013. Covered compensation is the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age.

Cash Balance Formula — For all Participants Beginning 1/1/14

All named executives earned benefits under the cash balance formula in 2017. Under this formula, participants receive pay credits while employed at Allstate, based on a percentage of eligible annual compensation and years of service, plus interest credits. Pay credits are allocated to a hypothetical account in an amount equal to 3% to 5% of eligible annual compensation, depending on years of vesting service. Interest credits are allocated to the hypothetical account based on the interest crediting rate in effect for that plan year as published by the Internal Revenue Service. The interest crediting rate is set annually and is currently based on the average yield for 30-year U.S. Treasury securities for August of the prior year.

SUPPLEMENTAL RETIREMENT INCOME PLAN (SRIP)

SRIP benefits are generally determined using a two-step process: (1) determine the amount that would be payable under the ARP formula(s) specified above if Internal Revenue Code limits did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the applicable ARP formula(s). The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, the employee also is eligible for early retirement under the SRIP. SRIP benefits are not funded and are paid out of Allstate’s general assets.

CREDITED SERVICE

No additional service credit beyond service with Allstate or its predecessors is granted under the ARP or the SRIP to any of the named executives.

ELIGIBLE COMPENSATION

Under both the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, and certain other forms of compensation, but does not include long-term cash incentive awards or income related to equity awards. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years through 2013.

PAYMENT OPTIONS

Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality assumptions as required under the Internal Revenue Code. The lump-sum payment under the cash balance benefit is generally equal to a participant’s account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

TIMING OF PAYMENTS

Eligible employees are vested in the normal ARP and SRIP retirement benefits on the earlier of the completion of three years of service or upon reaching age 65.

Final average pay benefits are payable at age 65. A participant with final average pay benefits may be entitled to a reduced early retirement benefit on or after age 55 if he or she terminates employment after completing 20 or more years of vesting service.

A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance.

The following SRIP payment dates assume a retirement or termination date of December 31, 2017:

•	Ms. Fortin’s SRIP benefit is not currently vested but would become payable following death.

•	Mr. Imbarrato’s SRIP benefit would be paid on January 1, 2028, or following death.

Non-Qualified Deferred Compensation at Fiscal Year-end 2017

The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of our named executives in 2017. All amounts relate to The Allstate Corporation Deferred Compensation Plan.

The aggregate amount of the annual accrual specifically allocated to Allstate Life of New York over each named executive’s career with Allstate has varied depending on the extent of services rendered by such executive to Allstate Life of New York and the arrangements in place at the time of accrual between Allstate Life of New York and the executive’s Allstate affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Allstate Life of New York by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive’s non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Allstate Life of New York for 2017 under the Service and Expense Agreement.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(2)
Ms. Fortin	0	0	0	0	0

Mr. Imbarrato	2,527	0	1,074	0	7,885

(1)	Aggregate earnings were not included in the named executive’s compensation in the last completed fiscal year in the Summary Compensation Table.
(2)	There are no amounts reported in the Aggregate Balance at Last FYE column that previously were reported as compensation in the Summary Compensation Table.

In order to remain competitive with other employers, Allstate allows the named executives and other employees whose annual compensation exceeds the amount specified in the Internal Revenue Code ($270,000 in 2017), to defer under the Deferred Compensation Plan up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds the Internal Revenue Code limit. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

Deferrals under the Deferred Compensation Plan are credited with earnings or debited for losses based on the results of the notional investment option or options selected by the participants. The notional investment options available in 2017 under the Deferred Compensation Plan are: stable value, S&P 500, international equity, Russell 2000, mid-cap, and bond funds. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or debited for losses based on the funds’ investment returns. Because the rate of return is based on actual investment measures in Allstate’s 401(k) plan, no above-market earnings are credited, recorded, or paid. Allstate’s Deferred Compensation Plan and 401(k) plan allow participants to change their investment elections daily, subject to certain trading restrictions.

The Deferred Compensation Plan is unfunded. This means that Allstate does not set aside funds for the plan in a trust or otherwise. Participants have only the rights of general unsecured creditors and may lose their balances in the event of the company’s bankruptcy. Account balances are 100% vested at all times.

An irrevocable distribution election is required before making any deferrals into the plan. Generally, a named executive may elect to begin receiving a distribution of his or her account balance immediately upon separation from service or in one of the first through fifth years after separation from service. The earliest distribution date for deferrals on or after January 1, 2005, and earnings and losses on these amounts, is six months following separation from service. The named executive may elect to receive payment in a lump sum or in annual cash installment payments over a period of two to ten years. In addition, a named executive may elect an in-service withdrawal of his or her entire balance earned and vested prior to January 1, 2005, and earnings and losses on these amounts, subject to forfeiture of 10% of such balance. Upon proof of an unforeseen emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

Potential Payments as a Result of Termination or Change in Control (CIC)

The following table lists the compensation and benefits that Allstate would generally provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to salaried employees. The table describes equity granting practices for the 2017 equity incentive awards. Relevant prior practices are described in the footnotes.

Termination Scenarios
Compensation Elements	Termination(1)	Retirement	Termination due to Change in Control(2)	Death	Disability
Base Salary	Ceases immediately	Ceases immediately	Ceases immediately	Ceases immediately	Ceases immediately

Severance Pay	None	None	Lump sum equal to two times salary and annual incentive at target (3)	None	None

Annual Incentive(4)	Forfeited	Prorated for the year and subject to discretionary adjustments(5)	Prorated at target (reduced by any amounts actually paid)	Prorated for the year and subject to discretionary adjustments	Prorated for the year and subject to discretionary adjustments

Termination Scenarios
Compensation Elements	Termination(1)	Retirement	Termination due to Change in Control(2)	Death	Disability
Stock Options(4)(6)	Unvested are forfeited, vested expire at the earlier of three months or normal expiration	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of retirement, continue to vest. All expire at earlier of five years or normal expiration(7)	Awards vest upon qualifying termination after a CIC	Awards vest immediately and expire at earlier of two years or normal expiration	Awards vest immediately and expire at earlier of two years or normal expiration

Restricted Stock Units(4)(6)	Forfeited	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of retirement, continue to vest(7)	Awards vest upon qualifying termination after a CIC	Awards vest and are payable immediately	Awards vest and are payable immediately

Performance Stock Awards(4)(6)	Forfeited	Awards granted more than 12 months before, and pro rata portion of awards granted within 12 months of retirement, continue to vest and are paid out based on actual performance(7)	Awards vest based on performance upon a qualifying termination after a CIC(8)	Awards vest and are payable immediately(9)	Awards vest and are payable immediately(9)

Non-Qualified Pension Benefits(10)	Distributions commence per plan	Distributions commence per plan	Immediately payable upon a CIC	Distributions commence per plan	Participant may request payment if age 50 or older

Deferred Compensation(11)	Distributions commence per participant election	Distributions commence per participant election	Immediately payable upon a CIC	Payable within 90 days	Distributions commence per participant election

Health, Welfare and Other Benefits	None	None	Outplacement services provided; lump sum payment equal to additional cost of welfare benefits continuation coverage for 18 months(12)	None	Supplemental Long Term Disability benefits if enrolled in basic long-term disability plan

(1)

Includes both voluntary and involuntary termination. Examples of involuntary termination independent of a change in control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, or reduction in force.

(2)

In general, a change in control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Allstate Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because any of these could cause a substantial change in management in a widely held company the size of Allstate. Ms. Fortin is a participant in Allstate’s CIC Plan. Mr. Imbarrato is not party to the CIC Plan. Effective upon a change in control, Ms. Fortin becomes subject to covenants prohibiting solicitation of employees, customers, and suppliers until one year after termination of employment. If Ms. Fortin incurs legal fees or other expenses in an effort to enforce the change in control plan, Allstate will reimburse her for these expenses unless it is established by a court that she had no reasonable basis for the claim or acted in bad faith.

(3)

For those named executives subject to the CIC Plan, severance benefits would be payable if a named executive’s employment is terminated either by Allstate without cause or by the executive for good reason as defined in the plan during the two years following the change in control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the restrictive covenants in the CIC Plan, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive’s base compensation, authority, duties, or responsibilities, or a material change in the geographic location where the named executive performs services.

(4)

Named executives who receive an equity award or an annual cash incentive award under the Annual Executive Incentive Plan after May 19, 2009, are subject to a non-solicitation covenant while they are employed and for the one-year period following termination of employment. If a named executive violates the non-solicitation covenant, to the extent permitted by applicable law, compensation provided to the named executive (including cancellation of outstanding awards or recovery of all or a portion of any gain realized upon vesting, settlement, or exercise of an award or recovery of all or a portion of any proceeds resulting from any disposition of shares received pursuant to an award) may be recovered if the vesting, settlement, or exercise of the award or the receipt of the sale proceeds occurred during the 12-month period prior to the violation. If Mr. Imbarrato’s employment were to be terminated as a result of a reduction in force, he would be eligible for a prorated annual incentive award subject to discretionary adjustments. Ms. Fortin is not eligible for an annual incentive payment upon termination or retirement.

(5)

Retirement for purposes of the annual cash incentive awards is defined as voluntary termination on or after the date the named executive attains age 55 with at least 10 years of service or age 60 with five years of service.

(6)

Named executives who receive an equity award on or after May 21, 2013, that remains subject to a period of restriction or other performance or vesting condition are subject to a non-compete provision while they are employed and for the one-year period following termination of employment. Named executives who received equity awards granted between February 21, 2012, and May 20, 2013, are subject to a non-compete provision while they are employed and for the two-year period following termination of employment. If a named executive violates the non-competition covenant, to the extent permitted by applicable law, any or all of the named executive’s outstanding awards that remain subject to a period of restriction or other performance or vesting condition as of the date on which the named executive first violated the non-competition provision may be canceled.

(7)	Retirement definitions and treatment for purposes of stock options, RSUs, and PSAs are as follows:

Date of award on or after February 21, 2012
Definition	Normal Retirement — age 55 with 10 years of service or age 60 with at least five years of service

Treatment

•  Unvested awards not granted within 12 months of retirement continue to vest.

•  Prorated portion of unvested awards granted within 12 months of the retirement date continues to vest.

•  Vested stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

Stock option awards granted in 2012 and before have vested and will expire at the earlier of five years from the date of retirement or the expiration date of the option.

(8)	The Committee will determine the number of PSAs that continue to vest based on actual performance up to the change in control.
(9)	For open cycles, the payout is based on the target number of PSAs.
(10)	See the Retirement Benefits section for further detail on non-qualified pension benefits and timing of payments.
(11)	See the Non-Qualified Deferred Compensation at Fiscal Year-end 2017 section for additional information on the Deferred Compensation Plan and distribution options available.
(12)

For those named executives subject to the CIC Plan, if their employment is terminated due to death during the two years after the date of a change in control, the named executive’s estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of termination due to disability during the two years after the date of a change in control, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives.

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION(1)

The table below describes the value of compensation and benefits payable to each named executive upon termination, calculated in a manner consistent with the allocation of compensation expenses to Allstate Life of New York for 2017 under the Service and Expense Agreement, that would exceed the compensation or benefits generally available to salaried employees in each termination scenario. The total column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives, such as deferred compensation and non-qualified pension benefits. Benefits and payments are calculated assuming a December 31, 2017, employment termination date.

Name	Severance ($)	Annual Incentive Plan(2) ($)	Stock Options — Unvested and Accelerated ($)	Restricted Stock Units and Performance Stock Awards — Unvested and Accelerated ($)	Welfare Benefits and Outplacement Services ($)	Total ($)
Ms. Fortin

Termination/Retirement(3)	0	0	0	0	0	0

Termination due to Change in Control(4)	267,004	63,238	311,456	675,065	7,581(5)	1,324,344

Death	0	100,455	311,456	675,065	0	1,086,976

Disability	0	100,455	311,456	675,065	0(6)	1,086,976

Mr. Imbarrato

Termination/Retirement(3)	0	0	0	0	0	0

Termination due to Change in Control(7)	0	0	21,402	27,643	0(5)	49,045

Death	0	22,275	21,402	27,643	0	71,320

Disability	0	22,275	21,402	27,643	127,878(6)	199,198

(1)	A “0” indicates either that there is no amount payable to the named executive, or the amount payable is the same for both the named executives and all salaried employees.

(2)

The 2017 annual incentive plan payment is payable to all named executives as a result of death and disability. The amount listed for the annual incentive plan payment upon termination due to a change in control is shown at target as defined in the CIC Plan.

(3)

As of December 31, 2017, none of the named executives are eligible to retire in accordance with Allstate’s policy and the terms of its equity incentive compensation and benefit plans. Mr. Imbarrato is eligible for an annual incentive plan payment if he is terminated as a result of a reduction in workforce.

(4)

The values in this change in control row represent amounts paid if both the change in control and qualifying termination occur on December 31, 2017. PSAs are paid out based on actual performance; for purposes of this table, the 2015-2017 cycle is shown at 82.7% of target, 2016-2018, and 2017-2019 cycles are reflected at target. Beginning with awards granted in 2012, equity awards do not accelerate in the event of a change in control unless also accompanied by a qualifying termination of employment. A change in control also would accelerate the distribution of each named executive’s non-qualified deferred compensation and SRIP benefits. Please see the Non-Qualified Deferred Compensation at Fiscal Year-end 2017 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.

(5)

The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate’s costs for these benefits or programs assuming an 18-month continuation period. The value of outplacement services is $7,581 for Ms. Fortin. Mr. Imbarrato is not eligible for welfare benefit continuation or outplacement services following a change in control.

(6)

The named executives who participate in the long-term disability plan are eligible to participate in Allstate’s supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan (basic plan). The monthly benefit is equal to 60% of the named executive’s qualified annual earnings divided by twelve and rounded to the nearest $100, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the basic plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65.

(7)

Mr. Imbarrato is not a participant in the CIC Plan; however, pursuant to the terms of his equity awards, unvested stock options and RSUs would vest immediately upon a qualifying termination following a change in control.

Risk Management and Compensation

A review and assessment of potential compensation-related risks is conducted by Allstate’s chief risk officer. Allstate believes that its compensation policies and practices are appropriately structured and do not provide incentives for employees to take unnecessary and excessive risks.

The Allstate Board and its risk and return committee both play an important role in risk management oversight, including reviewing how Allstate management measures, evaluates, and manages Allstate’s exposure to risks posed by a wide variety of events and conditions. In addition, the Committee employs an independent compensation consultant each year to review and assess Allstate’s executive pay levels, practices, and overall program design.

Performance Measures for 2017

The following pages contain descriptions of the performance measures used for executive incentive compensation. They were developed uniquely for incentive compensation purposes, are non-GAAP measures and are not reported in Allstate’s financial statements. The Committee has approved the use of non-GAAP measures when appropriate to drive executive focus on particular strategic, operational, or financial factors, or to exclude factors over which Allstate executives have little influence or control. The Committee monitors compensation estimates during the year based on actual performance on these measures, and the internal audit department reviews the final results.

Performance Net Income: This measure is calculated uniquely for annual cash incentive awards and each PSA performance cycle. For each plan, Performance Net Income is equal to net income applicable to common shareholders as reported in Allstate’s annual report on Form 10-K adjusted for the after-tax effect of the items indicated below:

Indicates adjustments to Net Income	Annual Cash Incentive Awards	Performance Stock Awards(1)
Net income applicable to common shareholders, excluding:

—   Realized capital gains and losses (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments

— Valuation changes on embedded derivatives not hedged (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs)

— Business combination expenses and amortization of purchased intangible assets

— Gain (loss) on disposition of operations

—   Other significant non-recurring, infrequent or unusual items, when the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or there has been no similar charge or gain within the prior two years

• Change in accounting for investments in qualified affordable housing projects(2)

• Goodwill impairment

• Tax legislation benefit

Reported Allstate operating income

— Restructuring or related charges

— Underwriting results of Discontinued Lines and Coverages segment

— Effects of acquiring and selling businesses

— Adjustments to be consistent with financial reporting used in establishing the measure

— Adjustments for other significant, non-recurring, infrequent or unusual items in excess of $20 million after-tax(3)

— Adjustments to exclude income associated with parent holding company level deployable assets in excess of $1 billion(4)

Performance Net Income before adjustment for volatile items(5)

Adjustment for after-tax volatile items	Adjusted to include minimum or maximum amount of after-tax catastrophe losses and income from performance-based long-term investments	Three-year average adjusted to include a minimum or maximum amount of after-tax catastrophe losses

Performance Net Income

(1)

Performance Net Income is a performance measure for the 2015-2017, 2016-2018, 2017-2019, and 2018-2020 performance cycles. The 2016-2018, 2017-2019, and 2018-2020 performance cycles do not qualify for final measurement as of December 31, 2017; the items checked above and after-tax volatile items indicate items that by definition may impact the final measurement when the three-year cycle and final measurement is completed.

(2)	Adjustment impacts only the calculations for the 2015-2017 performance cycle.
(3)	Adjustment for 2016-2018, 2017-2019, and 2018-2020 performance cycles.
(4)	Adjustment for 2018-2020 performance cycle.
(5)	Volatile items include catastrophe losses and income from performance-based long-term investments (“PBLT income”) depending on the measure.

ANNUAL CASH INCENTIVE AWARD PERFORMANCE MEASURES FOR 2017

•

Performance Net Income: This measure is used to assess financial performance. In 2017, Performance Net Income was $2,703 million compared to reported Adjusted Net Income of $2,467 million, an increase of $236 million. It was adjusted to remove the impacts of the underwriting loss of the Discontinued Lines and Coverages segment, restructuring and related charges, a maximum amount of after-tax catastrophes & PBLT income, pension settlement charge and employee share-based accounting tax benefit.

•

Net Investment Income: This measure is used to assess the financial operating performance provided from investments. Net Investment Income as reported in the consolidated statement of operations is adjusted to include a minimum or maximum amount of income from PBLT income if the actual amounts are less than or exceed those amounts, respectively. Net Investment Income is also subject to adjustments to be consistent with the financial reporting used in establishing the measure and to exclude the effects of acquiring and selling businesses. In 2017, an adjustment to reflect a maximum amount of PBLT income was necessary, resulting in Net Investment Income of $3,188 million, compared to reported net investment income of $3,401 million.

•

Total Premiums: This measure is used to assess growth within the Allstate Protection, Service Businesses, Allstate Life, Allstate Benefits, and Allstate Annuities businesses. It is equal to the sum of Allstate Protection and Service Businesses premiums written and Allstate Life, Benefits, and Annuities premiums and contract charges as described below.

Premiums written is equal to the Allstate Protection and Service Businesses net premiums written as reported in management’s discussion and analysis in Allstate’s annual report on Form 10-K.

Premiums and contract charges are equal to life premiums and contract charges reported in the consolidated statement of operations in Allstate’s annual report on Form 10-K.

Total Premiums is subject to adjustments to be consistent with the financial reporting used in establishing the measure and to exclude the effects of acquiring and selling businesses. No such adjustments were necessary in 2017.

Total Premiums of $35,120 million were equal to reported Total Premiums.

•

Total Return: This measure is used to assess financial performance of the investment portfolio. Total return is calculated as the ratio of the sum of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans, divided by the average fair value balances at the beginning and at the end of 2017.

Total Return is subject to adjustment to be consistent with the financial reporting used in establishing the measure and to exclude the effects of acquiring and selling businesses. In 2017, no adjustments were necessary and Total Return was 5.9%.

PERFORMANCE STOCK AWARD PERFORMANCE MEASURES FOR THE 2015-2017 PERFORMANCE CYCLE

•

Three-Year Average Performance Net Income Return on Equity: It is calculated as the ratio of the average Performance Net Income for the three years in the period divided by the average of Adjusted Common Shareholders’ Equity at December 31 of the year-end immediately preceding the period and at the end of each year in the three-year period.

•

Adjusted Common Shareholders’ Equity is equal to common shareholders’ equity excluding the net effects of unrealized net capital gains and losses. It is subject to adjustments to be consistent with the financial reporting used in establishing the measure and to exclude the net effects of acquiring and selling businesses. Adjusted Common Shareholders’ Equity at December 31 of the year-end immediately preceding the period is not subject to adjustment.

•

Three-year Average Performance Net Income Return on Equity for the 2015-2017 performance cycle was 12.2%, compared to Allstate’s reported Adjusted Net Income return of equity of 13.4%, 10.4% and 11.6% for the three years ended 2017, 2016, and 2015, respectively, and the three-year average of 11.8%. The primary adjustments relate to underwriting loss of the Discontinued Lines and Coverages segment, restructuring and related charges, net effects of acquiring business, and Allstate employee share-based accounting tax benefit.

PERFORMANCE STOCK AWARD PERFORMANCE MEASURES FOR THE 2016-2018, 2017-2019 AND 2018-2020 PERFORMANCE CYCLES

•

Three-Year Average Performance Net Income Return on Equity (measure weighted at 70%): These cycles are calculated in a similar manner to the 2015-2017 cycle as disclosed above, but are adjusted to reflect the foreign exchange rate used in establishing the measure (in place of actual foreign currency translation) for any period if the Total Premiums measure for the Annual Incentive Plan is adjusted for foreign exchange rates. For the 2018-2020 performance cycle, average of Allstate’s common shareholders’ equity will also be adjusted to remove the impact of other significant non-recurring, infrequent or unusual items in excess of a threshold and parent holding company level deployable assets in excess of $1 billion.

•

Earned Book Value (measure weighted at 30%): Earned Book Value is the increase between common shareholders’ equity at December 31 of the year-end immediately preceding the three-year period and adjusted common shareholders’ equity at December 31 of the last year of the three-year period expressed as a compound annual growth rate. Adjusted common shareholders’ equity is equal to common shareholders’ equity at December 31 of the last year of the three-year period adjusted to:

—	Add back reductions for common share repurchases and declared common shareholder dividends during the three-year period.

—	Remove the impact of other significant non-recurring, infrequent or unusual items in excess of a threshold.

—	Reflect a minimum or maximum amount of after-tax catastrophe losses if the actual after-tax catastrophe losses are more or less than +/- 20% respectively of the three years of catastrophe losses used to establish the measure.

—	Be consistent with the financial reporting used in establishing the measure.

—	Exclude the effects of acquiring and selling businesses.

—	Reflect the foreign exchange rate used in establishing the measure (in place of actual foreign currency translation) for any period if the Total Premiums measure for the Annual Incentive Plan is adjusted for foreign exchange rates.

DIRECTOR COMPENSATION

The following table summarizes the compensation of each of Allstate Life of New York’s non-employee directors during 2017 for his or her services as a member of the Board of Directors of Allstate Life of New York (the “Board”) and its committees. The non-employee directors each received an annual retainer of $16,200 and the chair of the Operations Review Committee received an additional annual retainer of $1,800. Additionally, they each received a fee of $1,800 for each Board meeting attended throughout the year and a fee of $900 for each meeting they attended as members of the Board’s Operations Review Committee or Investment Committee.

All other Allstate Life of New York directors are employees of Allstate or its subsidiaries. These directors receive no compensation for their service as directors in addition to their compensation as employees of Allstate Life of New York, Allstate, or their subsidiaries.

Name of Non-Employee Director(1)	Fees Earned or Paid in Cash ($)	Total ($)
Ms. Buckley	27,000	27,000

Mr. Hurley	27,000	27,000

Mr. Raben(2)	32,400	32,400

Ms. Slater(3)	27,000	27,000

(1)	Each of these directors is a member of the Operations Review Committee.
(2)	Mr. Raben was Chair of the Operations Review Committee and a member of the Investment Committee.
(3)	Ms. Slater retired from the Board as of March 13, 2018.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board does not have a compensation committee. All compensation decisions are made by Allstate, as the ultimate parent company of Allstate Life of New York. No executive officer of Allstate Life of New York served as a member of the compensation committee of another entity for which any executive officer served as a director for Allstate Life of New York.

Item 11(m).	Security Ownership of Certain Beneficial Owners and Management.

Security Ownership of Certain Beneficial Owners

The following table shows the number of Allstate Life of New York shares owned by any beneficial owner who owns more than five percent of any class of Allstate Life of New York’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	Allstate Life Insurance Company 3075 Sanders Road, Northbrook, IL 60062	100,000	100%
N/A	Allstate Insurance Company 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	Allstate Insurance Holdings, LLC 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A
N/A	The Allstate Corporation 2775 Sanders Road, Northbrook, IL 60062	Indirect voting and investment power of shares owned by Allstate Life Insurance Company	N/A

Security Ownership of Directors and Executive Officers

The following table shows the Allstate common shares beneficially owned as of March 1, 2018 by each director and named executive officer of Allstate Life of New York individually, and by all executive officers and directors of Allstate Life of New York as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly. It also includes shares subject to stock options exercisable on or before April 30, 2018, and restricted stock units and performance stock awards with restrictions that expire on or before April 30, 2018. The percentage of Allstate common shares beneficially owned by any Allstate Life of New York director, named executive officer or by all directors and executive officers of Allstate Life of New York as a group does not exceed 1%. As of March 1, 2018, none of these shares were pledged as security.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Allstate Common Stock (a)	Common Stock Subject to Options Exercisable and Restricted Stock Units and Performance Stock Awards for which restrictions expire on or prior to April 30, 2018 — Included in Column (a) (b)
Maureen A. Buckley	0	0

Angela K. Fontana	9,866	9,763

Mary Jane Fortin	78,765	59,853

John R. Hurley	0	0

Mario Imbarrato	23,123	23,020

Samuel H. Pilch	17,462	12,526

John R. Raben, Jr.	925	0

P. John Rugel	10,845	5,640

Brian P. Stricker	24	0

All directors and executive officers as a group	425,497	330,536

Item 11(n).	Transactions with Related Persons, Promoters, and Certain Control Persons

Transactions with Related Persons.

This table describes certain intercompany agreements involving amounts greater than $120,000 between Allstate Life of New York and the following companies:

•	Allstate Life Insurance Company (“ALIC”), the direct parent of Allstate Life of New York;
•	Allstate Insurance Company (“AIC”), an indirect parent of Allstate Life of New York;
•	Allstate Insurance Holdings, LLC (“AIH”), an indirect parent of Allstate Life of New York; and
•	The Allstate Corporation (“AllCorp”), the ultimate indirect parent of Allstate Life of New York.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Related Person(s) involved in the transaction[1] and the approximate dollar value of the Related Person’s interest in the transaction ($)
		($)	ALIC	AIC	AIH	AllCorp
Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004, as amended by Amendment No. 1 effective January 1, 2009, and as supplemented by New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005.	2015 2016 2017	4,528,738,300[2] 4,957,180,907[2] 5,502,056,803[2]	147,600,579[2] 173,209,329[2] 216,231,779[2]	1,308,881,592[2] 1,191,863,610[2] 1,217,961,034[2]	0 0 0	9,946,913[2] 15,114,983[2] 15,822,017[2]
Investment Advisory Agreement and Amendment to Services Agreement as of January 1, 2002 between Allstate Insurance Company, Allstate Investments, LLC and Allstate Life Insurance Company of New York.	2015 2016 2017	6,590,943[2] 6,752,195[2] 8,345,907[2]	N/A	0 0 0	N/A	N/A

Reinsurance Agreements between Allstate Life Insurance Company and Allstate Life Insurance Company of New York: Reinsurance Agreement effective January 1, 1984, as amended by Amendment No. 1 effective September 1, 1984, Amendment No. 2 effective January 1, 1987, Amendment No. 3 effective October 1, 1988, Amendment No. 4 effective January 1, 1994, Amendment No. 5 effective December 31, 1995, Amendment No. 6 effective December 1, 2007, Amendment No. 7 effective November 1, 2009, and Amendment No. 8 effective July 1, 2013; Assumption Reinsurance Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York

	2015 2016 2017	(1,524,245)[3] (20,443,100) [3] (52,411,337)[3]	(1,524,245)[3] (20,443,100) [3] (52,411,337)[3]	N/A	N/A	N/A

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year		Related Person(s) involved in the transaction[1] and the approximate dollar value of the Related Person’s interest in the transaction ($)
		($)	ALIC	AIC	AIH	AllCorp

effective July 1, 1984; Reinsurance Agreement effective January 1, 1986, as amended by Amendment No. 1 effective December 31, 1995 and Amendment No. 2 effective December 1, 1995; Reinsurance Agreement effective January 1, 1991, as amended by Amendment No. 1 effective December 31, 1995; Stop Loss Reinsurance Agreement effective December 31, 2001.

Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996.	2015 2016 2017	990,148,583[4] 326,308,504[4] 904,637,086[4]	167,036,282 (30,048,117) 319,344,452	885,582,103 356,826,798 954,496,835	0 0 117	(185,625,025 (127,731,600 (127,080,526	) ) )
Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007.	2015 2016 2017	2,681,855[5] 2,048,128[5] 896,603[5]	238,219[5] 153,644[5] 17,509[5]	2,443,636[5] 1,894,484[5] 879,603[5]	N/A	N/A

Assignment and Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Intramerica Life Insurance Company, and Allstate Financial Services, LLC.

	2015 2016 2017	382,549[6] 656,603[6] 422,689[6]	(121,085) (163,767) (135,187)	N/A	N/A	N/A

(1)	Each identified Related Person is a Party to the transaction.
(2)	Gross amount of expense received under the transaction.
(3)	Net reinsurance expense.
(4)	Total amounts paid to the Internal Revenue Service.
(5)	Value of transfer transactions.
(6)	Gross amount of the transaction.

Policies and Procedures for Review and Approval of Related Person Transactions

All intercompany agreements to which Allstate Life of New York is a party are approved by the Board as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the New York State Insurance Department, Allstate Life of New York’s domestic regulator pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Allstate Life of New York’s corporate records.

While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Allstate Life of New York, all directors and executive officers of Allstate Life of New York are subject to the Allstate Code of Ethics (“Code”). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of The Allstate Corporation, the ultimate parent company of Allstate Life of New York. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

Independence Standards for Directors

Outside directors of Allstate Life of New York are subject to independence standards based on New York insurance law. Generally, these independence standards require that an independent director cannot be an employee or a beneficial owner of a controlling interest in Allstate Life of New York or any other affiliate of The Allstate Corporation. Applying these independence standards, Ms. Buckley and Messrs. Hurley and Raben are independent.

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Allstate Life of New York has applied the independence standards required for listed companies of the New York Stock Exchange to the Board. Applying these standards, Allstate Life of New York has determined that Ms. Buckley and Messrs. Hurley and Raben are considered to be independent.

Other Information:

A section entitled “Experts” is added to your prospectus as follows:

Experts:

The financial statements and the related financial statement schedules included herein have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:

Legal Matters:

Certain matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate New York’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate New York.

Principal Underwriter:

Allstate Distributors, L.L.C. (“ADLLC”) serves as the principal underwriter and distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC, an affiliate of Allstate Life Insurance Company of New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

Administration:

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; Donnelley Financial Solutions, Inc. (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Stacks LLC (f/k/a Jayhawk File Express, LLC) (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; TierPoint, LLC (f/k/a Co- Sentry.net, LLC) (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (f/k/a Convey Compliance Systems, Inc.) (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

Correspondence sent by regular mail to our Annuity Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.